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                          PURCHASE AND SALE AGREEMENT


                                    BETWEEN


                            ORION ACQUISITION, INC.


                                      AND


                        WATTENBERG GAS INVESTMENTS, LLC



                              DATED: JUNE 14, 1996


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                              TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
1.        Purchase and Sale   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.        The Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
          2.1       Leases and Wells  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
          2.2       Incidental Rights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

3.        Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

4.        Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

5.        Apportionment of Production, Revenues, Taxes and other Expenses   . . . . . . . . . . . . . . . . . . . . .   2

6.        Buyer's Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
          6.1       Existence   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
          6.2       Power and Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
          6.3       Authorization   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
          6.4       Execution and Delivery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
          6.5       Securities Laws   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
          6.6       Brokers' Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

7.        Seller's Representations and Warranties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
          7.1       Existence   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
          7.2       Power and Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
          7.3       Authorization   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
          7.4       Execution and Delivery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
          7.5       Brokers' Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
          7.6       Reserve Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
          7.7       Liens   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
          7.8       Title   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
          7.9       Preferential Purchase Rights and Consents   . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          7.10      No Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          7.11      Gas Balancing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          7.12      Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          7.13      Operations in Progress  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          7.14      Hydrocarbon Sales Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
          7.15      Proceeds of Production  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
          7.16      Material Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
          7.17      Bills in the Ordinary Course  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
          7.18      Legal Proceedings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
          7.19      Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
          7.20      Environmental Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
          7.21      Payment of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
          7.22      Tax Partnerships  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
          7.23      Other Tax Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

8.        Certain Tax Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          8.1       Opinion of Tax Counsel, Right to Request Ruling   . . . . . . . . . . . . . . . . . . . . . . . .  13
          8.2       Tax Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          8.3       Escrow in the Event of Tax Audit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          8.4       Settlements Resulting from a Tax Audit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16





                                      (i)

9.        Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          9.1       Cooperation and Access  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          9.2       Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

10.       Closing Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          10.1      Seller's Closing Conditions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          10.2      Buyer's Closing Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

11.       Closing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          11.1      Payment of Purchase Price   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          11.2      Section 15.2 Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          11.3      Notice of Preferential Rights and Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          11.4      Release of Mortgages and Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          11.5      Assignment; Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          11.6      Non-Foreign Ownership Affidavits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
          11.7      Ratification of Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
          11.8      Evidence of Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
          11.9      Seller's Officer's Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
          11.10     Opinion on Behalf of Seller   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
          11.11     Buyer's Manager's Certificate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
          11.12     Opinions on Behalf of Buyer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
          11.13     Management Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          11.14     Performance Power of Attorney   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          11.15     Tax Opinion   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          11.16     Consent to Amendments of LLC Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          11.17     Additional Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

12.       Post-Closing Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          12.1      Files and Records   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          12.2      Sales Taxes and Recording Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          12.3      Purchase Price Rebates for Defective Interests  . . . . . . . . . . . . . . . . . . . . . . . . .  21
          12.4      Purchase Price and Other Rebates for Exercised Preferential Purchase Rights, Failure to
                    Obtain Consents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
          12.5      Reconveyance of Excluded Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
          12.6      Allocation of Commingled Production and Costs   . . . . . . . . . . . . . . . . . . . . . . . . .  22
          12.7      Performance of Buyer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
          12.8      Overpayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
          12.9      Review of Aggregate Credit Payment Amount Figure  . . . . . . . . . . . . . . . . . . . . . . . .  25
          12.10     Representations of Seller and Buyer to Survive Closing  . . . . . . . . . . . . . . . . . . . . .  25

13.       Apportionment of Liabilities and Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
          13.1      Buyer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
          13.2      Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

14.       Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
          14.1      Buyer's Indemnification of Seller   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
          14.2      Seller's Indemnification of Buyer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
          14.3      Third Party Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
          14.4      HS Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27





                                      (ii)

15.       Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
          15.1      Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
          15.2      Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
          15.3      Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
          15.4      Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
          15.5      Confidentiality   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
          15.6      Announcements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
          15.7      Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          15.8      Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          15.9      Complete Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          15.10     Knowledge   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          15.11     Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          15.12     Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31





                                     (iii)

                                    EXHIBITS

Exhibit A           Leases (Weld, Adams, Boulder County, Colorado)

Exhibit B           Wells (showing WI, NRI, qualifying formations)

Exhibit C           Form of Wellbore Assignment of Oil and Gas Leases with
                    Reservation of Production Payment

Exhibit D           Form of Option to Purchase Oil and Gas Interests

Exhibit E           Reserve Report

Exhibit F           Preferential Purchase Rights and Consents

Exhibit G           Prepayments

Exhibit H           Gas Imbalances

Exhibit I           Operations in Progress

Exhibit J           Hydrocarbon Sales Contracts

Exhibit K           Legal Proceedings

Exhibit L           Tax Partnerships

Exhibit M           Well List - No NGPA Application Filed

Exhibit N           Form of Non-Foreign Ownership Affidavits

Exhibit O           Form of Ratification of Obligations

Exhibit P           Form of Seller's Officer's Certificate

Exhibit Q           Form of Opinion on Behalf of Seller

Exhibit R           Form of Buyer's Manager's Certificate

Exhibit S           Forms of Opinions on Behalf of Buyer

Exhibit T           Form of Management Agreement

Exhibit U           Form of Escrow Agreement

Exhibit V           Form of Limited Power of Attorney





                                      (iv)

                          PURCHASE AND SALE AGREEMENT


                 This Purchase and Sale Agreement ("Agreement"), dated June 14, 1996, is between Orion Acquisition, Inc., a Delaware corporation ("Seller" or "Orion") and Wattenberg Gas Investments, LLC, a Delaware limited liability company ("Buyer" or "WGI").

                                    RECITALS

                 A. Seller is the owner of certain oil and gas leasehold interests in Weld, Adams and Boulder County, Colorado, as more specifically described below in Section 2 (the "Assets").

                 B. Seller desires to sell and Buyer desires to purchase the Assets pursuant to the terms and conditions of this Agreement.

                                   AGREEMENT

                 IN CONSIDERATION of the Purchase Price set forth below in
Section 4, the reservation of the "Production Payment" (defined below) and the grant of the "Option" (defined below), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

                 1. Purchase and Sale. Seller agrees to convey the Assets to Buyer and Buyer agrees to purchase the Assets from Seller, all pursuant to the terms and conditions of this Agreement. Seller will convey the Assets subject to (i) a production payment (the "Production Payment"), a reversionary interest (the "Reversion Interest") and other reservations and obligations as specifically set forth in the Wellbore Assignment of Oil and Gas Leases With Reservation of Production Payment in a form substantially similar to Exhibit C (the "Assignment"), and (ii) the Option To Purchase Oil and Gas Interests to be granted to Seller in a form substantially similar to Exhibit D (the "Option").

                 2. The Assets. The "Assets" shall be all of the following:

                          2.1       Leases and Wells.  Seller's right, title
and interest in and to the oil and gas leases and mineral interests described in Exhibit A, including any and all overriding royalty interests owned by Seller in such leases, but insofar and only insofar as said leases cover the right to produce the wells described in Exhibit B from the intervals referenced in Section 7.23 and identified in Exhibit B in such wells as of the Effective Date (the above described interest in such leases being herein called the "Leases" and the above described interest in such wells being herein called the "Wells"), and subject to any restrictions, exceptions, reservations, conditions, limitations, burdens, contracts, agreements and other matters applicable to such Leases and Wells.

                          2.2       Incidental Rights.  All of Seller's right,
title and interest in and to the following insofar and only insofar as same are attributable to the Leases and the Wells:

                                    (a)       Unitization and Pooling
         Agreements. All presently existing and valid oil, gas or mineral unitization, pooling, operating and communitization agreements, declarations and orders affecting the Leases and Wells, and in and to the properties covered and the units created thereby;

                                    (b)       Personal Property.  The personal
         property and fixtures that are appurtenant to the Wells, including all wells, casing, tubing, pumps, separators, tanks, lines and other personal property and oil field equipment appurtenant to such Wells;

                                    (c)       Agreements.  All presently
         existing and valid oil and gas sales, purchase, production swap, gathering and processing contracts and operating agreements, joint venture agreements, partnership agreements, rights-of-way, easements, permits, surface leases and other contracts, agreements and instruments, but specifically excluding any management agreements.

Seller shall remain co-owner of any "Agreements," "Personal Property" and "Unitization and Pooling Agreements" to the extent they pertain to any property or formation owned by Seller that is not exclusively part of the Wells.

                 3. Effective Date. The purchase and sale of the Assets shall be effective, for all purposes, including allocation of revenue, expenses and taxes, as of June 1, 1996 at 7:00 a.m. local time at the site of the Assets (the "Effective Date").

                 4. Purchase Price. The purchase price for the Assets shall be $1,110,000 (the "Purchase Price"). Buyer shall pay the Purchase Price to Seller in immediately available funds at Closing.

                 5. Apportionment of Production, Revenues, Taxes and other Expenses. Buyer shall be entitled to revenue from the sale of hydrocarbons produced from the Wells on or after the Effective Date, subject to the Production Payment, Reversion Interest and the Option. Buyer shall pay for costs and expenses incurred with respect to the Assets on or after the Effective Date. Seller shall be entitled to revenue from the sale of hydrocarbons produced from the Wells before the Effective Date, and shall pay for costs and expenses incurred with respect to the Assets prior to the Effective Date. Taxes relating to the Assets, including ad valorem, property, production, severance and other taxes (other than income taxes) shall be allocated in the same manner as other expenses. Taxes that are measured by or that relate to production shall be treated as expenses in connection with such production regardless of the period for which such taxes are assessed.

                 6. Buyer's Representations and Warranties. Buyer makes the following representations and warranties as of the date of execution of this Agreement:

                          6.1       Existence.  Buyer is a limited liability
company, duly organized, validly existing and formed under the laws of the State of Delaware, and Buyer is duly qualified to carry on its business, and is duly qualified and in good standing, in each of the states in which the nature of its business and activities requires it to be so qualified.

                          6.2       Power and Authority.  Buyer has all
requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and each of the documents contemplated to be executed by Buyer at Closing, and to perform its obligations under this Agreement and under such documents. The consummation of the transactions contemplated by this Agreement and each of the documents contemplated to be executed by Buyer at Closing will not violate, nor be in conflict with, (i) any provision of Buyer's organizational or governing documents, (ii) any material agreement or instrument to which Buyer is a party or is bound, or (iii) any judgment, decree, order, statute, rule or regulation applicable to Buyer.

                          6.3       Authorization.  The execution, delivery and
performance of this Agreement and each of the documents contemplated to be executed by Buyer at Closing and the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite action on the part of Buyer.

                          6.4       Execution and Delivery.  This Agreement has
been duly executed and delivered on behalf of Buyer, and at the Closing all documents, instruments and schedules required hereunder to be executed and delivered by Buyer shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Buyer enforceable in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

                          6.5       Securities Laws.  Buyer is purchasing the
Assets for Buyer's own account, not for public distribution thereof, and Buyer shall not sell or transfer all or any part of, or any interest in, the Assets in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder, or the securities laws of any state.

                          6.6       Brokers' Fees.  Buyer has incurred no
liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever.

                 7. Seller's Representations and Warranties. Seller makes the following representations and warranties as of the date of this
Agreement:

                          7.1       Existence.  Seller is a corporation duly
organized and validly existing under the laws of the State of Delaware, and Seller is duly qualified to carry on its business, and is in good standing in the State of Colorado.

                          7.2       Power and Authority.  Seller has all
requisite authority to carry on its business as presently conducted, to enter into this Agreement and each of the documents contemplated to be executed by Seller at Closing, and to perform its obligations under this Agreement and under such documents. The consummation of the transactions contemplated by this Agreement and each of the documents contemplated to be executed by Seller at Closing will not violate, nor be in conflict with, (i) any provision of Seller's Certificate of Incorporation, bylaws or other governing documents,
(ii) any material agreement or instrument to which Seller is a party or is bound, or (iii) any judgment, decree, order, statute, rule or regulation applicable to Seller; provided that, the representations and warranties contained in clauses (ii) and (iii) of this Section 7.2 are subject to (a) consents of or filings with the United States Department of Interior or the applicable state agencies or authorities in connection with the assignment of any federal or state leases or any interest therein to the extent such consents are typically received or filings typically made subsequent to such assignment ("Governmental Consents"), (b) preferential rights to purchase all or any portion of the Assets and consent to or notices of assignment necessary to convey all or any portion of the Assets which are not Governmental Consents,
(c) any violation of any maintenance of uniform interest provision in any applicable operating agreement, and (d) the consent of the banks and other required actions as set forth in Sections 10.1(d) and 10.2(d).

                          7.3       Authorization.  The execution, delivery and
performance of this Agreement and each of the documents contemplated to be executed by Seller at Closing and the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action on the part of Seller.

                          7.4       Execution and Delivery.  This Agreement has
been duly executed and delivered on behalf of Seller, and at the

Closing all documents, instruments and schedules required hereunder to be executed and delivered by Seller will be duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Seller enforceable in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

                          7.5       Brokers' Fees.  Seller has incurred no
liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Buyer shall have any responsibility whatsoever.

                          7.6       Reserve Report.  The term "Reserve Report"
shall mean the reserve report prepared by Seller and dated as of June 1, 1996, which is based on reserves as of December 31, 1995, as adjusted by estimated production from January 1, 1996 through June 1, 1996, and attached hereto as Exhibit E. To Seller's best knowledge, the average price for sales of hydrocarbons (based on contract prices for existing effective contracts and estimates of regional spot prices adjusted for regional transportation costs), historical costs of operations, production volumes, and payout data used by Seller in the preparation of the Reserve Report were, on the dates so used, accurate in all material respects.

                          7.7       Liens.  Except for the burdens and
obligations created by or arising under the Leases and except for Permitted Encumbrances, the Assets are free and clear of all Encumbrances. As used herein, the term "Encumbrances" shall mean all royalties, overriding royalties, production payments, debts, liens, mortgages, security interests, and encumbrances. As used herein, the term "Permitted Encumbrances" shall mean the following:

                                        (i)   the burdens, encumbrances and
         obligations attributable to mortgages and liens held on or against the Assets, or any portion thereof, as of the date of this Agreement by The Chase Manhattan Bank, N.A., for itself and as agent on behalf of those banks that are or become a party to that certain Credit Agreement with Seller's corporate affiliate, HS Resources, Inc., a Delaware corporation ("HS"), dated as of July 15, 1994 (as it has or may be amended or supplemented from time to time, the "Credit Agreement"), which mortgages and liens will be released with respect to the Assets conveyed pursuant to the Assignment on or before the Closing;

                                        (ii)   the burdens, encumbrances and
         obligations created by or arising under the Wells and other agreements affecting the Assets, and all royalties, overriding royalties, net profits interests, carried interests, reversionary interests, back-in rights and other burdens taken into account in computing the net revenue interests ("NRI") and working interests ("WI") set forth on Exhibit B for the Wells;

                                        (iii)   all rights to consent by,
         required notices to, filings with, or other actions by governmental entities in connection with the sale or conveyance of the Assets if the same are customarily obtained subsequent to such sale or conveyance;

                                        (iv)   rights of reassignment upon
         surrender of the Leases held by predecessors in interest to Seller;

                                        (v)   easements, rights-of-way,
         servitudes, permits, licenses, surface leases and other rights in respect of surface use to the extent these do not materially interfere with operations or production on or from the Assets;

                                        (vi)   rights and regulatory powers
         reserved to or vested in any municipality or governmental, statutory or public authority;

                                        (vii)   all Material Contracts to the
         extent same do not reduce Seller's interest in the production from the Wells to less than the NRI set forth on Exhibit B;

                                        (viii)   any (a) undetermined or
         inchoate liens or charges constituting or securing the payment of expenses which were incurred incidental to maintenance, development, production or operation of the Assets or for the purpose of developing, producing or processing oil, gas or other hydrocarbons therefrom or therein and (b) materialman's, mechanics', repairman's, employees', contractors', operators' or other similar liens, security interests or charges for liquidated amounts arising in the ordinary course of business incidental to construction, maintenance, development, production or operation of the Assets or the production or processing of oil, gas or other hydrocarbons therefrom, that are not delinquent and that will be paid in the ordinary course of business or, if delinquent, that are being contested in good faith;

                                        (ix)   any liens for taxes not yet
         delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business;

                                        (x)   any liens or security interests
         created by law or reserved in Leases for royalty, bonus or rental or for compliance with the terms of the Leases;

                                        (xi)   any prohibitions or restrictions
         similar to the Maintenance of Uniform Interest Provisions contained in
         Article VIII.D. of the A.A.P.L. Form 610-1982 Model Form Operating Agreement and any contribution obligations under provisions similar to
         Article VII.B of such Model Form Operating Agreement;

                                        (xii)   all preferential rights to
         purchase all or any portion of the Assets and consents to or notices of assignment necessary to convey all or any portion of the Assets which are not described in item (iii) of this definition of Permitted Encumbrances;

                                        (xiii)   all agreements and obligations
         relating to imbalances with respect to the production, transportation or processing of gas or calls or purchase options on oil or gas production;

                                        (xiv)   all agreements and obligations
         relating to gathering, transportation or processing of gas or oil production;

                                        (xv)   all treating, processing, sales
         or marketing agreements which have a fee which is based on a percentage of proceeds or an obligation to transfer certain volumes of gas or oil production in-kind;

                                        (xvi)   all obligations by virtue of a
         prepayment, advance payment or similar arrangement under any contract for the sale of gas production, including by virtue of "take or pay" or similar provisions, to deliver gas produced from or attributable to the Wells after the Effective Date without then or thereafter being entitled to receive full payment therefor;

                                        (xvii)   all liens, charges,
         encumbrances, contracts, agreements, instruments, obligations, defects, irregularities and other matters affecting any Asset which individually or in the aggregate will not interfere materially with the operation, value or use of such Asset;

                                        (xviii)   the burdens, encumbrances and
         obligations created by or arising under this Agreement, the Assignment, Option or Management Agreement.

                          7.8     Title.  Seller has Defensible Title to the
Assets. The term "Defensible Title" means such title of Seller in the Leases that, subject to and except for the Permitted Encumbrances, entitles Seller to receive an interest in production from the Wells not less than the respective NRIs in the Wells as set forth on Exhibit B, and entitles Seller to own the respective WIs in the Wells as set forth on Exhibit B under applicable state law and for federal income tax purposes. Any Well or Lease for which Seller has less than Defensible Title as of the date of this Agreement shall be called a "Defective Interest." Buyer's exclusive remedy for Seller's breach of this representation and warranty is set forth in Section 12.3. Buyer and Seller shall cooperate fully and consult in good faith with each other in the litigation of any matter identified in this
Section 7.8

                          7.9     Preferential Purchase Rights and Consents.
To Seller's best knowledge, except as set forth in Exhibit F, there do not exist any preferential rights to purchase all or any portion of the Assets. To Seller's best knowledge, except for consents from its lender banks, Governmental Consents and other matters as set forth in Exhibit F, there are no consents or waivers necessary to convey any material portion of the Assets pursuant to this Agreement. Buyer's exclusive remedy for Seller's breach of this representation and warranty (other than for consents from the lender banks) is set forth in Section 12.4.

                          7.10    No Prepayments.  To Seller's best knowledge,
except as set forth in Exhibit G, Seller is not obligated, by virtue of a prepayment arrangement, a "take or pay" arrangement, a production payment, hedging or any other arrangement, to deliver any material portion of hydrocarbons produced from the Wells at some future time without then or thereafter receiving full payment therefor.

                          7.11    Gas Balancing.  To Seller's best knowledge,
except as set forth in Exhibit H, no material portion of hydrocarbons produced from the Wells are subject to a gas imbalance or other arrangement requiring delivery of hydrocarbons after the Effective Date without receiving full payment therefor.

                          7.12    Leases.  To Seller's best knowledge, all
royalties, rentals and other payments due by Seller under the Leases have been properly and timely paid except where the failure to pay same will not have a material adverse effect on the value of the particular Asset. To Seller's best knowledge, all Leases are presently in full force and effect. To Seller's best knowledge, Seller has not received a written notice of material default under any Lease that could result in cancellation of the Lease. Any Lease which is not presently in full force and effect, or for which Seller has not paid all royalties, rentals or other payments due by Seller, or for which Seller is in material default as of the date of this Agreement shall be treated as a Defective Interest. Buyer's exclusive remedy for Seller's breach of this representation and warranty is set forth in Section 12.3.

                          7.13    Operations in Progress.  Except for
operations disclosed on Exhibit I and normal daily operating expenses, as of the date of this Agreement there are no operations in progress with respect to the Assets which are reasonably expected to exceed $35,000 in cost net to Seller's interest and which shall be payable in whole or in part on or after the Effective Date.

                          7.14    Hydrocarbon Sales Contracts.  Except as
specifically indicated in Exhibit J and for calls on production, options to purchase or similar rights with respect to production from the Wells, no material portion of the hydrocarbons produced from the Wells is subject to a sales contract or other agreement relating to the production, gathering, transporting, processing, treating or marketing of hydrocarbons except those which can be terminated by Seller upon not more than three months notice.

                          7.15    Proceeds of Production.  To Seller's best
knowledge, Seller is currently receiving from all purchasers of production from the Wells at least the NRI set forth in Exhibit B without suspense or any indemnity other than the normal division order warranty of title, except where the failure to receive same would not have a material adverse effect on the value of the Assets.

                          7.16    Material Contracts.  To Seller's best
knowledge, and subject to the execution of new contracts in the ordinary course of business if a contract has expired or has been terminated, all contracts material to the Assets are in full force and effect (the "Material Contracts"). Seller has not received written notices of material default under the Material Contracts that remain uncured, or that Seller has not made provisions for so that such event of default will not have a material adverse effect on the Assets.

                          7.17    Bills in the Ordinary Course.  In the
ordinary course of business and to Seller's best knowledge, Seller is current on its payments for all costs and expenses pertaining to the Assets, except where such payments are being contested with good faith or except where the failure to make such payments would not have a material adverse effect on the Assets.

                          7.18    Legal Proceedings.  Except as set forth on
Exhibit K, no suit, action or other proceeding is pending against Seller or, to Seller's best knowledge, threatened in writing against Seller before any court, governmental agency, arbitrator or other panel that relates to the Assets or the transaction contemplated by this Agreement that might (i) impair Seller's ability to consummate the transaction contemplated by this Agreement or (ii) cause the impairment or loss of Seller's title to any material portion of the Assets or the value thereof or (iii) hinder or impede the operation or enjoyment of the Leases in any material respect insofar as they relate to the Assets.

                          7.19    Compliance with Laws.  To Seller's best
knowledge, all laws, rules, regulations, ordinances and orders (of all governmental and regulatory bodies having authority over the Assets) material to the operation of the Assets have been complied with in all material respects.

                          7.20    Environmental Matters.  To Seller's best
knowledge, no conditions exist on the Assets that would subject Seller or Buyer to any damages, remedial action, injunctive relief or other liability under any Environmental Laws, including without limitation, all costs associated directly or indirectly with cleanup, removal, closure or other response actions; provided that Seller or Buyer may be subject to such matters which are (i) routine in the operation of the Assets and (ii) in the aggregate not material to the value of the Assets as a whole. Seller and its predecessors have obtained and are in material compliance with all material permits, licenses and approvals affecting the Assets and required under Environmental Laws.

                          As used herein, the term "Environmental Laws" shall
mean any and all existing laws (common or statutory), rules, regulations, codes, or ordinances issued or promulgated by any federal, state or local governmental entity relating to the management and disposal of waste materials, the protection of public or employee health and safety, the cleanup, remediation or prevention of pollution, or the protection of the environment.

                          7.21    Payment of Taxes.  To Seller's best
knowledge, all ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom on the Assets which are currently due and payable have been properly and timely paid, except to the extent such taxes are being contested in good faith in the ordinary course of business.

                          7.22    Tax Partnerships.  Except as set forth in
Exhibit L, no portion of the Assets (i) has been contributed to and is currently owned by a tax partnership; (ii) is subject to any form of agreement (whether formal or informal, written or oral) deemed by any state or federal tax statute, rule or regulation to be or to have created a tax partnership; or
(iii) otherwise constitutes "partnership property" (as that term is used throughout Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the "IRC")) of a tax partnership. Seller retains all liability and responsibility, if any, to make all payments to appropriate parties under the tax partnerships identified on Exhibit L. In addition to all other remedies available to Buyer, Seller agrees to indemnify Buyer for all costs, losses, damages, penalties or expenses incurred by Buyer as a result of any of the Assets having been contributed to or currently owned by a tax partnership, and Buyer may elect, with a proportionate rebate in the Purchase Price in accordance with the procedures of Section 12.3 and the provisions of
Section 12.4, to reassign such Assets to Seller. For purposes of this Section 7.22, a "tax partnership" is any entity, organization or group deemed to be a partnership within the meaning of IRC Section 761 or any similar state or federal statute, rule or regulation, and that is not excluded from the application of the partnership provisions of IRC Subchapter K of Chapter 1 of Subtitle A and of all similar provisions of state tax statutes or regulations by reason of elections made, pursuant to IRC Section 761(a) and all such similar state or federal statutes, rules and regulations, to be excluded from the application of all such partnership provisions. With respect to any tax partnership identified on Exhibit L, Seller and Buyer have the power to elect a basis adjustment under IRC Section 754 in connection with the transaction contemplated by this Agreement, and the consummation of the transaction contemplated by this Agreement will not (i) result in a termination of such tax partnership, nor (ii) result in the reduction of any "Tax Credits" (as that term is defined in the definition of "Credit Payment Amount" in the Assignment) attributable to the Assets.

                          7.23    Other Tax Matters.

                          (a)      NGPA Determination.

                                        (i)   Applications.  Except for the
         Wells listed on Exhibit M, Seller or its predecessor in interest has filed or caused to be filed with the applicable state and federal agencies "Applications" for well determination(s) for each Well under the Natural Gas Policy Act of 1978, as amended (the "NGPA") and the rules and regulations of the Federal Energy Regulatory Commission (the "FERC") under such act (the "NGPA Regulations") requesting a determination that all or a quantifiable portion of the gas produced from a particular Well is "natural gas produced from designated tight formations" as defined in 18 C.F.R. Section 274.205(e). Each such application has been approved by the indicated state and federal agency and by the FERC and has been finally approved under and in accordance with Section 503 of the NGPA. Such applications comply with the requirements of the NGPA and the NGPA Regulations and do not
         (1) contain any untrue statement of material fact or (2) omit any statement of material fact necessary to make the statements therein not misleading. No further applications are required under the NGPA and the NGPA Regulations to allow the legal sale of all gas produced from the Wells at a price equal to the price for such gas currently being received.

                                        (ii)   Wells For Which Applications
         Were Not Filed. With respect to the Wells listed on Exhibit M, Seller, its predecessor in interest, or the operator of such Wells has not to Seller's knowledge filed or caused to be filed with the applicable state and federal agencies "Applications" for well determinations under the NGPA and the rules and regulations of the FERC. With respect to the Wells listed on Exhibit M, all such Wells were (x) drilled (or recompleted in accordance with private letter rulings issued by the Internal Revenue Service ("IRS") to third parties, or will be recompleted in an uphole formation in accordance with Situation 1 of Revenue Ruling 93-54) into a "qualifying formation" (tight formation or other qualifying formation) within the time frames set forth in subsection (b) below or (y) drilled within the time frames set forth in subsection (b) below but no certificate was obtained from either the state agency or the FERC or both stating that the Well is qualified and but for the absence of such certificate the Well is qualified under IRC Section 29, and as to both (x) and
         (y) the hydrocarbons produced and sold from such Wells qualify for the Tax Credit.

                                        (iii)   Wells Where Commingling With
         Non-Qualified Production Is Conducted. For Wells, if any, where production from a qualifying formation and production from a non-qualifying formation are commingled, the production has been allocated to each producing formation on a reasonable basis, consistent with industry standards and in accordance with procedures, if any, that have been approved by appropriate state and federal agencies.

                                  (b)      Wells.     Each Well (1) has been
timely drilled under (1) IRC Section 29(f)(1)(A) (drilled after December 31, 1979 but before January 1, 1993), or administrative interpretations thereof, and (2) has been timely drilled under IRC Section 29(c)(2)(B)(ii) or administrative interpretations thereof, or was committed to interstate commerce (as defined in Section 2(18) of the Natural Gas Policy Act of 1978, as in effect on November 5, 1990) as of April 20, 1977.

                                  (c)      No Qualified Production prior to
January 1, 1980. Prior to January 1, 1980, there was no production of oil or gas from, nor were any wells drilled or completed on, the "property" (within the meaning of IRC Section 29) on which any Well is located nor was any portion of any such "property" included within a unit from which oil or gas was produced or in which any wells were drilled or completed prior to such date.

                                  (d)      No Enhanced Oil Recovery Credit.  No
oil or gas produced from the Wells qualifies or has qualified for (i) the enhanced oil recovery credit or any other credit under IRC Section 43 and none has been claimed or taken on such oil or gas, or (ii) the credit allowed under IRC Section 38 by reason of the energy percentage with respect to property used in the project.

                                  (e)      No Government Financing.  No portion
of any drilling, equipping, seismic or other development costs of the Assets paid by Seller were financed by any state, local or federal agency, directly or indirectly, including by way of grant, loan, expenditure or loan guaranty.

                                  (f)      Seller Status.  Seller is not a
non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the IRC and the rules and regulations promulgated thereunder), and Seller shall deliver to Buyer an affidavit of non-foreign ownership in the form of Exhibit N.

                 8.       Certain Tax Matters.

                          8.1     Opinion of Tax Counsel, Right to Request
Ruling. At Closing, Buyer at its sole cost, shall provide Seller a copy of the opinion which Buyer has requested from Arthur Andersen LLP ("AA") regarding the tax consequences of the transaction contemplated by this Agreement (the "Tax Opinion"). Notwithstanding the Tax Opinion, Buyer shall have the right, but not the obligation, to request a "private letter ruling" from the IRS to the effect that (i) Buyer's interest in the Assets constitutes an economic interest in minerals in place, and (ii) the Production Payment will be treated as a mortgage loan under IRC Section 636 (a "Ruling"). Should Buyer elect to request a Ruling, Buyer shall have no right to terminate or rescind this Agreement if the Ruling is not acceptable to Buyer. Seller shall, in good faith, amend this Agreement and the documents contemplated hereunder in order that Buyer may obtain a favorable Ruling, if, in Seller's sole and reasonable discretion, such amendments will not have a material adverse effect on Seller.

                          8.2     Tax Status.  Seller and Buyer intend that,
for tax purposes only, the Production Payment will be treated as a mortgage loan and not as an "economic interest" in the Assets. Buyer shall have no recourse against Seller in the event that the Production Payment is not so treated until the commencement of a Tax Audit, in which event the provisions of
Section 8.3 shall control.

                          8.3     Escrow in the Event of Tax Audit.  Promptly
following the earlier to occur of (1) the date which is 90 days following receipt by a member of Buyer of a notice from the IRS of the commencement of an administrative proceeding at the partnership level pursuant to IRC Section 6223(a)(1) (a "Tax Audit"), or (2) the date of issuance by the IRS of either
(i) a notice of proposed adjustment with respect to any audit proceedings or
(ii) a so- called "60 day letter" (such earlier date, the "Escrow Commencement Date"), Seller and Buyer shall enter into an Escrow Agreement with an escrow agent, substantially in the form of Exhibit U; provided, however, that Buyer may waive its rights to enter into such an Escrow Agreement, in which event the provisions of Sections 8.3(a) through 8.3(e) shall not apply. If Buyer does not waive its rights to an Escrow Agreement, the Escrow Agreement and the funds in the "Escrow Account" established pursuant thereto shall be administered in accordance with the following provisions:

                                  (a)      Beginning with the Payment Period
         (as that term is defined in the Assignment) in which the Escrow Commencement Date occurs and continuing for each Payment

         Period until the "Conclusion of a Tax Audit" (as that term is defined below, with such period of time being the "Escrow Period"), Buyer shall deposit into the Escrow Account the Expense Amount (as that term is defined in Section 2.2(b) of the Management Agreement) for each Payment Period (the "Escrow Amount" and the sum of all Escrow Amounts being the "Escrowed Funds"). The Escrowed Funds shall not include any funds which were due from Buyer to Seller prior to the Escrow Commencement Date, but which were not paid to Seller. During the Escrow Period, Buyer and Seller agree that (i) the Escrow Amount for a particular Payment Period will be deducted from the Production Payment, and (ii) the Expense Amount plus Gross Proceeds and Other Income (as contemplated in the Assignment) will be sufficient to perform all of the Services under the Management Agreement. If the Production Payment for a given Payment Period is not equal to or greater than the Escrow Amount, Buyer shall deposit the full amount of the Production Payment into the Escrow Account for such Payment Period and Seller shall deposit the excess of the Escrow Amount over the amounts deposited by Buyer for such Payment Period into the Escrow Account, provided that such deposit by Seller shall not exceed the portion of the Expense Amount under the Management Agreement paid by Buyer. For tax purposes only, Buyer shall be treated as the owner of the Escrowed Funds.

                                  (b)      A Tax Audit will be deemed to have
         concluded upon the earliest to occur of the following events: (i) the receipt by Buyer of written notice from the IRS that it will not assert any adjustments with respect to the transactions contemplated by this Agreement; (ii) Buyer entering into a settlement agreement with the IRS which resolves the open federal income tax issues in connection with such transactions; (iii) a judgment of a court of law or a decision in an administrative proceeding becoming non- appealable with respect to the federal income tax issues in connection with such transactions; or (iv) the expiration of the applicable period of limitations for making assessments with respect to the years under examination in the Tax Audit if the IRS has made no assessments within such period with respect to such transactions (such earliest event being deemed the "Conclusion of a Tax Audit").

                                  (c)      At the Conclusion of a Tax Audit,
         Buyer and Seller agree to recalculate, pursuant to the provisions of the second paragraph of this Section 8.3(c), any amounts due Buyer and Seller pursuant to the terms of this Agreement for the Escrow Period, taking into account the reduction, if any, in the Credit Payment Amounts (as that term is defined in the Assignment) due for each Payment Period during the Escrow Period resulting from the Tax Audit (including any settlement described in Section 8.4). Buyer shall receive from the Escrowed Funds an amount equal to 70% of the total dollar amount of any reduction in Tax Credits available to

         Buyer with respect to hydrocarbon production from the Wells as a result of the application of the preceding sentence, or Sections 8.3(d) and (e) as applicable, including interest thereon, for the periods on or after the Escrow Commencement Date. Seller shall receive all remaining Escrowed Funds, including interest thereon. Except for such adjustment, there is no other obligation of Seller to make any other payment to Buyer with respect to the Tax Audit, subject to Section 12.8 below.

         If, at the Conclusion of a Tax Audit, payments have been made into the Escrow Account with respect to any Open Period, distributions from the Escrow Account with respect to the Open Period (whether or not another Tax Audit has commenced and remains outstanding with respect to such period) shall, subject to Section 8.3(e), be shared under this Section 8.3(c) in accordance with the principles of any "no-change letter," binding settlement or final court decision or administrative determination with respect to the Tax Audit or, if the statute of limitations with respect to the Tax Audit expired without an IRS adjustment having been imposed, in accordance with the terms of this Agreement (in either case, the "Audit Terms"). An "Open Period" shall mean any period not covered by a Tax Audit if there has been a Conclusion of such Tax Audit.

         Credit Payment Amounts which are credited or paid to Seller other than from Escrowed Funds with respect to Open Periods shall, subject to the second paragraph of Section 8.3(e), be computed in accordance with the Audit Terms.

                                  (d)  If a new Tax Audit (the "New Tax Audit")
         is commenced with respect to an Open Period before the expiration of the applicable statute of limitations and after the Conclusion of a Tax Audit, then a new Escrow Account shall not be established in accordance with Section 8.3(a) with respect to such New Tax Audit, and Credit Payment Amounts for the Open Period shall, subject to Section 8.3(e), continue to be computed in accordance with the applicable Audit Terms.

                                  (e)  Upon the Conclusion of a New Tax Audit
         with respect to an Open Period, the Credit Payment Amounts with respect to the Open Period shall be recomputed in accordance with any no-change letter, binding settlement or final court or administrative decision resulting from the New Tax Audit.

         If the statute of limitations for any Open Period expires without an IRS adjustment having been imposed for such Open Period, the Credit Payment Amounts with respect to such Open Period shall be recomputed in accordance with the terms of this Agreement without regard to the result of any Tax Audit, provided that such treatment is consistent with

         Buyer's federal income tax returns (as amended) for such Open Period. Buyer shall make reasonable efforts to claim all the Tax Credits arising from the sale of production from the Assets during each Open Period.

         Promptly following a recomputation of Credit Payment Amounts pursuant to the first two paragraphs of this Section 8.3(e), Buyer shall pay to Seller (or Seller shall pay to Buyer) any amount to which Seller (or Buyer) is entitled under such recomputation.

                          8.4     Settlements Resulting from a Tax Audit.  If
Buyer elects to enter into a negotiated settlement with the IRS of any Tax Audit adjustments, Buyer shall, in good faith, consult with Seller regarding the suggested terms of such settlement; provided, however, that Buyer shall be under no obligation to comply with any suggestion of Seller. Buyer shall provide to Seller copies of all correspondence or pleadings between Buyer and the IRS regarding any Tax Audit. Seller shall be entitled to monitor all hearings and meetings with the IRS associated with such settlement negotiations. Notwithstanding the foregoing, Section 12.8 shall govern Seller's rights to monitor or control whether Tax Credits are available for natural gas liquids.

                 9.       Covenants.

                          9.1     Cooperation and Access.  Seller shall fully
cooperate with Buyer's post-Closing due diligence efforts, both at Seller's offices and at the site of the Assets.

                          9.2     Insurance.  At or prior to the Closing,
Seller shall cause Buyer to be named as an additional insured on all insurance policies Seller has that pertain in any way to the ownership and operation of the Assets. At Closing, Seller will provide Buyer with Certificates of Insurance naming Buyer as an additional insured, or other evidence, satisfactory to Buyer, of compliance with this Section 9.2.

                 10.      Closing Conditions.

                          10.1    Seller's Closing Conditions.  The obligation
of Seller to consummate the transactions contemplated hereby is subject, at the option of Seller, to the satisfaction on or prior to the Closing Date of all of the following conditions:

                                  (a)      Representations, Warranties and
         Covenants. The (1) representations and warranties of Buyer contained in this Agreement shall be true and correct in all respects on and as of the Closing Date, and (2) covenants and agreements of Buyer to be performed on or before the Closing Date in accordance with this Agreement shall have been duly performed in all respects.

                                  (b)      Closing Documents.  Buyer shall have
         executed and delivered the documents which are contemplated to be executed and delivered by it pursuant to Section 11 hereof prior to or on the Closing Date.

                                  (c)      No Action.  On the Closing Date, no
         suit, action or other proceeding (excluding any such matter initiated by Seller or any of its affiliates) shall be pending or threatened before any court or governmental agency or body of competent jurisdiction seeking to enjoin or restrain the consummation of this Agreement or recover damages from Seller resulting therefrom.

                                  (d)      Bank Consents.  On or before the
         Closing Date, the banks and other lending institutions to which Seller is obligated under the Credit Agreement shall have granted the necessary consents and authorizations and shall have taken all other required actions to allow Seller to enter into this Agreement and to consummate the transactions contemplated hereby, without violating the terms of the Credit Agreement.

                          10.2    Buyer's Closing Conditions.  The obligation
of Buyer to consummate the transactions contemplated hereby is subject, at the option of Buyer, to the satisfaction on or prior to the Closing Date of all of the following conditions:

                                  (a)      Representations, Warranties and
         Covenants. The (1) representations and warranties of Seller contained in this Agreement shall be true and correct in all respects on and as of the Closing Date, and (2) covenants and agreements of Seller to be performed on or before the Closing Date in accordance with this Agreement shall have been duly performed in all respects.

                                  (b)      Closing Documents.  Seller shall
         have executed and delivered the documents which are contemplated to be executed and delivered by it pursuant to Section 11 hereof prior to or on the Closing Date.

                                  (c)      No Action.  On the Closing Date, no
         suit, action or other proceeding (excluding any such matter initiated by Buyer or any of its affiliates) shall be pending or threatened before any court or governmental agency or body of competent jurisdiction seeking to enjoin or restrain the consummation of this Agreement or recover damages from Buyer resulting therefrom.

                                  (d)      Bank Consents.  On or before the
         Closing Date, the banks and other lending institutions to which Seller is obligated under the Credit Agreement shall have granted the necessary consents and authorizations and shall have taken all other required actions to allow Seller to enter into this Agreement and to consummate the transactions contemplated hereby, without violating the terms of the Credit Agreement.

                                  (e)      Engineering Confirmation.
         Williamson Petroleum Consultants, Inc., using the same cost and pricing assumptions as used in the Reserve Report, shall confirm that Seller's estimates of the amount of reserves and estimated annual production rates with respect to the Assets are, in the aggregate, reasonable.

                                  (f)      Tax Opinion.  On or before the
         Closing Date, Buyer shall have received the Tax Opinion described in
         Section 8.1.

                 11. Closing. The consummation of the transactions contemplated hereby (the "Closing") shall occur, either in person or by facsimile, at the offices of Davis, Graham & Stubbs LLP on the date of this Agreement (the "Closing Date") or at such other time and place as the parties may agree to in writing. At Closing, the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others (except where the documents involved indicate otherwise):

                          11.1    Payment of Purchase Price.  Buyer shall
deliver the Purchase Price by wire transfer to Seller's account in accordance with written instructions supplied by Seller at least three days prior to the Closing Date.

                          11.2    Section 15.2 Payment.  Seller and Buyer shall
pay to the other, in cash or its equivalent, the amount due pursuant to Section 15.2, if any, as reimbursement for the expenses incurred in connection with this transaction.

                          11.3    Notice of Preferential Rights and Consents.
Seller shall deliver to Buyer a copy of the notices sent to and any responses received from third parties regarding preferential rights to purchase and consents affecting the Assets with respect to the transactions contemplated by this Agreement.

                          11.4    Release of Mortgages and Liens.  Seller shall
deliver to Buyer releases of mortgages and other liens held by the banks and other lending institutions to which Seller is obligated under the Credit Agreement.

                          11.5    Assignment; Option.  Seller and Buyer shall
execute and deliver the Assignment and the Option. In addition, Seller shall prepare and Seller and Buyer shall execute such other conveyances on official forms and related documentation necessary to transfer the Assets to Buyer in accordance with requirements of governmental regulations; provided, however, that any such separate or additional conveyances required pursuant to this
Section 11.5 or pursuant to Section 15.1 (i) shall evidence the conveyance and assignment of the Assets made or intended to be made in the Assignment, (ii) shall not modify or be deemed to modify any of the terms, reservations, covenants and conditions set forth in the Assignment, and (iii) shall be deemed to contain all of the terms, reservations and provisions of the Assignment, as though the same were set forth at length in such separate or additional conveyance.

                          11.6    Non-Foreign Ownership Affidavits.  Seller
shall deliver to Buyer the affidavits of non-foreign ownership substantially in the form of Exhibit N, one stating that Seller is a non-foreign entity for federal income tax purposes, and the other stating that there is no obligation for Colorado withholding tax under C.R.S. Section 39-22-604.5.

                          11.7    Ratification of Obligations.  Buyer shall
cause its members (Fontenelle, Inc., Bald Prairie, Inc. and SSB Investments, Inc.), FMR Corp. and State Street Boston Corporation to execute and deliver to Seller a ratification of their respective obligations under the Contribution Agreements and Guaranty Agreements contemplated in that Purchase and Sale Agreement dated December 1, 1995 between Buyer and HS. The ratification shall be substantially in the form of the Ratification of Obligations attached hereto as Exhibit O.

                          11.8    Evidence of Insurance.  Seller shall provide
Buyer with certificates from Seller's insurers or other evidence that Buyer has been named an additional insured on Seller's policies affecting the Assets.

                          11.9    Seller's Officer's Certificate.  Seller shall
execute and deliver to Buyer the Officer's Certificate, substantially in the form attached as Exhibit P.

                          11.10   Opinion on Behalf of Seller.  Seller shall
deliver to Buyer the opinion substantially in the form set forth in Exhibit Q.

                          11.11   Buyer's Manager's Certificate.  Buyer shall
execute and deliver to Seller the Manager's Certificate substantially in the form attached as Exhibit R.

                          11.12   Opinions on Behalf of Buyer.  Buyer shall
deliver to Seller the following opinions, substantially in the respective forms of opinion set forth in Exhibit S:

                                  (a)      Opinion of Morris, Nichols, Arsht &
         Tunnell regarding Wattenberg Gas Investments, LLC.

                                  (b)      Opinion of counsel for FMR Corp.

                                  (c)      Opinion of counsel for State Street
         Boston Corporation and SSB Investments, Inc.

                                  (d)      Opinion of Davis, Graham & Stubbs
         LLP regarding Wattenberg Gas Investments, LLC.

                          11.13   Management Agreement.  Buyer shall execute
and deliver, and Seller shall cause HS to execute and deliver the Management Agreement (the "Management Agreement") and Memorandum of Management Agreement and Power of Attorney substantially in the forms set forth in Exhibit T.

                          11.14   Performance Power of Attorney.  Buyer shall
execute and deliver to Seller counterparts of a Limited Power of Attorney, substantially in the form of Exhibit V.

                          11.15   Tax Opinion.  Buyer shall deliver to Seller
a copy of the Tax Opinion of AA.


                          11.16   Consent to Amendments of LLC Agreement.
Seller shall deliver its consent and shall cause HS and Wattenberg Resources Land, L.L.C. to deliver to Buyer their respective consent to the amendments to Sections 2.8, 3.2(a) and 9.2 of Buyer's Limited Liability Company Operating Agreement, amended and restated as of April 25, 1996, May 21, 1996 and June 14, 1996.

                          11.17   Additional Instruments.  Seller and Buyer
shall execute, acknowledge and deliver to each other such additional instruments as are reasonable and customary to accomplish the purposes of this Agreement.

                 12.      Post-Closing Matters.

                          12.1    Files and Records.  Following Closing, Seller
shall retain physical possession of all lease files, land files, division order files, production marketing files and production records in Seller's possession relating to the Assets (the "Records"). However, except to the extent that Buyer's inspection thereof would violate legal constraints or legal obligations, Buyer shall have the right to inspect the Records in Seller's offices at any reasonable time. At Buyer's request in writing (which written request may be delivered by facsimile), to the extent that Seller's delivery thereof would not violate legal constraints or legal obligations, Seller shall make copies of the Records or materials in the Records at Seller's expense and shall deliver said copies to Buyer at Seller's expense, provided that Seller may charge Buyer the actual costs for such copies and delivery if such costs exceed $250 per request. If Buyer requires copies of the Records for its own account, Seller will permit Buyer, at Buyer's own expense, to make copies of pertinent material contained in the Records to the extent such action would not violate legal constraints or legal obligations.

                          12.2    Sales Taxes and Recording Fees.  Seller shall
be responsible for making the payment to the proper authorities of all taxes and fees occasioned by the sale of the Assets, including without limitation, any transfer fees and sales taxes (which are to be apportioned one-half to Seller and one-half to Buyer), and any documentary, filing and recording fees required in connection with the filing and recording of any assignments or conveyances delivered hereunder in the appropriate county, federal and/or state records.

                          12.3    Purchase Price Rebates for Defective
Interests. In addition to the remedy provisions of Section 12.8, Buyer shall be entitled to the following rebate if Seller does not have Defensible Title to the Assets. At any time and from time to time if Buyer discovers that Seller breached the representation and warranty set forth in Section 7.8 or 7.12, Buyer may give Seller a Notice of Defective Interests, which notice shall describe the Defective Interest and the basis for the Defective Interest.
Buyer shall be entitled to a rebate in the Purchase Price for a Defective Interest which shall equal the difference between the Purchase Price and the product of the Purchase Price multiplied by a fraction, the numerator of which is the volume of reserves (net to Buyer) allocated to the Wells not affected by the Defective Interest and the denominator of which is the total volume of reserves (net to Buyer) allocated to all of the Wells in the Reserve Report; provided, however, that if the Defective Interest does not remain in effect during the entire productive life of the subject Well, such fact shall be taken into account in determining the amount of the rebate in the Purchase Price.

                 The rebate of the Purchase Price calculated above shall be paid from Seller to Buyer if and only if the aggregate amount to be rebated with respect to all Defective Interests exceeds a threshold of $35,000, and if such amount is exceeded, the rebate shall be made for all Defective Interests. In addition to rebating a portion of the Purchase Price on account of Defective Interests, Buyer and Seller agree that all other express dollar amounts, numbers or volumes set forth in this Agreement, the Assignment and Option, shall each be decreased, as appropriate, by multiplying such amount or number, as the case may be, by a fraction, the numerator of which is the aggregate volume of reserves associated with the Assets without such Defective Interest and the denominator of which is the total volume of reserves allocated to all of the Assets.

                          12.4    Purchase Price and Other Rebates for
Exercised Preferential Purchase Rights, Failure to Obtain Consents. If the holder of any preferential purchase right exercises such right and Seller cannot validly convey the affected Asset to Buyer, or if a required consent (except for Governmental Consents) to assign is not obtained or deemed obtained within 45 days following Closing and the affected Asset cannot be validly conveyed to Buyer, a portion of the Purchase Price shall be rebated for the value of such affected Asset and such affected Asset shall be excluded from the Assets conveyed to

Buyer pursuant to the terms hereof (collectively the "Excluded Assets"). The amount of the rebate in the Purchase Price for an Excluded Asset shall be determined in accordance with the provisions of Section 12.3. In addition to rebating a portion of the Purchase Price on account of Excluded Assets, Buyer and Seller agree that all other express dollar amounts, numbers or volumes set forth in this Agreement, the Assignment and Option, shall each be decreased, as appropriate, for the Excluded Assets in accordance with the provisions of
Section 12.3.

                          12.5    Reconveyance of Excluded Assets.  Seller
shall provide to Buyer, within 45 days following Closing, copies of all responses from third parties regarding the notices sent to such third parties pursuant to Section 11.3. Upon written request from Seller, Buyer shall reconvey to Seller all Excluded Assets, free and clear of any burdens, liens and encumbrances created by, through or under Buyer.

                          12.6    Allocation of Commingled Production and
Costs. Seller may have interests in the lands covered by the Leases that are not part of the Assets ("Seller's Interests"), which are producing hydrocarbons into a Well and such hydrocarbons are commingled with the hydrocarbons produced from the Assets. Seller shall use reasonable efforts to ensure that hydrocarbon production from the Wells is allocated between Seller's Interests and the Assets on a reasonable basis, consistent with industry standards and in accordance with procedures, if any, that have been approved by appropriate state and federal agencies. Costs and expenses shall be allocated between the Seller's Interests and the Assets in accordance with the allocation of production between the Seller's Interests and the Assets; provided that costs and expenses directly attributable to Seller's Interests shall be allocated to such Seller's Interests, and costs and expenses directly attributable to the Assets shall be allocated to and debited against the Net Profits Account under the Assignment.

                          12.7    Performance of Buyer.  Seller shall be
entitled to the remedy of specific performance of Buyer's obligations under this Agreement in order to be assured of the benefits contemplated under this Agreement, the Assignment, Option or Management Agreement. Should Buyer fail to perform any obligation under this Agreement, the Assignment, Option or Management Agreement, which if unremedied would have a material adverse effect on Seller, then Seller may give written notice to Buyer of such failure to perform. If Seller gives such notice and Buyer does not remedy such failure within 60 days of receipt of such notice, in addition to the remedy of specific performance, Seller shall have the right to cause the attorney-in-fact of Buyer identified in the Limited Power of Attorney to execute an Assignment, Bill of Sale and Conveyance in a form substantially similar to that set forth in
Exhibit V covering any or all of the Assets which are adversely affected by such failure. Seller and Buyer expressly waive any and all claims against the attorney-in-fact named in the Limited Power of Attorney and any right to enjoin such attorney-in-fact.

                 12.8 Overpayments. For purposes of this Section 12.8, the term "Payment Period" shall have the meaning given it in the Assignment.

                          (i) If at any time Buyer is determined to have paid Seller more than the amount then due with respect to any Credit Payment Amount as a result of a breach by Seller of its representations and warranties in Section 7, then as Buyer's exclusive remedy, Seller shall be obligated to return any such overpayment, limited to amounts actually paid to Seller by Buyer, after Buyer notifies Seller of the amount of such overpayment and provides Seller substantiation thereof. Alternatively, Buyer may elect to offset the amount of any such overpayment against future Credit Payment Amounts.

                          (ii) The Credit Payment Amount shall include payments for credits attributable to natural gas liquids produced from the Subject Hydrocarbons until Buyer provides Seller with (a) a copy of a published or private ruling, court decision or other authority which supports the position that IRC Section 29 credits are not available for such natural gas liquids (the "IRS Position"), and (b) an opinion reasonably satisfactory to Seller from a "big-six" accounting firm (or other accounting or law firm acceptable to both Seller and Buyer) that, in its view, there is not "substantial authority" under IRC Section 6662 for taking a position that is contrary to the IRS Position.

                          (iii) After Buyer provides Seller with an authority and an opinion in accordance with Section 12.8(ii), the Credit Payment Amount shall no longer include payments for Tax Credits which are inconsistent with the IRS Position until Seller provides Buyer with
         (a) a copy of a published or private ruling, court decision or other authority which is contrary to the IRS Position, and (b) an opinion reasonably satisfactory to Buyer from a "big-six" accounting firm (or other accounting or law firm acceptable to both Seller and Buyer) that, in its view, there is "substantial authority" under IRC Section 6662 for taking a position that is contrary to the IRS Position.

                          (iv) After Seller provides Buyer with a copy of an authority and an opinion in accordance with Section 12.8(iii), (a) the Credit Payment Amount shall thereafter include payments for Tax Credits based upon the position of such opinion (unless and until Buyer again provides Seller with a copy of an authority and an opinion in accordance with Section 12.8(ii) with respect to such position), and (b) the Credit Payment Amount for the first Payment Period following the receipt of such opinion shall include an amount equal to the increase in prior Credit Payment Amounts that would result from recomputing the prior Credit Payment Amounts in accordance with the position of such opinion.

                          (v)     If the IRS asserts in a Tax Audit that IRC
         Section 29 credits are not available for portions of production (the "Disputed Production") from the Subject Hydrocarbons on the ground that IRC Section 29 credits are not available for natural gas liquids, then (a) the computation of the Credit Payment Amount shall continue to include Tax Credits from the sale of natural gas liquids subject to Sections 12.8(ii) and (iii) above; (b) Expense Amounts attributable to the production from the Subject Hydrocarbons shall be escrowed and distributed as required by, and in accordance with, the provisions of Section 8.3 (if Buyer has not waived its rights to have such amounts escrowed pursuant to Section 8.3); and (c) Seller shall have the right to participate, in accordance with the provisions of
         Section 12.8(vii), in challenging the IRS Position that natural gas liquids do not qualify for IRC Section 29 credits.

                          (vi) Should Buyer receive either a 90-day letter or final partnership administrative adjustment (either, an "Adjustment") holding that Tax Credits are not available for Disputed Production, then Seller shall pay Buyer within 60 days of the receipt by Seller of a copy of the Adjustment, an amount equal to 70% of the amount of all IRC Section 29 credits with respect to Disputed Production prior to the applicable Escrow Commencement Date which were disallowed in the Adjustment, such payment not to exceed the Expense Amount previously paid by Buyer with respect to such Disputed Production. Upon the Conclusion of the applicable Tax Audit, Buyer shall repay to Seller any portion of the amount paid pursuant to the preceding sentence that would not have been payable if the Adjustment had conformed to the determinations reached in the Conclusion of the Tax Audit.

                          (vii) Buyer agrees to keep Seller fully and promptly informed of all administrative and court proceedings with respect to the qualification of natural gas liquids for IRC Section
         29 credits. Upon the commencement of any such proceeding, Seller shall have the right to participate, at its own expense, in challenging the IRS Position that natural gas liquids do not qualify for IRC Section 29 credits. Buyer shall fully cooperate in any such challenge, including without limitation the execution of protests, petitions and complaints if requested by Seller in the course of such challenge, and the determination of the nature, method, timing, forum, strategy, issuances of and response to settlement proposals, counsel and issues in connection with such challenge shall be at the discretion of Seller. Seller shall indemnify and hold harmless Buyer with respect to any liability incurred in connection with providing such cooperation, and shall reimburse Buyer for all costs incurred (as incurred and in no event less frequently than quarterly) in doing so, including reimbursement for a reasonable amount of internal overhead, and reasonable attorneys' and accountants' fees. If, in connection with requests for cooperation with respect to such a challenge, Buyer determines that it is likely to incur an expense to a third party other than its own attorneys and accountants, then, before incurring the expense, Buyer shall promptly give notice to Seller. If Seller declines to reimburse Buyer for the actual amount to be expended in complying with such request, then Buyer shall be excused from complying with such request.

For purposes of this Section 12.8, the term "Expense Amount" shall have the meaning given it in Section 2.2(b) of the Management Agreement.

                          12.9    Review of Aggregate Credit Payment Amount
Figure. From time to time, at the written request of either Seller or Buyer, Seller and Buyer shall in good faith reevaluate the aggregate Credit Payment Amount figure of $5,910,000 set forth in the definition of that term in the Assignment and in Paragraph 1.a(vii) of the Option to determine if such figure should be reduced in exchange for Seller's identification of alternative qualified leases and wells ("Alternative Assets") and the assignment of such Alternative Assets to Buyer in accordance with an agreement having terms substantially similar to the terms of this Agreement. If a determination is made to reduce such figure, Seller and Buyer shall enter into a written agreement regarding the terms of the reduction, Seller shall assign the Alternative Assets to Buyer, and Buyer shall grant to Seller an option to repurchase the Alternative Assets under terms substantially similar to those set forth in the Option.

                          12.10   Representations of Seller and Buyer to
Survive Closing. The representations of Seller under Section 7 above, and the representations of Buyer under Section 6 above, shall survive Closing.

                 13.      Apportionment of Liabilities and Obligations.

                          13.1    Buyer.  Upon Closing, Buyer shall assume and
pay for all costs, expenses, liabilities and obligations accruing or relating to the owning, operating or maintaining of the Assets or the producing, transporting and marketing of hydrocarbons from the Assets, relating to periods on and after the Effective Date, including without limitation, environmental obligations and liabilities, off-site liabilities associated with the Assets, the obligation to plug and abandon all Wells and reclaim all Well sites and all obligations arising under agreements covering or relating to the Assets (collectively, the "Post-Effective Date Liabilities").

                          13.2    Seller.  Upon Closing, Seller shall retain,
assume and pay for all costs, expenses, liabilities and obligations accruing or relating to the owning, operating or maintaining of the Assets or the producing, transporting and marketing of hydrocarbons from the Assets, relating to periods before the Effective Date, including without limitation, environmental obligations and liabilities, the obligation to plug and abandon wells (to the extent relating to periods prior to the Effective Date), off site liabilities associated with the Assets, and all obligations arising under agreements covering or relating to the Assets (collectively, the "Pre-Effective Date Liabilities").

                 14. Indemnification. For the purposes of this Agreement, "Losses" shall mean any actual loss, cost and expense (including reasonable fees and expenses of attorneys, technical experts and expert witnesses), liability, and damage (including those arising out of demands, suits, sanctions of every kind and character); provided, however, that in no event shall "Losses" be deemed to include consequential damages of a party to this Agreement.

                          14.1    Buyer's Indemnification of Seller.  Subject
to the terms of and the indemnification obligations contained in the Management Agreement, Buyer shall indemnify and hold harmless Seller, its officers, directors, shareholders, employees, representatives, agents, successors and assigns, forever, from and against all Losses and interest thereon which arise from or in connection with (i) the Post-Effective Date Liabilities, and (ii) Buyer's breach of its representations, warranties and covenants in this Agreement.

                          14.2    Seller's Indemnification of Buyer.  Subject
to the terms of and the indemnification obligations contained in the Management Agreement, Seller shall indemnify and hold harmless Buyer; its officers; directors; members; employees; representatives; agents; successors and assigns; and the employees, representatives, agents, successors and assigns of such members forever, from and against all Losses and interest thereon which arise from or in connection with (i) the Pre-Effective Date Liabilities, and (ii) Seller's breach of its representations, warranties and covenants in this Agreement regardless of Seller's knowledge if such representations or warranties are knowledge qualified, provided that the matters contemplated in this clause (ii) shall not apply to the representations set forth in Section
7.6. Buyer and Seller shall cooperate fully and consult in good faith with each other in the litigation of any matter identified in this Section 14.2.

         Notwithstanding any of the foregoing provisions of this Section 14.2, Buyer shall be entitled to payment for matters indemnified under this Section
14.2 only after a court of competent jurisdiction makes a final determination regarding the matter litigated; provided that such payment shall cover only

Losses incurred by Buyer which have not been remedied by Seller under the escrow provisions of Section 8.3 above and/or the overpayment provisions of
Section 12.8 above.

                          14.3    Third Party Claims.  If a claim by a third
party is made against Seller or Buyer (an "Indemnified Party"), and if such party intends to seek indemnity with respect thereto under this Section 14, such Indemnified Party shall promptly notify Buyer or Seller, as the case may be (the "Indemnitor"), of such claim. The Indemnitor shall have 30 days after receipt of such notice to undertake, conduct and control, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and the Indemnified Party shall cooperate with it in connection therewith; provided that the Indemnitor shall permit the Indemnified Party to participate in such settlement or defense through counsel chosen by such Indemnified Party, however, the fees and expenses of such counsel shall be borne by such Indemnified Party. So long as the Indemnitor, at its cost and expense, (1) has undertaken the defense of, and assumed full responsibility for all Losses with respect to, such claim, and (2) is reasonably contesting such claim in good faith, by appropriate proceedings, the Indemnified Party shall not pay or settle any such claim. Notwithstanding compliance by the Indemnitor with the preceding sentence, the Indemnified Party shall have the right to pay or settle any such claim, provided that in such event it shall waive any right to indemnity therefor by the Indemnitor for such claim. If, within 30 days after the receipt of the Indemnified Party's notice of a claim of indemnity hereunder, the Indemnitor does not notify the Indemnified Party that it elects, at Indemnitor's cost and expense, to undertake the defense thereof and assume full responsibility for all Losses with respect thereto, or gives such notice and thereafter fails to contest such claim in good faith, the Indemnified Party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement.

                          14.4    HS Guarantee.  HS hereby unconditionally
guarantees the punctual payment and performance by Seller of all obligations due Buyer under this Agreement and under all instruments contemplated hereunder to which Seller is a party, and agrees to pay all costs, expenses (including reasonable attorneys' fees and expenses associated with claims made by Buyer against HS, but not against Seller), liabilities and obligations incurred by Buyer in enforcing any rights under this Agreement and the instruments contemplated hereby with respect to owning, operating or maintaining the Assets or producing, transporting and marketing of hydrocarbons from the Assets (all such obligations being referred to herein as the "Obligations"). Without limiting the generality of the foregoing, HS' liability hereunder shall extend to all amounts which constitute part of the Obligations and would be owed by Seller under this Agreement or the instruments contemplated hereunder but for the fact that they are unenforceable or limited due to the existence of a bankruptcy, reorganization or similar proceeding involving Seller.

                                  (a)      Guarantee Absolute.  HS guarantees
that the Obligations will be paid or performed, as appropriate, strictly in accordance with the terms of this Agreement and any instrument contemplated hereby to which Seller is a party, and any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Buyer with respect thereto. The obligations of HS under this guarantee are independent of the Obligations, and a separate action or actions may be brought and prosecuted against HS to enforce this guarantee, irrespective of whether any action is brought against Seller or whether Seller is joined in any action or actions.

                                  (b)      Notice.  HS hereby waives
promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this guarantee and any requirement that Buyer exhaust any right or take any action against Seller or any other person.

                                  (c)      Representation and Warranties.  HS
hereby represents and warrants as follows:

                 (i) There are no conditions precedent to the effectiveness of this guarantee that have not been satisfied or waived.

                 (ii) HS is a corporation duly organized and in good standing under the laws of the State of Delaware.

                 (iii) This guarantee has been duly authorized by all necessary corporate action; is binding upon and enforceable against HS in accordance with its terms; and will not violate or constitute a default under its Certificate of Incorporation or by-laws, or any agreements or indentures to which HS is a party or by which HS or its properties are bound.

                                  (d)      Amendments, Consents.  No amendment
or waiver of any provision of this guarantee, and no consent to any departure by HS herefrom, shall in any event be effective unless the same shall be in writing and signed by Buyer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                                  (e)      Continuing Guarantee.  This
guarantee by HS is a continuing guarantee and shall (1) remain in full force and effect until the later of (i) the payment or performance in full of the Obligations, and (ii) the termination of both this Agreement and the Management Agreement contemplated hereunder; (2) be binding upon HS, its successors and assigns; and (3) inure to the benefit of, and be enforceable by, Buyer and its successors and assigns.

                 15.      Miscellaneous.

                          15.1    Further Assurances.  After Closing, Seller
and Buyer shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be reasonably necessary or advisable to carry out the purposes and intents of this Agreement and any document, certificate or other instrument delivered pursuant hereto.

                          15.2    Expenses.  Seller and Buyer each agree to pay
one-half of the reasonable costs and expenses of Williamson Petroleum Consultants, Inc., Arthur Andersen LLP and Davis, Graham & Stubbs LLP incurred in connection with this transaction, subject to receipt of evidence and substantiation thereof. Such costs and expenses shall not include any costs or expenses associated with the Tax Opinion. Seller and Buyer shall pay their respective amount of taxes and fees, apportioned to each under Section 12.2.

                          15.3    Notices.  All notices under this Agreement
shall be in writing and addressed as set forth below. Any communication or delivery hereunder shall be deemed to have been duly made and the receiving party charged with notice (i) if personally delivered or telecopied, when received, (ii) if mailed, three business days after mailing, certified mail, return receipt requested, or (iii) if sent by overnight courier, one day after sending. All notices shall be addressed as follows:

                 If to Seller:

                 Orion Acquisition, Inc.
                 1999 Broadway, Suite 3600
                 Denver, Colorado  80202
                 Attn:  General Counsel
                 Telephone: (303) 296-3600
                 Fax:  (303) 296-3601

                 If to Buyer:

                 Wattenberg Gas Investments, LLC
                 c/o FMR Corp.
                 82 Devonshire Street, R22C
                 Boston, Massachusetts  02109
                 Attention: Roger D. Tullberg
                 Telephone: (617) 563-4791
                 Fax:  (617) 476-6248
                 with a copy to:

                 Sullivan & Worcester
                 One Post Office Square
                 Boston, Massachusetts  02109
                 Attention: Christopher C. Curtis, Esq.
                 Telephone: (617) 338-2839
                 Fax:  (617) 338-2880

                 and a copy to:

                 SSB Investments, Inc.
                 225 Franklin Street, M-8
                 Boston, Massachusetts  02110
                 Attention: Susan A. Feig
                 Telephone: (617) 654-3685
                 Fax: (617) 654-4850

Any party may, by written notice so delivered to the other party, change the address or individual to which delivery shall thereafter be made.

                          15.4    Survival.  The representations, warranties,
covenants, agreements and indemnities included or provided in this Agreement shall survive the Closing. The doctrine of merger shall not cause any representation, warranty, covenant, agreement or indemnity under this Agreement to terminate as a result of Buyer and Seller entering into the Assignment, Option or any other instrument contemplated hereunder.

                          15.5    Confidentiality.  Buyer and Seller shall keep
this Agreement confidential except to the extent each may be required to disclose the contents hereof by recording the Assignment, Option, and Memorandum of Management Agreement and Power of Attorney in the real property records in the counties where the Assets are located or filing the official forms of conveyances covering the Assets with appropriate governmental authorities, the IRS or to the extent required in the operation of the Assets, pursuant to the Management Agreement, by law, regulation or order, in connection with obtaining third party consents and waivers of preferential purchase rights and other matters, or in connection with any public announcement issued in accordance with Section 15.6 hereof.

                          15.6    Announcements.  Seller and Buyer shall
consult with each other regarding all press releases and other public announcements issued at, prior to or following Closing concerning this Agreement or the transactions contemplated hereby and except as may be required by applicable laws or the applicable rules and regulations of any governmental agency or stock exchange. Neither Buyer nor Seller shall issue any such press release or other public announcement without the prior written consent of the other party, which consent will not be unreasonably withheld. In all such press releases and other public announcements, Seller shall refer to Buyer as being affiliated with large east coast financial institutions.

                          15.7    Assignment.  Neither Buyer nor Seller may
assign its rights or delegate its duties or obligations under the terms of this Agreement without the prior written consent of the other party, provided that either Buyer or Seller may assign its rights, but not its obligations under this Agreement, to any party (including any affiliated or nonaffiliated party) as long as such assignment does not relieve the assigning party of its obligations to the other party hereto, and provided further that Buyer may not cause or permit an assignment, transfer, sale, alienation or other disposition of all or any portion of the Assets which would result in the transferred Assets becoming "plan assets" under the Employee Retirement Income Security Act of 1974, as amended. Notwithstanding the foregoing provisions of this Section 15.7, Seller shall be entitled without prior consent, but upon written notice within a reasonable time thereafter, to assign or otherwise convey to HS or to Wattenberg Resources Land, L.L.C. ("WRL") all or any portion of the Production Payment, Reversion Interest or Seller's obligations to Buyer under this Agreement, the Assignment or the Option. Such an assignment or conveyance of obligations to HS (but not to WRL) shall serve to release Seller from any such obligations and to substitute HS as the obligor under such obligations.

                          15.8    Binding Effect.  This Agreement shall be
binding upon and shall inure to the benefit of the parties hereto and their successors and, subject to Section 15.7 hereof, their assigns.

                          15.9    Complete Agreement.  When executed by the
authorized representative of Seller and Buyer, this Agreement, the Exhibits hereto and the documents to be delivered pursuant hereto shall constitute the complete agreement between the parties. This Agreement may be amended only by a writing signed by both parties.

                          15.10   Knowledge.  As used in this Agreement, the
term "knowledge," "best knowledge" or any variations thereof shall mean the actual knowledge of any fact, circumstance or condition by the officers or employees at a manager or higher level of the party involved as such knowledge has been obtained in the performance of their duties in the ordinary course of business after making reasonable and appropriate inquiries.

                          15.11   Governing Law.  THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF COLORADO WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF.

                          15.12   Counterparts.  This Agreement may be executed
in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.

         EXECUTED as of the date first above mentioned.

                                       BUYER:

                                       WATTENBERG GAS INVESTMENTS, LLC

                                       By: Its Manager, Fontenelle, Inc.

                                       By:
                                          -----------------------------------
                                          Gary L. Greenstein
                                          Vice President


                                       SELLER:

                                       ORION ACQUISITION, INC.
[CORPORATE SEAL]
Attest:                                By:
                                          -----------------------------------
                                          Annette Montoya
- - ---------------------------               Vice President
Name:  James M. Piccone
Title: Secretary


HS Resources, Inc., a Delaware corporation, is a signatory to this Agreement for the purpose of confirming its obligations under Section 14.4 above.


                                       HS RESOURCES, INC.

[CORPORATE SEAL]
Attest:                                By:
                                          -----------------------------------
                                          Annette Montoya
- - ---------------------------               Vice President
Name:  James M. Piccone
Title: Secretary

STATE OF COLORADO  )
   CITY AND        ) ss.
COUNTY OF DENVER   )

                 The foregoing instrument was acknowledged before me this 14th day of June, 1996, by Annette Montoya, Vice President of Orion Acquisition, Inc., a Delaware corporation, on behalf of such corporation.

                 Witness my hand and official seal.



                                  ------------------------------
                                  Notary Public

                                  My commission expires:
                                                         --------------------

(SEAL)




STATE OF COLORADO  )
   CITY AND        ) ss.
COUNTY OF DENVER   )

                 The foregoing instrument was acknowledged before me this 14th day of June, 1996, by Annette Montoya, Vice President of HS Resources, Inc., a Delaware corporation, on behalf of such corporation.

                 Witness my hand and official seal.


                                  ------------------------------
                                  Notary Public

                                  My commission expires:
                                                          --------------------

(SEAL)

COMMONWEALTH OF MASSACHUSETTS     )
                                  ) ss.
COUNTY OF SUFFOLK                 )

                          The foregoing instrument was acknowledged before me
this 17th day of June, 1996 by Gary L. Greenstein, Vice President of Fontenelle, Inc., a Delaware corporation, Manager of Wattenberg Gas Investments, LLC, a Delaware limited liability company on behalf of the company.

                          Witness my hand and official seal.

                                  ------------------------------
                                  Notary Public


                                  My commission expires:
                                                        --------------------
(SEAL)

                                    EXHIBITS

Exhibit A           Leases (Weld, Adams, Boulder County, Colorado)

Exhibit B           Wells (showing WI, NRI, qualifying formations)

Exhibit C           Form of Wellbore Assignment of Oil and Gas Leases with
                    Reservation of Production Payment

Exhibit D           Form of Option to Purchase Oil and Gas Interests

Exhibit E           Reserve Report

Exhibit F           Preferential Purchase Rights and Consents

Exhibit G           Prepayments

Exhibit H           Gas Imbalances

Exhibit I           Operations in Progress

Exhibit J           Hydrocarbon Sales Contracts

Exhibit K           Legal Proceedings

Exhibit L           Tax Partnerships

Exhibit M           Well List - No NGPA Application Filed

Exhibit N           Form of Non-Foreign Ownership Affidavits

Exhibit O           Form of Ratification of Obligations

Exhibit P           Form of Seller's Officer's Certificate

Exhibit Q           Form of Opinion on Behalf of Seller

Exhibit R           Form of Buyer's Manager's Certificate

Exhibit S           Forms of Opinions on Behalf of Buyer

Exhibit T           Form of Management Agreement

Exhibit U           Form of Escrow Agreement

Exhibit V           Form of Limited Power of Attorney

                                   EXHIBIT C


                   WELLBORE ASSIGNMENT OF OIL AND GAS LEASES
                     WITH RESERVATION OF PRODUCTION PAYMENT


                 THIS WELLBORE ASSIGNMENT OF OIL AND GAS LEASES WITH RESERVATION OF PRODUCTION PAYMENT (this "Assignment") is made effective as of June 1, 1996 (the "Effective Date") by and between Orion Acquisition, Inc., a Delaware corporation, 1999 Broadway, Suite 3600, Denver, Colorado 80202 (herein called "Grantor"), and Wattenberg Gas Investments, LLC, a Delaware limited liability company, 82 Devonshire Street, R22C, Boston, Massachusetts 02109 (herein called "Grantee").


                                   ARTICLE 1
                       CERTAIN DEFINITIONS AND REFERENCES

         1.1 CERTAIN DEFINED TERMS. When used in this Assignment, the following terms shall have the respective meanings assigned to them in this
Section 1.1 or in the sections and subsections referred to below:

                 "Affiliate" shall mean (a) any person directly or indirectly owning, controlling or holding with power to vote 50% or more of the outstanding voting securities of Grantee, (b) any person 50% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by Grantee, (c) any person directly or indirectly controlling, controlled by or under common control with Grantee, and (d) any officer, director or partner or member of Grantee or any person described in clause (c) of this definition.

                 "Assignment" is defined in the first paragraph above.

                 "Business Day" shall mean a day on which commercial banks are open for business in both the Commonwealth of Massachusetts and the State of Colorado.

                 "Credit Payment Amount" shall mean, for any Payment Period, an amount equal to $0.70 of each dollar of tax credits (the "Tax Credits") available to Buyer under Section 29 of the IRC, as a result of the sale of Subject Hydrocarbons by or on behalf of Buyer, to the extent that such Subject Hydrocarbons (i) constitute "qualified fuels" within the meaning of IRC Section 29(c), (ii) meet the requirements of IRC Sections
          29(d)(1), 29(d)(4) and 29(f), during (x) such Payment Period and (y) any earlier Payment Period to the extent the dollar amount of Tax Credits attributable thereto was not taken into account in a Credit Payment Amount for a previous Payment Period, and (iii) are produced from the Wells. For purposes of the preceding sentence, Tax Credits available to Buyer under IRC Section 29 shall be determined after taking into account any phase-out of Tax Credits under IRC Section 29(b)(1) and any applicable inflation adjustment under IRC Section 29(b)(2), but shall be determined without regard to limitations on Buyer's or its affiliate's use of Tax Credits imposed by IRC Section 29(b)(6) and without regard to whether Buyer or its affiliates actually utilize such Tax Credits. The Credit Payment Amount for any given Payment Period shall initially be based on estimated Subject Hydrocarbon production and sales data available at the time of the calculation of such amount and later corrected when actual data is available. The Credit Payment Amount shall be determined on the assumption that (i) the Production Payment is treated as a production payment for federal income tax purposes, and (ii) Buyer is treated as owning the economic interest in minerals in place in the Assets. Credit Payment Amounts shall be calculated and, unless otherwise provided, will be due and payable with respect to gas produced and sold from June 1, 1996 until the earlier of (x) the aggregate of all Credit Payment Amounts paid pursuant to this Agreement equals $5,910,000, (y) December 31, 2002, or (z) the first day on which Tax Credits are no longer permitted for gas attributable to the Subject Hydrocarbons and produced and sold from the Wells. The Credit Payment Amount shall include payments for Tax Credits attributable to natural gas liquids produced from the Subject Hydrocarbons and for Tax Credits attributable to Wells that were recompleted between November 5, 1990 and December 31, 1992, subject to the provisions of Sections 7.23 and 12.8 of the Purchase Agreement. If for any reason the Tax Credits are repealed by Congressional statute or resulting regulation, no Credit Payment Amount shall be due with respect to Subject Hydrocarbons subject to such repeal. If for any reason the amount of Tax Credits contemplated under this Agreement are reduced by Congressional statute or resulting regulation, the Credit Payment Amounts due under this Agreement shall be reduced commensurate with such reduction in Tax Credits.

                 "Effective Date" is defined in the first paragraph.

                 "Full Production Date" shall mean the date on which the total volume of gas attributable to the Subject Hydrocarbons produced, saved and sold from and after the Effective Date equals a volume equivalent to 29,207,386 MCF (wellhead gas, net to Grantee); provided that such volume shall be decreased by an amount, if any, equal to the aggregate volume of reserves allocated to properties on which Grantor has exercised the Option.

                 "Grantee" shall mean Grantee as defined in the first paragraph of this Assignment, and its successors and assigns and, unless the context in which used shall otherwise require, such term shall mean any successor-owner at the time in question of any or all of the Subject Interests.

                 "Grantor" shall mean Grantor as defined in the first paragraph and its successors and assigns; and, unless the context in which used shall otherwise require, such term shall mean any successor-owner at the time in question of any or all of the Production Payment.

                 "Gross Proceeds" shall have the meaning assigned to it in
         Section 4.2(a).

                 "IRC" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 "Leases" is defined in Section 2.1(a).

                 "Management Agreement" means the Management Agreement between an affiliate of Grantor and Grantee dated effective as of June 1, 1996.

                 "Measurement Amount" is defined in Section 4.5.

                 "Net Profits" for any Payment Period shall mean the net balance, positive or negative, resulting after application of the credits and debits as provided in Sections 4.2 and 4.3 for such period.

                 "Net Profits Account" shall have the meaning assigned to it in
         Section 4.1.

                 "Non-Affiliate" shall mean any Person who is not an Affiliate.

                 "Option" shall mean that Option to Purchase Oil and Gas Interests between Grantee and Grantor dated effective as of June 1, 1996.

                 "Other Income" is defined in Section 4.2(b).

                 "Payment Period" shall mean a calendar quarter, provided that the first Payment Period shall mean the period from the Effective Date until the end of the calendar quarter during which the Effective Date occurs, and the last Payment Period shall mean the portion of the calendar quarter during which the Termination Date occurs from the beginning of such calendar quarter until and including the Termination Date.

                 "Person" shall mean any natural person, association, trust, partnership, limited liability company, corporation or other legal entity.

                 "Production Payment" is defined in Section 3.1.

                 "Production Payment Period" shall mean the period from the Effective Date until and including the Termination Date.

                 "Production Sales Contracts" shall mean all contracts, agreements and arrangements for the sale or disposition of Subject Hydrocarbons that may be produced from or attributable to the Subject Interests, whether presently existing or hereafter created.

                 "Purchase Agreement" means the Purchase and Sale Agreement between Grantor and Grantee dated June 14, 1996.

                 "Reversion Interest" is defined in Section 3.3.

                 "Subject Hydrocarbons" shall mean that portion of the oil, gas and other minerals in and under and that may be produced, from and after the Effective Date, from or attributable to the Subject Interests and after deducting the appropriate share of all royalties and any overriding royalties (other than those overriding royalties conveyed herein), production payments (except the Production Payment) and other similar charges burdening the Subject Interests on the Effective Date or additional burdens created under the Management Agreement. There shall not be included in the Subject Hydrocarbons any oil, gas or other minerals unavoidably lost in production or used by Grantee in conformity with good oil field practices for production operations (including without limitation, fuel, secondary or tertiary recovery) conducted solely for the purpose of producing Subject Hydrocarbons from the Subject Interests, but only so long as such Subject Hydrocarbons are so used.

                 "Subject Interests" is defined in Section 2.1.

                 "Termination Date" shall mean the day on which the total volume of gas attributable to Subject Hydrocarbons produced, saved and sold from and after the Effective Date equals 22,773,965 MCF (wellhead gas, net to Grantee); provided that such volume shall be decreased by an amount, if any, equal to the aggregate volume of Subject Hydrocarbons on which Grantor has exercised the Option, multiplied by the ratio of 22,773,965 to 29,207,386.

                 "Wells" is defined in Section 2.1(a).

         1.2 REFERENCES AND TITLES. All references in this Assignment to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Assignment unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Assignment", "this instrument", "herein", "hereof",

"hereby", "hereunder" and words of similar import refer to this Assignment (and reservation of Production Payment) as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. All references in this Assignment to Exhibits or Schedules refer to exhibits or schedules to this Assignment unless expressly provided otherwise, and all such Exhibits or Schedules are hereby incorporated herein by reference and made a part hereof for all purposes.


                                   ARTICLE 2
                                   ASSIGNMENT

         2.1 For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby GRANT, BARGAIN, SELL, TRANSFER, ASSIGN, and CONVEY unto Grantee, its successors and assigns, all of the following (the "Subject Interests"):

                 (a) The right, title and interest of Grantor in and to the oil and gas leases described in Exhibit A (attached hereto and made a part hereof for all purposes) insofar and only insofar as said leases cover the right to produce from the wellbores of the wells described in Exhibit B (attached hereto and made a part hereof for all purposes) from the intervals in such wells identified in Exhibit B as of the Effective Date (the above described interest in such leases being herein called the "Leases" and the above described interest in such wells being herein called the "Wells"), subject to any restrictions, exceptions, reservations, conditions, limitations, burdens, contracts, agreements and other matters applicable to the Leases and the Wells, and excluding such portion of the Leases and the Wells which are not conveyed to Grantee because of Defective Interests or which were determined to be Excluded Assets (as such terms are defined in the Purchase Agreement);

                 (b) The right, title and interest of Grantor in and to overriding royalty interests in the Leases insofar and only insofar as the Leases cover the wellbores associated with the Wells from the producing intervals identified in Exhibit B;

                 (c) To the extent affected, the right, title and interest of Grantor in and to, or derived from, the following insofar and only insofar as same are attributable to the Leases and the Wells:

                             (i) The presently existing and valid oil, gas or mineral unitization, pooling, operating and communitization agreements, declarations and orders affecting the Leases and Wells, and in and to the properties covered and the units created thereby;

                            (ii) The personal property and fixtures that are appurtenant to the Wells, including all wells, casing, tubing, pumps, separators, tanks, lines and other personal property and oil field equipment appurtenant to such Wells; provided, however, that Grantor shall remain co-owner of any personal property appurtenant to any property owned by Grantor that is not exclusively part of the Wells;

                           (iii) The presently existing and valid gas sales, purchase, production swap, gathering and processing contracts and operating agreements, joint venture agreements, partnership agreements, rights-of- way, easements, permits and surface leases and other contracts, agreements and instruments (but specifically excluding any management agreements), only in relevant part to the extent and insofar as the same are appurtenant to the Leases, Wells and the units referred to in (c)(i) above; provided, however, that Grantor shall remain co-owner of any agreements, including unitization and pooling agreements, if they pertain to any property owned by Grantor that is not exclusively part of the Leases and Wells;

reserving to Grantor, however, the Production Payment, the Reversion Interest and the other rights reserved herein, all as provided in Article 3 below; to have and to hold the Subject Interests forever.


                                   ARTICLE 3
                                  RESERVATIONS

         3.1 PRODUCTION PAYMENT. Grantor reserves unto itself, and its successors and assigns, from this Assignment a production payment payable out of and only from Subject Hydrocarbons equal to 100% of the Net Profits derived from the Subject Hydrocarbons; such production payment to be effective during the Production Payment Period and such payment, in any Payment Period, not to exceed the Gross Proceeds during such Payment Period, (the "Production Payment"); and subject to the terms and conditions contained herein.

         3.2 SURFACE AND OTHER USE. Grantor reserves unto itself, and its successors and assigns, from this Assignment the right to use as much of the surface of the acreage covered by the Leases as well as the wellbores conveyed hereunder as may be necessary in the conduct of operations in those zones, formations and depths not assigned to Grantee herein and on other property owned or leased by Grantor. Grantor further reserves the right to drill through the depths, zones and formations herein assigned to Grantee in conducting any operations in the depths, zones and formations not assigned herein or on other property owned or leased by Grantor, and also the right to drill, produce, operate and maintain infill wells as permitted by regulatory agencies having jurisdiction over such matters. Grantor reserves the right to jointly use any easements and rights-of- way for its operations on the land covered hereby or on other lands in the area.

         3.3 REVERSION INTEREST AFTER FULL PRODUCTION DATE. Grantor reserves unto itself, and its successors and assigns, an undivided 75% interest in and to the Subject Interests from and after the Full Production Date (the "Reversion Interest"); provided, however, that this reservation will not take effect if the estimated net cash flow from operations and production of the Subject Hydrocarbons remaining after the Full Production Date, when taken as a whole, is not reasonably expected by Grantor in good faith to exceed the estimated cost to plug and abandon the Wells. If the Full Production Date is reached and this reversion becomes effective, Grantor and Grantee agree to enter into a mutually acceptable Joint Operating Agreement to govern operation of the Subject Interests after the Full Production Date, in form and substance similar to the Model Form Operating Agreement typically used by Grantor at the Full Production Date, naming Grantor as Operator. For the purposes of this
Section 3.3, net cash flow from operations and production means the excess of revenue from production of Subject Hydrocarbons over the aggregate of operating expenses, overhead costs and capital costs required to produce such Subject Hydrocarbons.

         3.4 SIDETRACK WELLBORE DRILLING RIGHTS. Grantor reserves unto itself, and its successors and assigns, the right to drill sidetrack wellbores and to produce oil, gas and other hydrocarbons from completions in such sidetrack wellbores from the Wells with respect to the Leases, insofar and only insofar as (i) such drilling operations are in accordance with local, state and federal governmental authorities having jurisdiction over such operations, and
(ii) such drilling operations are conducted primarily to exploit oil and gas reserves which cannot be economically or efficiently produced from the wellbores of the Wells conveyed hereunder (the "Drilling Rights").

         This reservation includes a corresponding right, title, interest and estate in and to the property and rights incident to the Drilling Rights and the lands covered thereby or unitized therewith, including, without limitation:

         (1) A corresponding right to the presently existing oil, gas or mineral unitization, pooling and communitization agreements, declarations and orders relating to the Leases and the units associated therewith (including, without limitation, all units formed under orders, regulations, rules or other official acts of any federal, state or other governmental agency having jurisdiction), which relate to any of the Leases.

         (2) A corresponding right to the presently existing oil and gas, sales, purchase, exchange and processing contracts, casinghead gas contracts, operating agreements, joint venture agreements, area of mutual interest agreements, farmout and farmin agreements and all other contracts, agreements and instruments which relate to any of the Leases or Wells and to the production of oil, gas and other minerals from or attributable to the Leases or Wells, but only insofar as such contracts, agreements and instruments relate to the rights conveyed herein.

         (3) A corresponding right to all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way situated upon or used or useful or held for future use in connection with the exploration, development or operation or maintenance of the Leases or Wells, or any unit or units or operation or maintenance of the Leases or Wells, or any unit or units in which part or parts of the Leases or Wells may be included.

         (4) A corresponding right, title, interest and estate, whether real, personal or mixed, of every nature and description in and to the lands described on Exhibit A, whether such right, title, claim or interest be under and by virtue of an oil, gas and mineral lease, an operating agreement, a unitization, pooling or communitization agreement, declaration or order, a division order, a transfer order or any type of contract, conveyance or instrument, or under and by virtue of any type of claim or title, legal or equitable recorded or unrecorded, and even though Grantor's interests therein be incorrectly described in or a description of such interest be omitted from the exhibit thereto.

         (5) A corresponding and concurrent right of ingress and egress to and from the lands covered by the Leases for the purpose of exploring for, drilling for, producing and marketing the hydrocarbons owned by each of them at their respective depths and locations under the terms of the Leases. Further, each party shall own and hold proportionally any and all rights granted in the Leases or otherwise relating thereto pursuant to any agreements, surface leases, permits, rights-of-way, pooling declarations, licenses, governmental regulations or other grant or instrument as incident to and for the purpose of exploring for, drilling for and producing the minerals owned by them in their respective depths and locations including the right to drill pursuant to this Assignment, lay and maintain pipelines and waterlines, dig pits, erect structures and to perform any and all other operations incident to the rights and interests therein.

         Grantor shall not be entitled to exercise the Drilling Rights as to any well if such exercise would likely result in a termination of production from the associated Well for a period exceeding 90 days. Grantor shall promptly give Grantee reasonable notice concerning such exercise, provided that such notice may be given either before or after the commencement of the drilling of a sidetrack wellbore in a Well. All exercises of the Drilling Rights must be conducted in accordance with the provisions of the Sidetrack Wellbore Terms attached hereto as Schedule 1.


                                   ARTICLE 4
                   PRODUCTION PAYMENT ACCOUNTING AND PAYMENT

         4.1 ESTABLISHMENT OF NET PROFITS ACCOUNT. Grantee shall establish and maintain a Net Profits Account (herein called the "Net Profits Account") in accordance with the various provisions of this Assignment and at all times during the Production Payment Period shall keep true and correct books and records with respect thereto. Such books and records shall be open for inspection, copying and audit by Grantor and its accountants and representatives.

         4.2 CREDITS TO NET PROFITS ACCOUNT. Except as otherwise provided herein, the Net Profits Account shall be credited with an amount equal to the sum of Credit Payment Amounts, Gross Proceeds and Other Income.

                 (a) "Gross Proceeds" shall mean, on an accrual basis, all consideration, direct or indirect, from sales of Subject Hydrocarbons, subject to the following:

                          (1) If a controversy exists (whether by reason of any statute, order, decree, rule, regulation, contract, or otherwise) as to the correct or lawful sales price of any Subject Hydrocarbons, then at Grantor's sole election, Grantor may choose to treat amounts and affected by such controversy
                 (i) as Gross Proceeds of Grantee, or (ii) not as Gross Proceeds of Grantee and require Grantee to promptly deposit such amounts with an escrow agent pending settlement of such controversy, provided that all amounts, excluding any interest or other income, thereafter paid to Grantee by such escrow agent out of or on account of such escrow shall be considered to be amounts from the sale of Subject Hydrocarbons. Amounts of Grantee not deposited with an escrow agent shall be considered Gross Proceeds;

                          (2) Gross Proceeds relating to any non-consent operations conducted with respect to all or any part of the Subject Hydrocarbons after the Effective Date shall be subject to Section 5.8;

                          (3) Gross Proceeds shall not include any amount which Grantee shall receive as a bonus for any lease or payments made to Grantor in connection with adjustment of the cost of any Well and leasehold equipment upon unitization or revision of participating areas under federal divided-type units covering any of the Subject Hydrocarbons;

                          (4) Cash settlements and cash make-ups with respect to the Subject Hydrocarbons under gas balancing or similar agreements shall be considered derived from the sale of Subject Hydrocarbons;

                          (5) The proceeds from (i) all insurance and (ii) all judgments, claims and settlements, which are used to remedy, replace or repair losses or damages actually incurred, to the extent such proceeds relate to the production of Subject Hydrocarbons; and

                          (6)     Gross Proceeds shall not include Other Income.

         (b)     "Other Income" shall mean, on an accrual basis, the following:

                          (1) Proceeds after the Effective Date from (i) the sale of any materials, supplies, equipment and other personal property or fixtures, or any part thereof or interest therein, used in connection with the Subject Hydrocarbons,
                 (ii) delay rentals, (iii) lease bonuses, and (iv) rentals from reservoir use or storage; including without limitation all amounts attributable thereto by way of conformance of investment in personal property and equipment if the Subject Hydrocarbons or any part or parts thereof are hereafter from time to time unitized or are affected by the revision of a participating area in a federal divided-type unit;

                          (2) Proceeds from all insurance, other than to remedy or repair losses or damages actually incurred, to the extent such proceeds relate to the production of Subject Hydrocarbons, (i) the cost of which is charged to the Net Profits Account, directly or indirectly, and/or (ii) that accrue to Grantee as a consequence of the loss or damage to any one or more of the following which occurs after the Effective Date: the Subject Hydrocarbons, or any part thereof or interest therein, the interest of Grantee in any materials, supplies, equipment or other personal property or fixtures used in connection with any of the Subject Hydrocarbons; except to the extent such amounts are used to repair or replace the items damaged or lost giving rise to the receipt of such amounts;

                          (3)     Amounts from a purchaser of Subject
                 Hydrocarbons (i) as a prepayment of any portion of the sales price for such Subject Hydrocarbons, (ii) as advance gas payments or (iii) as payments pursuant to contractual provisions providing for "take-or-pay" payments (including amounts awarded by a court or agreed to by the parties in any settlement of a claim (net of costs and attorneys' fees incurred in connection therewith) as damages for the failure or refusal of the purchaser to take Subject Hydrocarbons pursuant to the contract which contains such provisions) shall be considered to be from the sale of Subject Hydrocarbons; provided that such amounts shall not be considered to be from the sale of Subject Hydrocarbons at a later date when Subject Hydrocarbons are delivered in respect of any such payments under "make-up" or similar provisions;

                          (4) Proceeds from (i) all insurance and (ii) all judgments, claims and settlements, for damages to one or more of the following which occurs after the Effective Date: to the extent such proceeds relate to the production of Subject Hydrocarbons, or any part thereof or interest therein; any materials, supplies, equipment or other personal property or fixtures, or any part thereof or interest therein, used in connection with any of the Subject Hydrocarbons; except to the extent such amounts are used to repair, replace or remedy losses or damages actually incurred, which gave rise to the receipt of such amounts;

                          (5) Any interest, penalty or other amounts which are attributable to the Subject Hydrocarbons and are not derived from the sale of Subject Hydrocarbons;

                          (6) Any interest or other income earned on funds deposited into an escrow account in accordance with the provisions of Section 4.2(a)(1) above; and

                          (7)     All other monies and things of value
                 attributable to ownership after the Effective Date of the Subject Hydrocarbons and the materials, supplies, equipment and other personal property and fixtures used in connection with the Subject Hydrocarbons.

         4.3 DEBITS TO NET PROFITS ACCOUNT. Except as otherwise provided herein, the Net Profits Account shall be debited (without duplication), on an accrual basis, with the following amounts:

                 (a) All direct costs which are attributable to production of the Subject Hydrocarbons (i) for all direct labor (including fringe benefits), other services and expenses necessary for developing, operating, producing, reworking (including recompleting) and maintaining the Subject Hydrocarbons after the Effective Date, (ii) for dehydration, compression, separation, gathering, transportation and marketing of the Subject Hydrocarbons after the Effective Date, and (iii) for all materials, supplies, equipment and other personal property and fixtures purchased for use in connection with the Subject Hydrocarbons after the Effective Date (including without limitation (A) all amounts necessary for conformance of investment if the Subject Hydrocarbons or any part or parts thereof are hereafter from time to time unitized or if any participating area in a federal divided-type unit is changed, and (B) the cost of secondary recovery, pressure maintenance, repressuring, recycling and other operations conducted for the purpose of enhancing production);

                 (b) Costs (including without limitation outside legal, accounting and engineering services) attributable to the Subject Hydrocarbons and allocated in accordance with revenues therefrom of
         (i) handling, investigating and/or settling litigation, administrative proceedings and claims (including without limitation lien claims other than liens for borrowed funds) and (ii) payment of judgments, penalties and other liabilities (including interest thereon), paid by Grantee (and not reimbursed under insurance maintained by Grantee or others) and involving any of the Subject Hydrocarbons, or incident to the development, operation or maintenance of the Subject Hydrocarbons after the Effective Date, or requiring the payment or restitution of any proceeds of Subject Hydrocarbons, or arising from tax or royalty audits, except that there shall not be debited to the Net Profits Account any expenses incurred by Grantee in litigation of any claim or dispute arising hereunder between Grantee and Grantor or amounts paid by Grantee to Grantor pursuant to a final order entered by a court of competent jurisdiction resolving any such claim or dispute or amounts paid by Grantee to Grantor in connection with the settlement of any such claim or dispute;

                 (c) All taxes (except income, transfer, inheritance, estate, franchise and like taxes) attributable to the ownership of the Subject Hydrocarbons or the extraction of the Subject Hydrocarbons after the Effective Date, including without limitation production, severance, and/or excise and other similar taxes assessed against, and/or measured by, the production of (or the proceeds or value of production of) Subject Hydrocarbons (without regard to the period of ownership for which such taxes are assessed), occupation taxes, sales and use taxes, and ad valorem taxes assessed against or attributable to the Subject Hydrocarbons or any equipment located on any of the Subject Interests, as such equipment is required for the production of Subject Hydrocarbons;

                 (d) Insurance premiums attributable to the ownership or operation of the Subject Hydrocarbons for insurance actually carried for periods after the Effective Date, or any equipment located on any of the Subject Interests, as such equipment is required for the production of Subject Hydrocarbons, or incident to the development, operation or maintenance of the Subject Hydrocarbons after the Effective Date;

                 (e) All amounts attributable to the Subject Hydrocarbons (to the extent attributable to periods after the Effective Date) and consisting of (i) rent and other consideration attributable to the use or damage to the surface and (ii) delay rentals, shut-in well payments, minimum royalties and similar payments pursuant to the provisions of agreements in force and effect before the Effective Date;

                 (f) Amounts attributable to the Subject Hydrocarbons (to the extent attributable to periods after the Effective Date) and charged by the relevant operator as overhead charges specified in applicable operating agreements (including applicable COPAS charges);

                 (g) If as a result of the occurrence of the bankruptcy or insolvency or similar occurrence of the purchaser of Subject Hydrocarbons any amounts previously included in Gross Proceeds or Other Income are reclaimed from Grantee or its representative, then the amounts reclaimed as promptly as practicable following Grantee's payment thereof;

                 (h) The Management Fee (as defined in the Management Agreement) paid pursuant to the Management Agreement;

                 (i) If Grantee shall be a party as to any non-consent operations conducted with respect to all or any of the Subject Hydrocarbons after the Effective Date, all costs to be debited to the Net Profits Account with respect thereto shall be governed by Section 5.8;

                 (j) Except as otherwise provided elsewhere in this Assignment, all other direct expenditures attributable to the Subject Hydrocarbons paid by Grantee after the Effective Date for the necessary or proper development, operation, maintenance and administration, after the Effective Date, of the Subject Hydrocarbons, if reasonably incurred; provided, however, that notwithstanding anything herein provided to the contrary, the Net Profits Account shall not be debited with any cost or expense which is deducted or taken into account in determining Gross Proceeds or Other Income, including, without limitation, the value of any component of Gross Proceeds or Other Income.

         4.4 ACCOUNTING FOR NET PROFITS. All debits to the Net Profits Account calculated pursuant to Section 4.3 which are attributable to costs and expenses incurred during a Payment Period, up to and including the last day of such Payment Period, shall be debited against the Net Profits Account as of the last day of such period. All credits to the Net Profits Account calculated pursuant to Section 4.2 which are attributable to the sale of Subject Hydrocarbons during a Payment Period, shall be credited to the Net Profits Account as of the last day of such Payment Period.

         4.5 MEASUREMENT AMOUNT AND PAYMENT. As of the end of each Payment Period, Grantee shall calculate an amount (the "Measurement Amount"), equal to the sum of (a) any Measurement Amount carried forward from a prior Payment Period and (b) the Net Profits for the then current Payment Period. Not more than 75 days following a Payment Period, Grantee shall pay Grantor the lesser of (i) the Measurement Amount for such Payment Period or (ii) Gross Proceeds for the Payment Period in question. If the Measurement Amount for a Payment Period is a negative amount, no payment shall be due and payable by Grantee to Grantor hereunder for such Payment Period, and the negative amount shall be carried forward for the next and succeeding Payment Periods until such deficit is wiped out and liquidated. If the Measurement Amount for the Payment Period is a positive amount and exceeds Gross Proceeds for the Payment Period, the excess Measurement Amount shall be carried forward to the next Payment Period.

         Grantee shall send to Grantor at the same time set for the payment a statement showing the calculation of the Measurement Amount, the reason for any nonpayment, the condition of the Net Profits Account as of the close of business on the last day of the relevant Payment Period and clearly showing (with sufficient description so that Grantor can identify such items and the particular Subject Hydrocarbons involved) those items which gave rise to debits and credits to the Net Profits Account during such Payment Period and clearly showing for each Subject Interest the quantities of Subject Hydrocarbons produced therefrom during the Payment Period covered by such statement, the volumes of such production sold, the prices at which such volumes were sold, and the taxes paid with respect to such sales.

         Although the books for the Net Profits Account shall be kept on an accrual basis, for purposes of this Section 4.5, Net Profits will be tentatively computed and paid in accordance with Grantor's standard billing and disbursement procedures, which shall be consistent with standard industry practices, until the Termination Date. Within 90 days following the Termination Date, the Net Profits Account shall be reconciled to the accrual method and Grantor and Grantee shall make such payments or refunds to each other as are necessary to effect such reconciliation.

         4.6 ACCOUNTING FOR INTEREST EXPENSE. For federal income tax purposes, interest with respect to payments under the

Production Payment shall be taken into account under the noncontingent bond method of Prop. Treas. Reg. Section 1.1275-4(b)(2) (or any successor provision of final Treasury Regulations) in accordance with the projected payment schedule attached as Schedule 2.

         4.7 ALLOCATION OF COSTS AND EXPENSES. Costs and expenses shall be allocated in accordance with Section 12.6 of the Purchase Agreement, if applicable.


                                   ARTICLE 5
                         OPERATION OF SUBJECT INTERESTS

         5.1 RIGHTS AND DUTIES OF GRANTEE. Grantee (subject to the terms and provisions of any applicable operating agreements and subject to the other provisions of this Assignment and the Management Agreement) as between Grantor and Grantee, has exclusive charge, management and control of all operations to be conducted on the Subject Interests and may take any and all actions which a reasonably prudent operator would deem necessary or advisable in the management, operation and control thereof. Grantee shall promptly (and, unless the same are being contested in good faith and by appropriate proceedings, before the same are delinquent) pay all costs and expenses (including without limitation all taxes and all costs, expenses and liabilities for labor, materials and equipment incurred in connection with the Subject Interests and all obligations to the holders of royalty interests and other interests affecting the Subject Interests) incurred from and after the Effective Date in developing, operating and maintaining the Subject Interests. Grantee shall be obligated to operate and maintain the Subject Interests as would a reasonable and prudent operator under similar circumstances in accordance with good oil field practices. For the Subject Interests which Grantee does not operate, Grantee shall take all such action and exercise all such rights and remedies as are reasonably available to it to cause the operator to so maintain and operate such Subject Interests. Grantee shall be deemed to have fully discharged all of its obligations under this Section 5.1, and shall have no liability to Grantor under this Section 5.1 during any period when the Management Agreement is in effect and Grantee is in compliance with the Management Agreement.

         5.2 SALES OF SUBJECT HYDROCARBONS. Grantee shall have the obligation to market or cause to be marketed the Subject Hydrocarbons in accordance with its good faith business judgment and sound oil field practices. Grantee shall fully discharge its obligations to Grantor under this Section 5.2 during any period when the Management Agreement is in effect and Grantee is not in default thereunder. As to any third parties, all acts of Grantee in marketing the Subject Hydrocarbons and all Production Sales Contracts executed by Grantee shall be binding on Grantor and the Production Payment; it being understood that the right and obligation to market the Subject Hydrocarbons is at all times vested in Grantee and Grantor does not have any such right or obligation or any possessory interest in all or part of the Subject Hydrocarbons, except as may be granted by separate agreement or instrument. Accordingly, it shall not be necessary for Grantor to join in any new Production Sales Contracts or any amendments to existing Production Sales Contracts.

         5.3 INSURANCE. Grantee shall obtain or cause to be obtained (and maintain or cause to be maintained during the economic life of the Subject Interests) the types of insurance as in its reasonable good faith business judgment a reasonable and prudent operator would carry under similar circumstances. Grantee shall fully discharge all of its obligations under this
Section 5.3, and shall have no liability to Grantor under this Section 5.3 during any period when the Management Agreement is in effect and Grantee is in compliance with the Management Agreement.

         5.4 CONTRACTS WITH AFFILIATES. To the extent not provided for in any applicable operating agreement, Grantee may perform services and furnish supplies and equipment with respect to the Subject Interests, provided that the amount of compensation, price or rental that can be charged to the Net Profits Account therefor must be no less favorable than those available from Non-Affiliates in the area engaged in the business of rendering comparable services or selling or leasing comparable equipment and supplies which could reasonably be made available to the Subject Interests.

         5.5     GOVERNMENT REGULATION.    All obligations of Grantee hereunder
shall be subject to and limited by all applicable federal, state and local laws, rules, regulations and orders (including those of any applicable agency, board, official or commission having jurisdiction).

         5.6 ABANDONMENTS. Prior to releasing, surrendering or abandoning any portion of the Subject Interests, Grantee shall first offer in writing to reassign such interest to Grantor, with Grantor assuming all liability and obligations for such interest after such assignment. If Grantor does not accept the offer to reassign within 60 days from such offer, Grantee shall have the right without the joinder of Grantor to release, surrender and/or abandon its interest in the Subject Interests, or any part thereof, or interest therein even though the effect of such release, surrender or abandonment will be to release, surrender or abandon the Production Payment the same as though Grantor had joined therein insofar as the Production Payment covers the Subject Interests, or any part thereof or interest therein, so released, surrendered or abandoned by Grantee.

         5.7     POOLING AND UNITIZATION.

                 (a) Certain of the Subject Interests may have been pooled or unitized for the production of oil, gas and/or minerals prior to the Effective Date or, after the Effective Date, may be so pooled or unitized pursuant to Section 5.7(b). Such Subject Interests are and shall be subject to the terms and provisions of such pooling and unitization agreements, and the Production Payment in each such Subject Interest shall apply to (and the term "Subject Hydrocarbons" shall include) the production from such units which is attributable to such Subject Interest (and the Net Profits Account shall be computed giving consideration to such production and costs, expenses, charges and credits attributable to such Subject Interest) under and by virtue of the applicable pooling and unitization agreements.

                 (b) Grantee shall have the right and power to unitize, pool or combine the lands covered by the Subject Interests, or any portion or portions thereof, with any other land or lease or leases so as to create one or more unitized areas (or, with respect to unitized or pooled areas theretofore created, to dissolve the same or to amend and/or reconfigure the same to include additional acreage or substances or to exclude acreage or substances). If pursuant to any law, rule, regulation or order of any governmental body or official, any of the Subject Interests are pooled or unitized in any manner, the Production Payment insofar as it affects such Subject Interest shall also be deemed pooled and unitized, and in any such event the Production Payment shall apply to (and the term "Subject Hydrocarbons" shall include) the production which accrues to such Subject Interest under and by virtue of such pooling and unitization arrangements and the Net Profits Account shall be computed giving consideration to such production and costs, expenses, charges and credits attributable to such Subject Interest under and by virtue of such pooling and unitization arrangement. Notwithstanding the foregoing provisions of this Section 5.7(b), Grantee shall have no right or interest in any well that is not specifically described on Exhibit B or in the production from any such well.

         5.8     NON-CONSENT OPERATIONS.

                 (a) If Grantee elects (subject to Section 5.1) to be a non-participating party (whether pursuant to an operating agreement or other agreement or arrangement, including without limitation, non-consent rights and obligations imposed by statute or regulatory agency) with respect to any operation on any Subject Interest or elects to be an abandoning party with respect to a Well located on any Subject Interest, the consequence of which election is that Grantee's interest in such Subject Interest or part thereof is temporarily (i.e., during a recoupment period) or permanently forfeited to the parties participating in such operations, or electing not to abandon such Well, then the costs and proceeds attributable to such forfeited interest shall not, for the period of such forfeiture (which may be a continuous and permanent period), be debited or credited to the Net Profits Account and such forfeited interest shall not, for the period of such forfeiture, be subject to the Production Payment.

                 (b) If Grantee elects (subject to Section 5.1) to be a participating party to such an operation, or elects to be a non-abandoning party with respect to such a Well, and any other party or parties have elected not to participate in such operation (or have elected to abandon such Well) with the result that (pursuant to an operating agreement or other agreement or arrangement, including without limitation, non-consent rights and obligations imposed by statute and/or regulatory agency) Grantee becomes entitled to receive, either temporarily (i.e., through a period of recoupment) or permanently, interests belonging to such other party or parties, then the costs and proceeds attributable to such non-participating parties' interests to which Grantee becomes so obligated and entitled shall be debited and credited to the Net Profits Account as though such interests were part of the Subject Interests.

         5.9 RENEWALS AND EXTENSIONS OF LEASES. The Production Payment and the Reversion Interest shall apply to all renewals, extensions and other similar arrangements (and/or interests therein) of or with respect to any Lease which is included in the Subject Interests, whether or not such renewals, extensions or arrangements have heretofore been obtained by Grantor, or Grantor's predecessors in title, or are hereafter obtained by Grantee as well as to each new lease covering any minerals covered by one or more of the Leases if same are taken or acquired while the relevant Lease is in force and effect or within one year after the lapse thereof.


                                   ARTICLE 6
                        GRANTOR LIABILITY AND EQUIPMENT

         6.1 NO PERSONAL LIABILITY OF GRANTOR. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS ASSIGNMENT, GRANTOR SHALL NOT, BY VIRTUE OF THE PRODUCTION PAYMENT OR REVERSION INTEREST RESERVED IN THIS ASSIGNMENT, PERSONALLY BE RESPONSIBLE FOR PAYMENT OF ANY PART OF THE COSTS, EXPENSES OR LIABILITIES INCURRED IN CONNECTION WITH EXPLORING, DEVELOPING, OPERATING, OWNING AND/OR MAINTAINING THE SUBJECT INTERESTS; PROVIDED, HOWEVER, ALL SUCH COSTS, EXPENSES AND LIABILITIES SHALL, TO THE EXTENT THE SAME RELATE TO PERIODS AFTER THE EFFECTIVE DATE, NEVERTHELESS BE CHARGED AGAINST THE NET PROFITS ACCOUNT AS AND TO THE EXTENT HEREIN PERMITTED.

         6.2 OWNERSHIP OF EQUIPMENT. The Production Payment does not include any right, title or interest in and to any of the personal property, fixtures, structures or equipment now or hereafter placed on, or used in connection with, the Subject Interests.


                                   ARTICLE 7
                                   TRANSFERS

         7.1 ASSIGNMENTS BY GRANTEE. Upon prior written notice to Grantor, but under no circumstance requiring Grantor's consent, Grantee shall have the right to transfer all or any portion of the Subject Interests; provided, however, that (i) the Subject Interests shall at all times be subject to this Assignment, the Production Payment, the Reversion Interest, the Purchase Agreement and the Limited Power of Attorney contemplated thereunder, the Option and the Management Agreement, (ii) if such transfer or transfers result in less than all of the Subject Interests being transferred to and held by the same Person, Grantee shall retain the obligation to administer and pay the Production Payment in accordance with the provisions hereof in the same manner as if the Production Payment was held by a single Person, and (iii) Grantee may not make an assignment, transfer, sale, alienation or other disposition of any Subject Interests, which would result in any of the Subject Interests becoming "plan assets" for purposes of the Employee Retirement Income Security Act of 1974, as amended. An assignment of the Subject Interests by Grantee shall not release Grantee from any obligation to Grantor under this Assignment, the Purchase Agreement, the Management Agreement or the Option.

         7.2 ASSIGNMENTS BY GRANTOR. Upon prior written notice to Grantee, Grantor shall have the right to transfer, pledge, or mortgage at any time and from time to time all or any portion of the Production Payment, Reversion Interest or Option. Any such assignment shall not release Grantor from any obligation to Grantee under this Assignment, the Purchase Agreement or the Option, except to the extent provided for in such agreements. Notwithstanding the foregoing provisions of this Section 7.2, but subject to Section 7.3, Grantor shall be entitled without any prior written notice or consent to assign or otherwise convey to HS Resources, Inc., a Delaware corporation ("HS"), all or any portion of the Production Payment, Reversion Interest or Grantor's obligations to Grantee under this Assignment, the Purchase Agreement or the Option. Such an assignment or conveyance of obligations to HS shall serve to release Grantor from any such obligations and to substitute HS as the obligor under such obligations.

         7.3 CHANGE IN OWNERSHIP OF PRODUCTION PAYMENT, REVERSION INTEREST OR OPTION. No change of ownership or right to receive payment of the Production Payment or the Reversion Interest, or of any part thereof, or change in the ownership of the Option, however accomplished shall be binding upon Grantee until notice thereof has been furnished by the person claiming the benefit thereof, and then only with respect to payments thereafter made. Notice of the sale or assignment shall consist of a copy of the recorded instrument accomplishing the same or if there be no recorded instrument then a copy of the applicable document accomplishing same; notice of change of ownership or right to receive payment accomplished in any other manner (for example by reason of incapacity, death or dissolution) shall consist of copies of recorded documents and complete proceedings legally binding and conclusive of the rights of all parties. Until such notice has been furnished to Grantee as provided above, the payment or tender of all sums payable on the Production Payment and delivery of all notices may be made in the manner provided herein precisely as if no such change in interest or ownership or right to receive payment had occurred. The kind of notice herein provided shall be exclusive, and no other kind, whether actual or constructive, shall be binding on Grantee.


                                   ARTICLE 8
                                 MISCELLANEOUS

         8.1 GOVERNING LAW. The validity, effect and construction of this Assignment shall be governed by the law of the State of Colorado, exclusive of the conflict of laws provisions thereof.

         8.2 INTENTIONS OF THE PARTIES. Nothing herein contained shall be construed to constitute either party hereto (under state law or for tax purposes) the agent of, or in partnership with, the other party. If, however, the parties hereto are deemed to constitute a partnership for federal income tax purposes, the parties elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the IRC, and agree not to take any position inconsistent with such election. In addition, the parties hereto intend that the Production Payment reserved hereby by Grantor shall at all times be treated as an incorporeal (i.e., a non-possessory) interest in real property or land and as a production payment under Section 636 of the IRC, payable out of Gross Proceeds (rather than as a working or any other interest).

         8.3 NOTICES. All notices and other communications required or permitted under this Assignment shall be in writing and, unless otherwise specifically provided, shall be delivered personally, by prepaid telecopy or similar means (with signed confirmed copy to follow by mail in the manner provided below), or (except for quarterly statements provided for under Section
4.5 above which may be sent by regular mail) by registered or certified mail, postage prepaid, or by delivery service for which a receipt is obtained, at the following addresses for Grantor and Grantee, and shall be deemed delivered on the date of receipt.

                 If to Grantor:

                 Orion Acquisition, Inc.
                 1999 Broadway, Suite 3600
                 Denver, Colorado  80202
                 Attn:  General Counsel
                 Telephone: (303) 296-3600
                 Fax:  (303) 296-3601

                 If to Grantee:

                 Wattenberg Gas Investments, LLC
                 c/o FMR Corp.
                 82 Devonshire Street, R22C
                 Boston, Massachusetts  02109
                 Attention: Roger D. Tullberg
                 Telephone: (617) 563-4791
                 Fax:  (617) 476-6248

                 with a copy to:

                 Sullivan & Worcester
                 One Post Office Square
                 Boston, Massachusetts  02109
                 Attention: Christopher C. Curtis, Esq.
                 Telephone: (617) 338-2839
                 Fax:  (617) 338-2880

                 and a copy to:

                 SSB Investments, Inc.
                 225 Franklin Street, M-8
                 Boston, Massachusetts  02110
                 Attention: Susan A. Feig
                 Telephone: (617) 654-3685
                 Fax:  (617) 654-4850

Either party may specify an alternative address by giving notice to the other party, in the manner provided in this Section 8.3.

         8.4 FURTHER ASSURANCES. Grantor and Grantee agree to execute and deliver to the other all such other and additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to Grantee and to reserve to Grantor the rights, titles, interests and estates conveyed to Grantee and reserved by Grantor hereby or intended to be so conveyed and reserved.

         8.5 COUNTERPARTS. This Assignment may be executed in multiple originals, all of which are identical except that, for the convenience of recording, counterparts hereof which are being recorded include only those certain portions of Exhibit A and Exhibit B which include descriptions of properties located in the recording jurisdiction in which the particular counterpart is being recorded. All of such counterparts together shall constitute one and the same instrument.

         8.6 BINDING EFFECT. All the covenants and agreements of Grantor and Grantee herein contained shall be deemed to be covenants running with Grantor's and Grantee's interest in the Subject Interests and the lands affected thereby. All of the provisions hereof shall inure to the benefit of, and shall be binding upon, each of the parties hereto and their respective successors and, subject to the provisions of this Section 8.6, their assigns. Any sale, conveyance, assignment, sublease or other transfer of the Subject Interests, or any interest therein or any part thereof, shall provide that the assignee assume all of the obligations of the assignor with respect to the interest so transferred, and unless the non-assigning party otherwise expressly consents in writing, the assigning party shall also remain liable for the discharge of its obligations.

         8.7 PARTITION. Grantor and Grantee acknowledge that Grantor and Grantee have no right or interest that would permit either to partition any portion of the Subject Interests, and Grantor and Grantee waive any such right.

         8.8 SPECIFIC PERFORMANCE. In addition to any other remedy which Grantor may enjoy under this Agreement, at law or in equity, Grantor shall have the right to seek and enforce the remedy of specific performance by Grantee of its obligations under this Agreement.

         8.9 EFFECTIVE DATE. This Assignment shall become effective for all purposes as of 7:00 a.m. (at the respective locations of the Subject Interests) on the Effective Date.


              [the remainder of this page is intentionally blank]

         IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the Effective Date.


                                       GRANTOR:

                                       ORION ACQUISITION, INC.

[CORPORATE SEAL]
Attest:                                By:
                                          -----------------------------------
                                          Annette Montoya
                                          Vice President
- - ----------------------------
Name:  James M. Piccone
Title: Secretary


                                       GRANTEE:

                                       WATTENBERG GAS INVESTMENTS, LLC,
                                       By its Manager, Fontenelle, Inc.

[CORPORATE SEAL]
Attest:                                By:
                                           ----------------------------------
                                           Gary L. Greenstein
                                           Vice President
- - ----------------------------
Name:  Roger D. Tullberg
Title: Assistant Secretary

STATE OF COLORADO  )
   CITY AND        ) ss.
COUNTY OF DENVER   )

                 The foregoing instrument was acknowledged before me this 14th day of June, 1996, by Annette Montoya, Vice President of Orion Acquisition, Inc., a Delaware corporation, on behalf of such corporation.

                 Witness my hand and official seal.



                                  -------------------------------------------
                                  Notary Public

                                  My commission expires:
                                                          -------------------

(SEAL)





COMMONWEALTH OF MASSACHUSETTS     )
                                  ) ss.
COUNTY OF SUFFOLK                 )


                 The foregoing instrument was acknowledged before me this 17th day of June, 1996 by Gary L. Greenstein, Vice President of Fontenelle, Inc. in its capacity as Manager of Wattenberg Gas Investments, LLC, a Delaware limited liability company on behalf of the company.

                 Witness my hand and official seal.



                                  ------------------------------------------
                                  Notary Public

                                  My commission expires:
                                                          ------------------

(SEAL)

                                   SCHEDULE 1

                            SIDETRACK WELLBORE TERMS


1.               DEFINITIONS:

                 "Sidetrack Wellbore" as used in this agreement shall mean and include all down hole operations performed in an existing well (a "Well") in an attempt to establish production through a sidetrack wellbore from a formation in which the Well may or may not currently be completed.

2.               EXPENSES OF SIDETRACK WELLBORES:

                 The costs and expenses of all Sidetrack Wellbore operations shall be borne in accordance with the provisions of Section 12.6 of the Purchase Agreement.

3.               OWNERSHIP OF WELL AND EQUIPMENT:

                 The wellhead equipment and down hole equipment through the depth where the Sidetrack Wellbore commences shall be owned equally by the owners of the Sidetrack Wellbore and the Wellbore. The tubing and equipment run on or in the tubing string shall be owned by the owners of the Well and/or Sidetrack Wellbore being served by the tubing. The casing in the Well below the depth where the Sidetrack Wellbore commences shall be owned by the owners of the Well. The lease facilities shall be owned by the owners of the Well or Sidetrack Wellbore being served thereby, and if both the Well and Sidetrack Wellbore are being served, they shall be owned equally by such owners.

4.               OPERATING RIGHTS OF OWNERS:

                 The rights, duties and obligations of the owners of Wells containing a Sidetrack Wellbore, as set out in the operating or other agreements governing the operation of such wellbores, are not changed, altered or amended by these terms except as specifically provided herein.

                 (a) Subject to the further provisions hereof, the owners of a Well and the owners of the associated Sidetrack Wellbore each have the right to enter the Well. If the owners of a Sidetrack Wellbore desire to drill, operate and maintain a Sidetrack Wellbore in the Well and such work will necessitate the shutting in of the existing production in the Well, the owners of the Well shall be given reasonable notice of such Sidetrack Wellbore and the estimated number of days required to complete such work. Such notice shall be given promptly, either before or after Sidetrack Wellbore drilling or rework operations commence.

                 (b) Should a blowout, explosion, fire or other sudden emergency occur during the course of drilling or rework of any

Sidetrack Wellbore, the owners drilling such Sidetrack Wellbore shall, at their expense, take such steps as are necessary to deal with the emergency and to safeguard life and property, and shall, as promptly as possible, report the emergency and the action taken to the owners of the Well.

                 (c) Should a blowout, explosion, fire or other sudden emergency occur at any time other than during the course of drilling or rework of a Sidetrack Wellbore, the cost of dealing with any such emergency shall be borne equally by the owners of the Well and the Sidetrack Wellbore.

5.               LIABILITIES OF THE OWNERS:

                 If a Sidetrack Wellbore is drilled in a Well, the liabilities of the owners of the Well and the Sidetrack Wellbore shall be as follows:

                 (a) No liability shall be incurred by the owners of the Sidetrack Wellbore for causing production to cease from the Well during the time drilling or rework operations are being conducted on the Sidetrack Wellbore, as long as such operations are conducted with diligence and without unreasonable delay; provided, however that if the number of days required to complete Sidetrack Wellbore operations results in a cessation of production from the Well for a period greater than 90 days, the owners of the Sidetrack Wellbore shall pay to the owners of the Well an amount equal to the lesser of
(i) the product of $0.15 multiplied by the average daily production rate from the Well (in MMBTU/day) prior to the cessation of production for each day that the Well does not produce after such 90-day period, or (ii) an amount equal to the fair market value of the last 5% of the reserves associated with the Well as of the date the Well was acquired by the owners of the Well, based on a reserve evaluation conducted in accordance with the procedures of the Securities and Exchange Commission and using an annual discount rate of 10%. Such payment shall be made within 60 days of the date such obligation accrues. As an alternative to making a payment under (i) or (ii) immediately above, the owners of the Sidetrack Wellbore may exercise their rights under the Option to Purchase Oil and Gas Interests between Orion Acquisition, Inc. and Wattenberg Gas Investments, LLC and such exercise may be made without an obligation to make any penalty payment thereunder.

                 (b) If the Sidetrack Wellbore drilling or rework operations are continued for a period which might cause the termination of a lease being maintained by production from the Well and any such lease terminates because of the Sidetrack Wellbore operations, the owners of the Sidetrack Wellbore shall be liable to the owners of the Well for an amount equal to the fair market value of the last 5% of the reserves associated with the Well as of the date the Well was acquired by the owners of the Well, based on a reserve evaluation conducted in accordance with the procedures of the Securities and Exchange Commission and using an annual discount rate of 10%. Such payment shall be made within 60 days of the date such obligation accrues. As an alternative to making a payment under the foregoing provisions of this Section 5(b), the owners of the Sidetrack Wellbore may exercise their rights under the Option to Purchase Oil and Gas Interests between Orion Acquisition, Inc. and Wattenberg Gas Investments, LLC and Wattenberg Gas Investments, LLC and such exercise may be made without an obligation to make any penalty payment thereunder.

                 (c) If the Sidetrack Wellbore drilling operations disturb or remove the means of separation of the reserves in the Well from the reserves to be exploited from the Sidetrack Wellbore, or otherwise cause a permanent cessation or reduction of production from the Well, the Operator shall, before and after the operation, conduct a test of the Well for the purpose of determining whether or not the producing capacity of the formation completed in the Well has been impaired, by employing the procedure set forth as follows:

                          (1) The producing capacity of the Well shall be determined by comparing the actual production before and after the Sidetrack Wellbore drilling operations during the thirty
                 (30) days in which there was actual production immediately before and after such operations, with the Well producing under similar pressure differential and other conditions. If the producing conditions or equipment size are different, an appropriate applicable method as jointly agreed to by owners of the Sidetrack Wellbore and the owners of the Well will be utilized to determine the effect on deliverabilities which the Sidetrack Wellbore drilling operations caused.

                          (2) If the producing capacity of the Well has been reduced in excess of fifty percent (50%), and there is no cause for such reduction other than the Sidetrack Wellbore operations, damages will be deemed to have occurred. If damage has occurred, the rights and liabilities between the owners of the Sidetrack Wellbore and the owners of the Well shall be adjusted in accordance with the following provisions of this Section 5(c)(2), which adjustments shall constitute the sole and exclusive remedies of the owners of the Well for damage to the producing Well(s).

                 The owners of the Sidetrack Wellbore may, at their sole cost, risk and expense, attempt to restore the Well to 50% or more of its former capacity. If the attempt is unsuccessful, or if no attempt is made, the owners of the Sidetrack Wellbore shall pay damages to the owners of the Well in an amount equal to the fair market value of the last 5% of the reserves associated with the Well as of the date the Well was acquired by the owners of the Well, based on a reserve evaluation conducted in accordance with the procedures of the Securities and Exchange Commission and using an annual discount rate of 10%. Such payment shall be made within 60 days of the date such obligation accrues. As an alternative to making a payment under the foregoing provisions of this Section 5(c)(2), the owners of the Sidetrack Wellbore may exercise their rights under the Option to Purchase Oil and Gas Interests between Orion Acquisition, Inc. and Wattenberg Gas Investments, LLC and Wattenberg Gas Investments, LLC and such exercise may be made without an obligation to make any penalty payment thereunder.

6.               CLASSIFICATION OF PAYMENTS

                 Any payment under Section 5 above, received by the owners of the Well(s), shall not be considered as Gross Proceeds or Other Income for purposes of the Wellbore Assignment of Oil and Gas Leases with Reservation of Production Payment dated June 14, 1996 between Orion Acquisition, Inc. and Wattenberg Gas Investments, LLC.

                                   SCHEDULE 2

                   PAYMENT SCHEDULE OF THE PRODUCTION PAYMENT


        Date                      Payment                     Interest
- - --------------------------------------------------------------------------------

                                   EXHIBIT D

                    OPTION TO PURCHASE OIL AND GAS INTERESTS


                 This Option to Purchase Oil and Gas Interests (this "Option") is granted effective as of June 1, 1996 (the "Effective Date") by Wattenberg Gas Investments, LLC, a Delaware limited liability company, 82 Devonshire Street, R22C, Boston, Massachusetts 02109 ("Grantor") to Orion Acquisition, Inc., a Delaware corporation, 1999 Broadway, Suite 3600, Denver, Colorado 80202 ("Grantee").

                 For $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor grants and conveys to Grantee the exclusive and irrevocable option to purchase from time to time all or any portion of the following (the "Subject Interests") upon the terms and conditions set forth herein (the "Option"):

                          A. All of Grantor's right, title and interest in and to the oil and gas leases described in Exhibit A, insofar and only insofar as said leases cover the right to produce the wells described in Exhibit B from the intervals in such wells identified in Exhibit B as of the Option Effective Date (the above described interests in such leases being herein called the "Leases" and the above described interest in such wells being herein called the "Wells"), subject to any restrictions, exceptions, reservations, conditions, limitations, burdens, contracts, agreements and other matters applicable to the Leases and the Wells, and excluding such portion of the Leases and the Wells which were not conveyed to Grantor because of Defective Interests or which were determined to be Excluded Assets (as such terms are defined in the Purchase and Sale Agreement between Grantor and Grantee dated June 14, 1996 (the "Purchase Agreement"), and such exclusions being referred to herein as the "Reserve Reductions");

                          B. The right, title and interest of Grantor in and to overriding royalty interests in the Leases insofar and only insofar as the Leases cover the wellbores associated with the Wells from the producing intervals identified in Exhibit B;

                          C. To the extent affected, the right, title and interest of Grantor in and to, or derived from, the presently existing and valid oil, gas and mineral unitization, pooling, operating and communitization agreements, declarations and orders affecting the Leases and Wells, and in and to the properties covered and the units created thereby;

                          D. To the extent affected, the right, title and interest of Grantor in and to the personal property and fixtures that are appurtenant to the Wells, including all wells, casing, tubing, pumps, separators, tanks, lines and other personal property and oil field equipment appurtenant to such Wells; provided, however, that Grantor shall remain co-owner of any personal property appurtenant to any property owned by Grantor that is not exclusively part of the Wells;

                          E. To the extent affected, the right, title and interest of Grantor in and to and under, or derived from, the presently existing and valid gas sales, purchase, gathering and processing contracts and operating agreements, joint venture agreements, partnership agreements, rights-of-way, easements, permits and surface leases and other contracts, agreements and instruments (but specifically excluding any management agreements), only in relevant part to the extent and insofar as the same are appurtenant to the Leases, Wells and the units referred to in item C above; provided, however, that Grantor shall remain co-owner of any agreements, including unitization and pooling agreements, if they pertain to any property owned by Grantor that is not exclusively part of the Leases or Wells.

                 1. EXERCISE OF THE OPTION. The Option may be exercised as follows:

                                   a.  PRIOR TO JANUARY 1, 2003.  From the date
of this Option until January 1, 2003, Grantee has the right to exercise the Option, without penalty, one or more times to purchase up to a cumulative total of 15% of the Subject Interests (by volume of the sum of the estimated reserves for such Subject Interests under the Reserve Report, less Reserve Reductions, if any (such difference, the "Total Reserves")). If Grantee exercises the Option to purchase a portion of the Subject Interests and such portion by itself, or when added to any other portion of the Subject Interests previously purchased by Grantee pursuant to an earlier exercise of the Option, exceeds 15% of the Subject Interests by volume of the Total Reserves then, in addition to the Option Price, Grantee shall pay to Grantor a penalty payment as set forth below, subject to certain exceptions. At the time Grantee exercises the Option and for the first time a cumulative total of more than 15% of the Subject Interests have been or are to be repurchased, then the penalty payment shall be determined based on the cumulative total of the Subject Interests purchased.
If the Grantee exercises the Option again for an additional incremental group of Subject Interests, then the penalty payment shall be determined based on the incremental Subject Interests purchased.

                                        (1)       Penalty Payment Before 2000.
                 If the Option Effective Date is on or before December 31, 1999, Grantee shall pay to Grantor an amount equal to the product obtained by multiplying $640,000 by a fraction, the numerator of which is the sum of the volume of estimated reserves for the Subject Interests (as set forth in the Reserve Report, less applicable Reserve Reductions) which Grantee desires to purchase and the denominator of which is the volume of Total Reserves (the "Reserve Fraction").

                                        (2)       Penalty Payment, 2000 through
                 2002. If the Option Effective Date is between January 1, 2000 and December 31, 2002, Grantee shall pay to Grantor an amount equal to the product obtained by multiplying $430,000 by the applicable Reserve Fraction.

The foregoing penalty payment amounts shall not be payable if Grantee exercises the Option on or before December 31, 2002 in its entirety with respect to paragraphs (i) through (vii) below, or in part with respect to paragraphs (vi) and (vii) below, in each case which it may do from time to time, because:

                 (i) Credit Payment Amounts (as defined in the Purchase Agreement) are no longer paid or credited to Grantee;

                 (ii) a Tax Audit (as defined in the Purchase Agreement) has commenced and Grantor has not waived its right to an escrow pursuant to
                                   Section 8.3 of the Purchase Agreement;

                 (iii) the Management Agreement dated effective as of the Effective Date between an affiliate of Grantor and Grantee, or any successor agreement (the "Management Agreement") is terminated (other than by, or on account of a breach thereof by, Grantee), is held invalid or void, or Grantor's affiliate or its successors or assigns fails to perform thereunder;

                 (iv) Grantor breaches the Purchase Agreement or any agreement contemplated thereunder (other than any obligation of Grantor to pay Expense Amounts in excess of Credit Payment Amounts (as such terms are defined in the Management Agreement)), which breach if uncured would have a material adverse effect on Grantee and which has not been cured by Grantor within 60 days of receipt of a written notice from Grantee of such breach;

                 (v) payments remain unsatisfied for a period exceeding 60 days under one or both of the Contribution Agreements or one or both of the Guaranty Agreements contemplated by the Ratification of Obligations under the Purchase Agreement;

                 (vi) Grantor denies approval of certain operations on the Subject Interests in accordance with Section 2.1(p) or (q) of the Management Agreement and Grantee elects to exercise the Option on the properties affected by the proposed operations rejected by Grantor; and

                 (vii)             an aggregate of $5,910,000 in Credit
                                   Payment Amounts under the Purchase Agreement has been credited or paid to Grantee.

Exercises of the Option by Grantee pursuant to paragraph (vi) or (vii) above shall not be counted towards the cumulative total of 15% of the Subject Interests in Paragraph 1.a.

Notwithstanding anything herein provided to the contrary, prior to December 31, 1997, Grantee agrees that it will not exercise the Option and purchase the Subject Interests so that Grantee may enter into a transaction with a third party under a substantially similar arrangement as the transaction contemplated by the Purchase Agreement for the primary purpose of monetizing the tax credits under Section 29 of the Internal Revenue Code, as amended from time to time (the "Code"), attributable to production from the Subject Interests at a more favorable rate. If Grantee breaches its agreement set forth in the immediately preceding sentence, Grantee shall be obligated to pay Grantor all profits received by Grantee from such third party as a result of the consummation of such transaction with the third party.

                                   b.  ON OR AFTER JANUARY 1, 2003 UNTIL
JANUARY 1, 2005. From January 1, 2003 until January 1, 2005, Grantee has the right to exercise the Option one time to purchase the remaining Subject Interests as an entirety without penalty for the associated Option Price.

                                   c.  PARTIAL EXERCISE LIMITED.  Grantee may
not exercise the Option to purchase in the aggregate more than 25% of the Total Reserves unless Grantee exercises the Option as to all of the Subject Interests; provided, however that this limitation shall not apply to exercises of the Option contemplated by Paragraphs 1.a.(vi) and (vii) above.

                                   d.  MINIMUM PAYMENT.  If the Option is
exercised by Grantee, from time to time, on or prior to   December 31, 1998,
Grantee shall pay to Grantor a payment equal to (i) $1,110,000, if the Option is exercised in full, or (ii)

$1,110,000 multiplied by the Reserve Fraction if the Option is exercised in part, which amount shall apply to, and be a direct off-set of, the Option Price for all purchased Subject Interests. In no event shall the aggregate of payments under the immediately preceding sentence ever exceed $1,110,000. The penalties set forth in Paragraph 1.a. are in addition to the minimum payment set forth in the immediately preceding sentence.

                 2.       OPTION TERM.   The Option shall terminate on January
1, 2005 (the "Option Term").

                 3. METHOD OF EXERCISE. To exercise the Option within the Option Term, Grantee must deliver written notice of such exercise, delivered personally, by prepaid telecopy or similar means (with signed confirmed copy to follow by mail in the manner provided below), or by registered or certified mail, postage prepaid, or by delivery service for which a receipt is obtained, at the addresses set forth below, and shall be deemed delivered on the date of receipt.

                          Wattenberg Gas Investments, LLC
                          c/o FMR Corp.
                          82 Devonshire Street, R22C
                          Boston, Massachusetts  02109
                          Attention: Roger D. Tullberg
                          Telephone: (617) 563-4791
                          Fax:  (617) 476-6248

                          with a copy to:

                          Sullivan & Worcester
                          One Post Office Square
                          Boston, Massachusetts  02109
                          Attention: Christopher C. Curtis, Esq.
                          Telephone: (617) 338-2839
                          Fax:  (617) 338-2880

                          and a copy to:

                          SSB Investments, Inc.
                          225 Franklin Street, M-8
                          Boston, Massachusetts  02110
                          Attention: Susan A. Feig
                          Telephone: (617) 654-3685
                          Fax:  (617) 654-4850

Grantor may specify an alternative address by giving written notice to Grantee of such change.

                 4. OPTION EFFECTIVE DATE. The effective date of a purchase of all or any portion of the Subject Interests pursuant to the Option (the "Option Effective Date") shall be the first day of the month following the date Grantor receives the notice of exercise of the Option specifying the Subject Interests which

Grantee desires to purchase pursuant to such exercise of the Option.

                 5. OPTION PRICE. The purchase price (the "Option Price") for the Subject Interests, or any portion thereof, shall be the appraised current fair market value of the Subject Interests in question as of the Option Effective Date. Unless Grantor and Grantee agree otherwise, the appraised fair market value of the Subject Interests in question shall be the present value as of the Option Effective Date of the future net revenue estimated to be received therefrom, determined in accordance with generally accepted engineering principles in effect at the time, by Williamson Petroleum Consultants, Inc. or some other nationally recognized petroleum engineering firm agreed upon by Grantor and Grantee. The price of natural gas used in the forecast shall be based on an unescalated average gas price for the most recent 12-month period, as quoted in the first monthly publication of Inside FERC's Gas Market Report for the Colorado Interstate Gas Co. ("CIG") Index (or a mutually agreeable substitute index if such index is no longer published), less an unescalated average gathering and transportation cost from wellhead to the CIG mainline for the most recent 12-month period, multiplied by a BTU/SCF factor appropriate to the affected properties; the price of hydrocarbon liquids used in the forecast shall be based on the unescalated actual price received on the Subject Interests during the most recent 12- month period; and the costs used in the forecast shall be the unescalated average of the monthly costs attributable to the Subject Interests in question during the most recent 12-month period preceding the Option Effective Date. The discount rate to be applied shall be the 6-month London Interbank Offered Rate in effect on the date on which the fair market value determination is made plus 6%.

                 6. TERMS OF PURCHASE. Upon the closing of the purchase of all or any portion of the Subject Interests pursuant to an exercise of the Option, Grantee shall be entitled to receive the proceeds, accounts receivable, income, revenues, monies and other items attributable to the Subject Interests in question from and after the Option Effective Date in question and same shall be paid over to Grantee, and Grantee shall be liable to pay the expenses attributable to the Subject Interests in question from and after the Option Effective Date in question. Subject to the terms of the Assignment, Grantor shall be entitled to receive the production from the Subject Interests in question prior to the Option Effective Date in question and shall be liable to pay the expenses attributable to the Subject Interests in question prior to the Option Effective Date in question. Upon the closing of the purchase of all or any portion of the Subject Interests pursuant to an exercise of the Option, Grantee shall assume all obligations and liabilities attributable to the ownership or operation of the Subject Interests in question on and after the Option Effective Date in question, including the contractual and regulatory obligations in connection with the Subject Interests in question, and Grantee shall defend, indemnify and hold harmless Grantor (and its successors, assigns, members, officers, managers (including the employees, representatives, agents, successors and assigns of such members), employees, representatives, agents and consultants) from and against all claims, demands, actions, obligations, liabilities and expenses (including reasonable attorney, consultant and expert witness fees) arising from such obligations and liabilities assumed by Grantee hereunder.

                 7. PAYMENT AND CLOSING. The closing of a purchase pursuant to an exercise of the Option shall occur at the offices of Grantee at 9:00 a.m., on a mutually agreed upon business day no later than 30 days from the date Grantor receives the notice of an exercise of the Option. At the closing, Grantee shall deliver by wire transfer of immediately available U.S. funds, to the account designated by Grantor, the Option Price for the Subject Interests in question, and Grantor shall deliver to Grantee an assignment fully executed and in recordable form of the Subject Interests in question dated effective as of the Option Effective Date in question and in form and substance reasonably satisfactory to Grantee with warranty of title as to all matters arising by, through or under Grantor, but not otherwise.

                 8. GOVERNING LAW. The validity, effect and construction of this Option shall be governed by the law of the State of Colorado, without reference to its conflict of laws provisions.

                 9. SPECIFIC PERFORMANCE. In addition to any other remedy which Grantee may enjoy under this Option, at law or in equity, Grantee shall have the right to seek and enforce the remedy of specific performance by Grantor of its obligations under this Option.

                 10. FURTHER ASSURANCES. Grantor and Grantee agree to execute and deliver to the other all such other and additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to Grantee the rights, titles, interests and estates conveyed to Grantee hereby or intended to be so conveyed.

                 11. COUNTERPARTS. This Option may be executed in multiple originals, all of which are identical except that, for the convenience of recording, counterparts hereof which are being recorded include only those certain portions of Exhibit A which include descriptions of properties located in the recording jurisdiction in which the particular counterpart is being recorded. All of such counterparts together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties have executed this Option effective as of the Effective Date.

                                       GRANTOR:

                                       Wattenberg Gas Investments, LLC

                                       By: its Manager, Fontenelle, Inc.

Attest:                                By:
                                          ------------------------------------
                                       Name:  Gary L. Greenstein
                                       Title: Vice President

- - -------------------------------
Name:  Roger D. Tullberg
Title: Assistant Secretary

                                       GRANTEE:

                                       Orion Acquisition, Inc.


                                       By:
                                          -----------------------------------
                                       Name:  Annette Montoya
                                       Title: Vice President

- - -------------------------------
Name:  James M. Piccone
Title: Secretary

STATE OF COLORADO      )
    CITY AND           ) ss.
COUNTY OF DENVER       )

                 The foregoing instrument was acknowledged before me this 14th day of June, 1996, by Annette Montoya, in her capacity as Vice President of Orion Acquisition, Inc., a Delaware corporation, on behalf of such corporation.

                 Witness my hand and official seal.


                                       -------------------------------------
                                       Notary Public

                                       My commission expires:
                                                              --------------

(SEAL)




COMMONWEALTH OF MASSACHUSETTS        )
                                     ) ss.
COUNTY OF SUFFOLK                    )

                 The foregoing instrument was acknowledged before me this 17th day of June, 1996 by Gary L. Greenstein, Vice President of Fontenelle, Inc., a Delaware Corporation, in its capacity as Manager of Wattenberg Gas Investments, LLC, a Delaware limited liability company on behalf of the company.

                 Witness my hand and official seal.



                                       -------------------------------------
                                       Notary Public

                                       My commission expires:
                                                               -------------

(SEAL)

                                   EXHIBIT E

                                 RESERVE REPORT


                                  SEE ATTACHED

                                   EXHIBIT F

                        PREFERENTIAL RIGHTS AND CONSENTS



            WELL NAME            AGREEMENT               RESPONSE
            ---------            ---------               --------

                                   EXHIBIT G

                                  PREPAYMENTS



                                      NONE

                                   EXHIBIT H

                                 GAS IMBALANCES


  WELL NAME               MONTH         WI          OVER(UNDER) PRODUCED(MCF)
  ---------               -----         --          -------------------------
Schimpf 11-23 C/N         12/95      .4296635              (190)

Schimpf 11-23 J           12/95      .286875               2450

                                   EXHIBIT I

                             OPERATIONS IN PROGRESS


                                      NONE

                                   EXHIBIT J

                          HYDROCARBON SALES CONTRACTS


1. Gas Purchase and Sale Agreement, No. 122585, dated 1-1-89, with Amoco Production Company.

2. Gas Purchase and Sale Agreement, No. 146740 (NIE Prospect), dated 2-19-92, with Amoco Production Company.

3. Gas Purchase and Processing Agreement, No. GPA.001.S (SPI Prospect), dated 11-8-91, with PanEnergy Field Services (formerly ANGI).

4. Gas Purchase and Processing Agreement, No. GPA.005.EV (SUN Prospect), dated 5-12-86, with PanEnergy Field Services (formerly ANGI).

5. Gas Purchase and Processing Agreement, No. GPA.014.KP, dated 1-18-84, with PanEnergy Field Services (formerly ANGI).

6. Gas Purchase and Processing Agreement, No. GPA.015.K, dated 1-18-84, with PanEnergy Field Services (formerly ANGI).

7. Gas Purchase and Processing Agreement, No. GPA.020.S (SPI Prospect), dated 7-28-93, with PanEnergy Field Services (formerly ANGI).

8. Gas Purchase and Processing Agreement, No. GPA.021.L, dated 10-18-84, with PanEnergy Field Services (formerly ANGI).

9. Gas Purchase and Processing Agreement, No. GPA.024.S (MARTIN Prospect), dated 12-1-92, with PanEnergy Field Services (formerly ANGI).

10. Gas Purchase and Processing Agreement, No. GPA.025.L (SUN Prospect), dated 7-18-83, with PanEnergy Field Services (formerly ANGI).

11. Gas Purchase and Processing Agreement, No. GPA.027.BT (SUN Prospect), dated 7-24-85, with PanEnergy Field Services (formerly ANGI).

12. Gas Purchase and Processing Agreement, No. GPA.035.BT, dated 10-23-85, with PanEnergy Field Services (formerly ANGI).

13. Gas Purchase and Processing Agreement, No. GPA.046.K (SUN Prospect), dated 1-30-85, with PanEnergy Field Services (formerly ANGI).

14. Gas Purchase and Processing Agreement, No. GPA.047.E (SUN Prospect), dated 8-20-85, with PanEnergy Field Services (formerly ANGI).

15. Gas Purchase and Processing Agreement, No. GPA.053.E (SUN Prospect), dated 10-31-85, with PanEnergy Field Services (formerly ANGI).

16. Gas Purchase and Processing Agreement, No. GPA.055.E (SUN Prospect), dated 10-30-85, with PanEnergy Field Services (formerly ANGI).

17. Gas Purchase and Processing Agreement, No. GPA.057.K, dated 1-23-85, with PanEnergy Field Services (formerly ANGI).

18. Gas Purchase and Processing Agreement, No. GPA.079.K, dated 10-23-85, with PanEnergy Field Services (formerly ANGI).

19. Gas Purchase and Processing Agreement, No. GPA.094.K (SUN Prospect), dated 8-20-85, with PanEnergy Field Services (formerly ANGI).

20. Gas Purchase and Processing Agreement, No. GPA.106.K (SUN Prospect), dated 10-31-85, with PanEnergy Field Services (formerly ANGI).

21. Gas Purchase and Processing Agreement, No. GPA.111.K dated 1-7-86, with PanEnergy Field Services (formerly ANGI).

22. Gas Purchase and Processing Agreement, No. GPA.186.K (SUN Prospect), dated 3-13-89, with PanEnergy Field Services (formerly ANGI).

23. Gas Purchase and Processing Agreement, No. GPA.187.K (SUN Prospect), dated 3-13-89, with PanEnergy Field Services (formerly ANGI).

24. Gas Purchase and Processing Agreement, No. GPA.232.K (NIE Prospect), dated 10-12-90, with PanEnergy Field Services (formerly ANGI).

25. Gas Purchase and Processing Agreement, No. GPA.233.K (BYR Prospect), dated 10-12-90, with PanEnergy Field Services (formerly ANGI).

26. Gas Purchase and Processing Agreement, No. GPA.289.K (ALA Prospect), dated 11-30-93, with PanEnergy Field Services (formerly ANGI).

27. Gas Purchase and Sale Agreement (ALA Prospect), dated 10-29-93, with PanEnergy Field Services (formerly ANGI).

28. Gas Purchase and Sale Agreement (NIE Prospect), dated 11-10-78, with KN Gas Marketing (formerly PEPL).

29. Gas Purchase and Sale Agreement (NIE Prospect), dated 8-1-87, with Vessels Oil and Gas Company.

30. Gas Processing Agreement (MAR Prospect), dated 3-13-75, with Amoco Production Company.

31.              Gas Processing Agreement (unsigned) with Vessels Oil and Gas
                 Company.

32.              Spot Sales Agreement to 2-28-96 (unsigned) with VESGAS.

33. Crude Oil Purchase Agreement, No. P-930116, dated 1-5-93, with PanEnergy Trading & Transportation (ATTCO).

34. Crude Oil Purchase Agreement (STR Prospect), dated 10-20-94, with Scurloch Permian Corporation.

35.              Master Swap Agreement dated 3-26-96 between Wattenberg
                 Resources Land, L.L.C.

                                   EXHIBIT K

                               LEGAL PROCEEDINGS


1. During 1994, HS Resources, Inc. (the "Company") was named as a defendant, in addition to three other companies, in an action brought by certain landowners in Colorado. The action challenges certain mineral reservations of one of the Company's assignor in its original surface conveyance involving two small tracts of the Company's minerals.

2. In February of 1995, the Company was named as one of many defendants in a suit brought by several royalty owners in Northeast Colorado seeking royalty payments on certain deductions from gas sales.

3. Potential claims of royalty owners in wells in the Spindle Field for underpayment of royalty during the period of ownership of the Company's assignor, based on the differential in price paid for gas produced from the Spindle Field and gas produced from other fields or properties in the area.

4. Participation in Joint Defense Agreement, and potential participation in clean-up or payment of costs, damages or penalties related to claims made by the United States Environmental Protection Agency against Weld County Waste Disposal et al.

5. Potential claims of Northern Natural Gas or Gerrity Oil and Gas Corporation against one of the Company's assignors for ceasing operation of the natural gas pipeline located in Superior, Colorado based on a determination that the line was no longer safe or economic.

6. Audit by Rockport-Essex relative to payment of royalties in Spindle Field.

                 While the Company cannot predict the ultimate outcome of these matters, based on facts presently known to it, the Company does not believe adverse resolution of any of these matters will have a material impact on its financial condition or the results of operations.

                                   EXHIBIT L

                                TAX PARTNERSHIPS


                                      NONE

                                   EXHIBIT M

                           NO NGPA CERTIFICATE FILED


=================================================================================================
                              WELL NAME                                             WELL NUMBER
=================================================================================================
   Achziger                                                                            11-33
- - -------------------------------------------------------------------------------------------------
   Anderson                                                                            22-32
- - -------------------------------------------------------------------------------------------------
   Barclay [IS THIS A TAX PTRSHIP WELL?]                                              42-27-1
- - -------------------------------------------------------------------------------------------------
   Bass                                                                               41-12-1
- - -------------------------------------------------------------------------------------------------
   Beebe DR                                                                           31-09-1
- - -------------------------------------------------------------------------------------------------
   Beebe DR                                                                           31-17-2
- - -------------------------------------------------------------------------------------------------
   Beebe DR                                                                           42-05-3
- - -------------------------------------------------------------------------------------------------
   Beebe DR                                                                           42-09-4
- - -------------------------------------------------------------------------------------------------
   Bryant                                                                              34-30
- - -------------------------------------------------------------------------------------------------
   Bucklin                                                                             11-31
- - -------------------------------------------------------------------------------------------------
   Bunting                                                                             5-35
- - -------------------------------------------------------------------------------------------------
   Camp                                                                               41-25-1
- - -------------------------------------------------------------------------------------------------
   Christensen                                                                         02-19
- - -------------------------------------------------------------------------------------------------
   Clement                                                                             14-11
- - -------------------------------------------------------------------------------------------------
   Dry Creek                                                                          13-23-1
- - -------------------------------------------------------------------------------------------------
   Eckhardt                                                                              2
- - -------------------------------------------------------------------------------------------------
   Ehler                                                                              34-11-1
- - -------------------------------------------------------------------------------------------------
   Ehrlich                                                                             03-18
- - -------------------------------------------------------------------------------------------------
   Ewing                                                                               41-14
- - -------------------------------------------------------------------------------------------------
   Ewing                                                                               43-10
- - -------------------------------------------------------------------------------------------------
   Ewing R                                                                            24-11-1
- - -------------------------------------------------------------------------------------------------
   Fiolkoski                                                                             2
- - -------------------------------------------------------------------------------------------------
   Flack                                                                               7-19
- - -------------------------------------------------------------------------------------------------
   Francen                                                                             11-30
- - -------------------------------------------------------------------------------------------------
   Frank                                                                              31-21-1
- - -------------------------------------------------------------------------------------------------
   Frank                                                                              42-21-2
- - -------------------------------------------------------------------------------------------------
   Garcia                                                                              31-05
- - -------------------------------------------------------------------------------------------------
   Glendenning                                                                         13-03
- - -------------------------------------------------------------------------------------------------

              WELLS NOT LISTED IN THE FERC NGPA CERTIFICATION FILE


=================================================================================================
                              WELL NAME                                             WELL NUMBER
=================================================================================================
   Gun Club                                                                           41-03-1
- - -------------------------------------------------------------------------------------------------
   Hatch                                                                              31-11-3
- - -------------------------------------------------------------------------------------------------
   Hatch                                                                              31-19-2
- - -------------------------------------------------------------------------------------------------
   Hatch                                                                              42-11-1
- - -------------------------------------------------------------------------------------------------
   Herbster                                                                            3-35
- - -------------------------------------------------------------------------------------------------
   Hoshiko                                                                             03-33
- - -------------------------------------------------------------------------------------------------
   Hoshiko                                                                             07-02
- - -------------------------------------------------------------------------------------------------
   Ione                                                                               31-35-1
- - -------------------------------------------------------------------------------------------------
   Johnson                                                                             32-30
- - -------------------------------------------------------------------------------------------------
   Kawata                                                                              02-16
- - -------------------------------------------------------------------------------------------------
   Keenan                                                                              31-15
- - -------------------------------------------------------------------------------------------------
   Keenan                                                                             41-15-1
- - -------------------------------------------------------------------------------------------------
   Kern                                                                               41-05-1
- - -------------------------------------------------------------------------------------------------
   Kugel                                                                              32-33-1
- - -------------------------------------------------------------------------------------------------
   Ludwig                                                                             31-05-1
- - -------------------------------------------------------------------------------------------------
   Luhman                                                                             32-13-1
- - -------------------------------------------------------------------------------------------------
   Luhman                                                                             41-13-2
- - -------------------------------------------------------------------------------------------------
   McCarthy                                                                            11-12
- - -------------------------------------------------------------------------------------------------
   Miller                                                                              1-21
- - -------------------------------------------------------------------------------------------------
   Miller                                                                             42-29-2
- - -------------------------------------------------------------------------------------------------
   Moser Farms                                                                        31-27-1
- - -------------------------------------------------------------------------------------------------
   Moser Inc.                                                                         31-33-1
- - -------------------------------------------------------------------------------------------------
   Neale                                                                              32-15-1
- - -------------------------------------------------------------------------------------------------
   Nelson                                                                              13-22
- - -------------------------------------------------------------------------------------------------
   Nelson M H UT                                                                        H1
- - -------------------------------------------------------------------------------------------------
   Nelson M H UT                                                                        I1
- - -------------------------------------------------------------------------------------------------
   Nelson M H UT                                                                        K1
- - -------------------------------------------------------------------------------------------------
   Nelson M H UT                                                                        M1
- - -------------------------------------------------------------------------------------------------
   Phelps                                                                              08-18
- - -------------------------------------------------------------------------------------------------
   Printz                                                                              2-31
- - -------------------------------------------------------------------------------------------------
   Rasmussen                                                                           44-29
- - -------------------------------------------------------------------------------------------------

              WELLS NOT LISTED IN THE FERC NGPA CERTIFICATION FILE


=================================================================================================
                              WELL NAME                                             WELL NUMBER
=================================================================================================
   Sarchet                                                                            41-23-1
- - -------------------------------------------------------------------------------------------------
   Shaw                                                                                12-29
- - -------------------------------------------------------------------------------------------------
   Spomer                                                                              02-32
- - -------------------------------------------------------------------------------------------------
   Stout                                                                               03-03
- - -------------------------------------------------------------------------------------------------
   Stromberger                                                                         44-12
- - -------------------------------------------------------------------------------------------------
   Stromquist Arthur                                                                     2
- - -------------------------------------------------------------------------------------------------
   Uni-UPRC                                                                            15-03
- - -------------------------------------------------------------------------------------------------
   Wardell                                                                            31-07-1
- - -------------------------------------------------------------------------------------------------
   Wardell                                                                             32-29
- - -------------------------------------------------------------------------------------------------
   Wardell                                                                             41-07
- - -------------------------------------------------------------------------------------------------
   Wardell                                                                            42-29-4
- - -------------------------------------------------------------------------------------------------
   Webber                                                                             32-03-2
- - -------------------------------------------------------------------------------------------------
   Webber                                                                             41-03-1
- - -------------------------------------------------------------------------------------------------
   Webber                                                                             42-03-3
- - -------------------------------------------------------------------------------------------------
   Webster                                                                             9-32
- - -------------------------------------------------------------------------------------------------
   Webster                                                                             15-32
- - -------------------------------------------------------------------------------------------------
   Weninger                                                                           31-01-1
- - -------------------------------------------------------------------------------------------------
   Weninger                                                                           42-01-2
- - -------------------------------------------------------------------------------------------------
   Yamaguchi                                                                           33-27
=================================================================================================

                                   EXHIBIT N

                        NON-FOREIGN OWNERSHIP AFFIDAVIT


                 Section 1445 of the Internal Revenue Code provides that a buyer of a United States real property interest must withhold tax if the seller is a foreign person. To inform Wattenberg Gas Investments, LLC (the "Buyer") that withholding of tax is not required upon the disposition of a United States real property interest owned by Orion Acquisition, Inc. (the "Seller"), the undersigned hereby certifies the following on behalf of Seller:

                 1. The Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

                 2. The United States employer/taxpayer identification number of the Seller is 93-1200453; and

                 3.       Seller's address is:

                          Orion Acquisition, Inc.
                          1999 Broadway, Suite 3600
                          Denver, Colorado  80202
                          Attn:  General Counsel

Seller understands that this affidavit may be disclosed to the Internal Revenue Service by the Buyer and any false statement contained herein may be punished by fine, imprisonment, or both.

              Under penalties of perjury I declare that I have examined this affidavit and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.


                                       By:
                                           ----------------------------------
                                       Name:  Annette Montoya
                                       Title: Vice President

          Subscribed and sworn before me this 14th day of June, 1996.


                                       --------------------------------------
                                       Notary Public in and for
                                         the State of Colorado
                                       Name:    Shelley Thompson
My Commission Expires:                 Address: 370 - 17th Street
                                                Suite 4700
                                                Denver, Colorado  80202
- - -----------------------

                        NON-FOREIGN OWNERSHIP AFFIDAVIT


                          SEE ATTACHED FORM - DR 1083
                                   REGARDING
                     COLORADO REAL PROPERTY WITHHOLDING TAX

                                   EXHIBIT O

                          RATIFICATION OF OBLIGATIONS


                 THIS RATIFICATION OF OBLIGATIONS (this "Ratification") dated June 14, 1996, but effective June 1, 1996 is entered into by FMR Corp., a Massachusetts corporation ("FMR"), State Street Boston Corporation, a Massachusetts corporation ("State Street"), Fontenelle, Inc., a Delaware corporation and affiliate of FMR ("Fontenelle"), Bald Prairie, Inc., a Delaware corporation and affiliate of FMR ("Bald Prairie"), and SSB Investments, Inc., a Massachusetts corporation and affiliate of State Street ("SSBI"). FMR, State Street, Fontenelle, Bald Prairie and SSBI are collectively referred to herein as the "Parties," and singularly as a "Party."


                                    Recitals

                 A. Fontenelle, Bald Prairie and SSBI are members (the "Members") of Wattenberg Gas Investments, LLC, a Delaware limited liability company ("WGI"), in accordance with the terms of the Operating Agreement of WGI dated as of November 8, 1995, and amended and restated April 25, 1996, May 21, 1996 and June 14, 1996 (the "LLC Agreement").

                 B. Pursuant to Article 3 of the LLC Agreement, the Members are obligated to make certain capital contributions with respect to WGI.

                 C. WGI entered into (i) that certain Purchase and Sale Agreement dated December 1, 1995 with HS Resources, Inc. ("HS") (the "Original Purchase Agreement"), as amended by that First Amendment to Purchase and Sale Agreement, Assignment, Option, Management Agreement, Gas Purchase Agreement and Limited Power of Attorney dated April 25, 1996 (the "First Amendment"), and
(ii) that certain Purchase and Sale Agreement dated May 21, 1996 with Wattenberg Resources Land, L.L.C. (the "WRL Agreement"), whereby WGI acquired certain oil and gas interests located in Colorado. WGI has negotiated a Purchase and Sale Agreement dated June 14, 1996 (including all exhibits, schedules, related documents and conveyances, the "Agreement") with Orion Acquisition, Inc., a Delaware corporation ("Orion") to acquire certain additional oil and gas interests located in Colorado, as further described on the attached Exhibit A and Exhibit B (the "Assets").

                 D. Pursuant to the Original Purchase Agreement, Fontenelle and Bald Prairie executed a Contribution Agreement with WGI dated December 14, 1995 (the "FMR Contribution Agreement"), wherein they agreed to contribute funds to WGI in accordance with the LLC Agreement. FMR entered into a Guaranty Agreement with WGI dated December 14, 1995 (the "FMR Guaranty") to guarantee the payment and performance of the obligations of Fontenelle and Bald Prairie under the FMR Contribution Agreement.

                 E. Pursuant to the Original Purchase Agreement, SSBI executed a Contribution Agreement with WGI dated December 14, 1995 (the "SS Contribution Agreement"), wherein it agreed to contribute funds to WGI in accordance with the LLC Agreement. By an Assignment of Contribution Obligations dated December 14, 1995, SSBI acknowledged an assignment of the SS Contribution Agreement from WGI to HS. State Street entered into a Guaranty Agreement with WGI dated December 14, 1995 (the "SS Guaranty") to guarantee the payment and performance of SSBI's obligations under the SS Contribution Agreement. By an Assignment of Guaranty Rights dated December 14, 1995, State Street acknowledged an assignment of the SS Guaranty from WGI to HS.

                 F. The Parties entered into a Ratification of Obligations dated April 25, 1996 regarding matters covered by the First Amendment and providing for certain amendments to the FMR Contribution Agreement. The Parties also entered into a Ratification of Obligations dated May 21, 1996 regarding matters covered by the WRL Agreement.

                 G. To induce WGI to enter into the Agreement, the Parties desire to ratify and amend their respective obligations under the FMR Contribution Agreement, as amended, the FMR Guaranty, the SS Contribution Agreement and the SS Guaranty which were given with respect to the Original Purchase Agreement, the First Amendment and the WRL Agreement and to provide that the Assets will be covered by the terms of such documents. The Parties desire to provide for an Assignment of Contribution Obligations and an Assignment of Guaranty Rights, and their respective acknowledgments, if any, thereunder, to assign such obligations and rights with respect to the Assets to Orion and to allow for the assignment of such obligations and rights to HS.

                 NOW THEREFORE, in consideration of the mutual benefits the Parties will each receive as a result of WGI entering into the Agreement, the Parties each respectively agree as follows:

                 1. Ratification. The Parties hereby ratify and amend their respective individual and joint, if any, obligations under (i) the FMR Contribution Agreement, as amended, (ii) the FMR Guaranty, (iii) the SS Contribution Agreement, and (iv) the SS Guaranty, as such documents apply to the Agreement, in the same manner and to the same extent as such documents apply to (1) the Original Purchase Agreement, as amended by the First Amendment, and (2) the WRL Agreement.

                 2. Assignment of Rights. To the extent and in the capacity so provided, the Parties agree to execute and acknowledge, as appropriate, the Assignment of Contribution Obligations and the Assignment of Guaranty Rights attached hereto (the "Assignments").

                 3. No Conditions. Each Party represents as to itself that (i) there are no conditions precedent to the effectiveness of this Ratification and the Assignments that have not been satisfied or waived, (ii) this Ratification and the Assignments have been duly authorized by all necessary corporate action, (iii) this Ratification, and the Assignments if applicable, is/are binding upon and enforceable against the Party, and (iv) that the undersigned officer of the Party has determined that this Ratification, and the Assignments if applicable, may reasonably be expected to benefit, directly or indirectly, the Party.

                 4.       Counterparts.    This Ratification may be executed in
one or more counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each Party.

                 5. Governing Law. This Ratification shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts, without reference to the conflict of laws provisions thereof.

                 IN WITNESS WHEREOF, the Parties have caused this Ratification to be duly executed and delivered by their respective duly authorized representatives as of the date first written above.


FMR CORP.                              STATE STREET BOSTON CORPORATION



By:                                    By:
    -----------------------------           -----------------------------
Name:  Gary L. Greenstein              Name:  William M. Reghitto
Title: Vice President                  Title: Vice President


FONTENELLE, INC.                       SSB INVESTMENTS, INC.



By:                                    By:
    -----------------------------           -----------------------------
Name:  Gary L. Greenstein              Name:  Susan A. Feig
Title: Vice President                  Title: Vice President



BALD PRAIRIE, INC.



By:
    -----------------------------
Name:  Gary L. Greenstein
Title: Vice President

                     ASSIGNMENT OF CONTRIBUTION OBLIGATIONS

                 This Assignment of Contribution Obligations (this "Assignment") dated June 14, 1996, and effective as of June 1, 1996, is by and between Wattenberg Gas Investments, LLC, a Delaware limited liability company ("WGI") and Orion Acquisition, Inc., a Delaware corporation ("Orion").

                 1. As used herein, the term "Contribution Agreement" shall mean the Contribution Agreement by and between SSB Investments, Inc., a Massachusetts corporation ("SSBI") and WGI dated December 14, 1995, setting forth the obligation of SSBI to contribute funds to WGI subject to the limits as provided therein.

                 2. WGI has incurred or will incur certain obligations to Orion under the Purchase and Sale Agreement dated June 14, 1996 between Orion and WGI (the "Purchase Agreement").

                 3. WGI hereby assigns to Orion all of WGI's right, title and interest under the Contribution Agreement with respect to the Assets contemplated under the Purchase Agreement. SSBI hereby acknowledges the foregoing assignment.

                 4. This Assignment shall be binding upon and inure to the benefit of Orion and WGI and their respective successors and assigns. Orion may assign all of its right, title and interest under this Assignment to HS Resources, Inc., a Delaware corporation, provided that such an assignment shall not be effective until WGI and SSBI are given written notice thereof.

                 5. This Assignment shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts, without reference to the conflict of laws provisions thereof.

                 IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first written above.

                                       WATTENBERG GAS INVESTMENTS, LLC
                                       By its Manager, Fontenelle, Inc.

                                       By:
                                          -----------------------------------
                                          Gary L. Greenstein
                                          Vice President

                                       ORION ACQUISITION, INC.

                                       By:
                                          -----------------------------------
                                          Annette Montoya
Acknowledged:                             Vice President
SSB INVESTMENTS, INC.

By:
   -------------------------------
   Susan A. Feig, Vice President

                         ASSIGNMENT OF GUARANTY RIGHTS

                 This Assignment of Guaranty Rights (this "Assignment") dated June 14, 1996, and effective as of June 1, 1996, is by and between Wattenberg Gas Investments, LLC, a Delaware limited liability company ("WGI") and Orion Acquisition, Inc., a Delaware corporation ("Orion").

                 1. As used herein, the term "Guaranty Agreement" shall mean the Guaranty Agreement by and between State Street Boston Corporation, a Massachusetts corporation ("SSBC") and WGI dated December 14, 1995, setting forth the guarantee by SSBC of the performance of the obligations of SSB Investments, Inc., a Massachusetts corporation, under the Contribution Agreement dated as of December 14, 1995 between SSB Investments, Inc. and WGI.

                 2. WGI hereby assigns to Orion all of WGI's right, title and interest to the Guaranty Agreement with respect to the Assets covered by the Purchase and Sale Agreement dated June 14, 1996 between WGI and Orion.

                 3.       SSBC hereby acknowledges the foregoing assignment.

                 4. This Assignment shall be binding upon and inure to the benefit of Orion and WGI and their respective successors and assigns. Orion may assign all of its right, title and interest under this Assignment to HS Resources, Inc., a Delaware corporation, provided that such an assignment shall not be effective until WGI and SSBC are given written notice thereof.

                 5. This Assignment shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts, without reference to the conflict of laws provisions thereof.

                 IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first written above.


                                       WATTENBERG GAS INVESTMENTS, LLC
                                       By its Manager, Fontenelle, Inc.

                                       By:
                                          -----------------------------------
                                          Gary L. Greenstein
                                          Vice President

                                       ORION ACQUISITION, INC.

                                       By:
                                          -----------------------------------
                                          Annette Montoya
Acknowledged:                             Vice President
STATE STREET BOSTON CORPORATION

By:
    -------------------------------
    William M. Reghitto
    Vice President

                                   EXHIBIT P

                         SELLER'S OFFICER'S CERTIFICATE


         Before me, the undersigned authority, on this day personally appeared Annette Montoya, in her capacity as Vice President of Orion Acquisition, Inc., who, after being duly sworn, did state as follows:

         1. This certificate is being given pursuant to Section 11.9 of that certain Purchase and Sale Agreement ("Agreement") dated June 14, 1996 between Orion Acquisition, Inc. ("Seller") and Wattenberg Gas Investments, LLC ("Buyer"). Unless defined otherwise, the capitalized terms used herein shall have the meaning set forth in the Agreement.

         2. All of the representations and warranties of Seller contained in the Agreement are true and correct in all material respects on and as of the Closing Date.

         3. No suit, action or other proceeding by a third party or governmental authority is pending or threatened which seeks damages from Seller in connection with, or seeks to restrain, enjoin or otherwise prohibit the consummation of, the transactions contemplated by the Agreement.

         4. Seller has performed in all material respects all of its obligations contained in the Agreement required to be performed by it prior to the Closing Date.



                                       By:
                                          -----------------------------------
                                          Name:  Annette Montoya
                                          Title: Vice President


                 Subscribed and sworn before me June 14, 1996.


                                       --------------------------------------
                                       Notary Public in and for
                                          the State of Colorado
                                       Name:    Shelley Thompson
My Commission Expires:                 Address: 370 - 17th Street
                                                Suite 4700
                                                Denver, Colorado  80202
- - -----------------------

                                   EXHIBIT Q

                      Form of Opinion on Behalf of Seller

June 14, 1996


Wattenberg Gas Investments, LLC
c/o FMR Corp.
82 Devonshire Street, R22C
Boston, MA  02109
Attn: Roger D. Tullberg

Ladies and Gentlemen:

                 I am General Counsel to HS Resources, Inc. ("HS") and its wholly-owned subsidiary Orion Acquisition, Inc. ("Orion") (collectively, the "Companies" and singularly, a "Company"). In my capacity as General Counsel for the Companies, I am familiar with the provisions of the Purchase and Sale Agreement dated June 14, 1996 between Orion Acquisition, Inc. and Wattenberg Gas Investments, LLC, to which HS and Orion are signatories (the "Agreement").

                 I have examined the Agreement, the Assignment, the Option and the Management Agreement (as such terms are defined in the Agreement) and the other documents and instruments affecting the Companies with respect to the transactions contemplated by the Agreement (collectively the "Documents"), and have made such other factual and legal investigations as I have deemed necessary.

                 In examining and reviewing the Documents, I have assumed (i) the genuineness of all signatures and (ii) the due authorization, execution, and delivery by parties to the Documents other than the Companies.

                 Based on the foregoing, and subject to the assumptions, qualifications, and limitations set forth herein, I am of the opinion that:

                 1. Each Company is a corporation duly organized and validly existing under the laws of the State of Delaware, and is duly qualified to carry on its business, and is in good standing, in the States of Delaware and Colorado and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse impact on the Assets or the transactions contemplated by the Agreement.

                 2. Each Company has all requisite corporate power and authority to carry on its business as presently conducted, to execute the Agreement and each of the documents contemplated to be executed by the Company at Closing, and to perform its obligations under the Agreement and under such documents. The obligations of each Company contemplated by the Agreement and each of the documents contemplated to be executed by the Company at Closing will not violate, nor be in conflict with, (i) any provision of the Company's certificate of incorporation, bylaws or governing documents, (ii) any material agreement or instrument to which the Company is a party or is bound, or (iii) any judgment, decree, order, statute, rule or regulation applicable to the Company; provided that, the Companies have or have covenanted to use reasonable efforts to secure (a) consents of or filings with the United States Department of Interior or the applicable state agencies or authorities in connection with the assignment of any federal or state leases or any interest therein ("Governmental Consents"), (b) waivers of preferential rights to purchase all or any portion of the Assets and consents to or notices of assignment necessary to convey all or any portion of the Assets which are not Governmental Consents, and (c) waivers of maintenance of uniform interest provisions in applicable operating agreements.

                 3. The execution, delivery and performance of the Agreement and each of the documents contemplated to be executed by the Companies at Closing and the transactions contemplated thereby have been duly and validly authorized by all requisite corporate action on the part of each Company.

                 4. The Agreement has been duly executed and delivered on behalf of each Company, and all documents and instruments required thereunder to be executed and delivered by the Companies have been duly executed and delivered. Based on and assuming the application of Colorado law, the Agreement and the other Documents to which the Companies are signatories do and shall, constitute legal, valid and binding obligations of the Companies enforceable in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors, (ii) general principles of equity, and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

                 The opinions expressed in this letter are subject to the following qualifications and limitations:

                 A. This opinion letter states my opinion on the points covered if the substantive law of Colorado were applied, even though certain of the Documents may be governed by the law of other jurisdictions. No opinion is given as to the effect of the application of such other laws.

                 B. This opinion letter is rendered solely for the use and benefit of FMR Corp., State Street Boston Corporation, their respective affiliates, and Wattenberg Gas Investments, LLC and their respective counsel in connection with the transactions contemplated by the Documents and may not be relied upon by any other person or for any other purpose without my prior written consent.

                 C. This opinion letter is rendered as of the date hereof. I do not undertake to advise you of matters that may come to my or the Companies' attention subsequent to the date hereof and that may affect the opinions expressed herein, including, without limitation, future changes in applicable laws.

                 D. This opinion letter is limited to the matters stated herein. No opinion is implied, nor may any opinion be inferred, beyond the matters expressly stated herein.

                                       Very truly yours,

                                       HS RESOURCES, INC.



                                       James M. Piccone
                                       General Counsel

                                   EXHIBIT R

                         BUYER'S MANAGER'S CERTIFICATE


         Before me, the undersigned authority, on this day personally appeared Gary L. Greenstein, a Vice President of Fontenelle, Inc., in its capacity as Manager of Wattenberg Gas Investments, LLC, who, after being duly sworn, did state as follows:

         1. This certificate is being given pursuant to Section 11.11 of that certain Purchase and Sale Agreement dated June 14, 1996 ("Agreement") between Orion Acquisition, Inc. ("Seller") and Wattenberg Gas Investments, LLC ("Buyer"). Unless defined otherwise, the capitalized terms used herein shall have the meaning set forth in the Agreement.

         2. All of the representations and warranties of Buyer contained in the Agreement are true and correct in all material respects on and as of the Closing Date.

         3. No suit, action or other proceeding by a third party or governmental authority is pending or threatened which seeks damages from Buyer in connection with, or seeks to restrain, enjoin or otherwise prohibit the consummation of, the transactions contemplated by the Agreement.

         4. Buyer has performed in all material respects all of its obligations contained in the Agreement required to be performed by it on or as of the Closing Date.


                                       By:
                                          -----------------------------------
                                          Name:  Gary L. Greenstein
                                          Title: Vice President


                 Subscribed and sworn before me June 17, 1996.


                                       --------------------------------------
                                       Notary Public in and for
                                       the Commonwealth of Massachusetts
                                       Name:
My Commission Expires:                 Address:

- - ------------------------

                                   EXHIBIT S

                      Form of Opinions on Behalf of Buyer

June 14, 1996

Orion Acquisition, Inc.
1999 Broadway, Suite 3600
Denver, Colorado  80202
Attn: General Counsel

The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
New York City, New York  10005
Attn: Richard F. Betz

                 Re:      Wattenberg Gas Investments, LLC

Ladies and Gentlemen:

                 We have acted as special Delaware counsel to Wattenberg Gas Investments, LLC, a Delaware limited liability company (the "Company"), in connection with certain matters of Delaware law relating to the transactions contemplated by the Purchase and Sale Agreement dated June 14, 1996 between Orion Acquisition, Inc. ("Seller") and the Company (the "Purchase Agreement"). Capitalized terms used herein and not otherwise herein defined are used as defined in the Purchase Agreement.

                 In rendering this opinion, we have examined and relied upon copies of the following documents in the forms provided to us: (i) the Operating Agreement of the Company dated effective as of November 8, 1995, as amended and restated April 25, 1996, May 21, 1996 and June 14, 1996 (as from time to time in effect, the "LLC Agreement"); (ii) the Certificate of Formation of the Company as filed in the Office of the Secretary of State of the State of Delaware (the "State Office") on November 8, 1995 (the "Certificate of Formation"); (iii) the Certificate of Incorporation, bylaws and certain corporate minutes of Fontenelle, Inc., a Delaware corporation and the manager of the Company (the "Manager"); (iv) the Purchase Agreement; (v) the Assignment, in the form attached as Exhibit C to the Purchase Agreement; (vi) the Option, in the form attached as Exhibit D to the Purchase Agreement; (vii) the Ratification of Obligations, in the form attached as Exhibit O to the Purchase Agreement (the "Ratification"); (viii) the Management Agreement, in the form attached as Exhibit T to the Purchase Agreement; (ix) the Form of Escrow Agreement, in the form attached as Exhibit U to the Purchase Agreement;
(x) the Form of Limited Power of Attorney, in the form attached as Exhibit V to the Purchase Agreement; (xi) the Certificate of Officer of Fontenelle, Inc. in the form attached as Exhibit R to the Purchase Agreement (the "Buyer Certificate; (xii) a Certificate of Officer of the Manager in the form attached hereto as Annex I (collectively with the Buyer

Certificate, the "Officers Certificates"); and (xiii) certificates of good standing of the Company and Manager issued as of a recent date by the Office of the Secretary of State for the State of Delaware. The Purchase Agreement, Assignment, Option, Ratification and Management Agreement are herein collectively referred to as the "Transaction Documents." In our examination of the documents referred to above, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed and the legal competence and capacity of natural persons to complete the execution of documents. We have further assumed for the purposes of this opinion: (i) the due formation or organization, valid existence and good standing of each party (other than the Company or the Manager) to the documents examined by us under the law of the jurisdiction of its formation or organization; (ii) except to the extent addressed by our opinion in paragraphs 2, 3 and 4 below, the due authorization, execution and delivery of each of the documents reviewed by us by each party thereto other than the Company; (iii) that the Transaction Documents are governed by the law of the State of Colorado or the law of the state otherwise designated in a Transaction Document and, under the law of Colorado or such other state, constitute legal, valid and binding obligations of the parties thereto, enforceable against such parties in accordance with their respective terms; (iv) that no event or circumstance has occurred on or prior to the date hereof that would cause a dissolution of the Company under the terms of the LLC Agreement or the Delaware Limited Liability Company Act, 6 Del. C. Sections 18-101 et seq. (the "Delaware Act"); (v) the payment of consideration for limited liability company interests in the Company as provided in the LLC Agreement; and (vi) that the documents examined by us have not been supplemented, amended or otherwise modified. We have not reviewed any documents other than those identified above in connection with this opinion, and we have assumed that there are no documents not reviewed by us that are contrary to or inconsistent with the opinions expressed herein. No opinion is expressed with respect to the requirements of, or compliance with, federal or state securities or blue sky laws. Further, we express no view as to any documents that are referenced in or constitute exhibits to any of the documents reviewed by us except to the extent that such documents are identified herein as Transaction Documents. As to any facts material to our opinion, other than those assumed, we have relied on the above-referenced documents and on the accuracy, as of the date hereof, of the matters therein contained. We have not undertaken any independent investigation to determine the existence or absence of any facts, or the accuracy of factual matters contained in the documents reviewed by us, and we have not conducted any searches of court dockets or other public records.

                 Based on and subject to the foregoing, and limited in all respects to matters of Delaware law, it is our opinion that:

                 1. The Company is a limited liability company duly formed, validly existing and in good standing under the law of the State of Delaware. The Manager is a corporation duly organized, validly existing and in good standing under the law of the State of Delaware.

                 2. The Company has requisite limited liability company power and authority under the LLC Agreement and the Delaware Act to execute, deliver and perform all of its obligations under the Transaction Documents to which it is a party. The Manager has requisite corporate power and authority under Delaware law to act as, and perform the obligation of, manager of the Company and to cause the Company to execute and deliver, and perform its obligations under, the Transaction Documents to which it is a party.

                 3. The execution, delivery and performance of the Transaction Documents to which it is a party have been authorized by all requisite limited liability company action on the part of the Company and by all requisite corporate action on the part of the Manager, acting in its capacity as manager of the Company.

                 4. When the Transaction Documents to which it is a party have been executed and delivered by the Manager, the Manager acting in its capacity as manager of and for and on behalf of the Company, the Transaction Documents will have been duly executed and delivered on behalf of the Company.

                 5. The Company's execution and delivery of, and performance under, the Transaction Documents to which it is a party do not violate the LLC Agreement, the Certificate of Formation or the Delaware Act. The Manager's execution and delivery of the Transaction Documents to which it is a party for and on behalf of the Company, and the Manager causing the Company to perform its obligations thereunder, do not violate the Certificate of Incorporation or bylaws of Manager or, to our knowledge based solely on the Officer Certificates, any material agreement, instrument, order, writ, judgment or decree to which the Manager is a party or by which Manager is bound.

                 We understand that the firm of Davis, Graham & Stubbs LLP may wish to rely as to matters of Delaware law on the opinions set forth above in connection with the rendering of its opinion to you dated on or about the date hereof concerning the Transaction Documents, and we hereby consent to such reliance. We also consent to reliance hereon by each of the bank lenders to HS Resources, Inc. and its wholly-owned subsidiary Orion Acquisition, Inc., for whom The Chase Manhattan Bank, N.A. ("Chase") currently acts as Agent, including Chase, in its individual capacity. Except as provided in the foregoing provisions of this paragraph, the opinions herein expressed are intended solely for the benefit of the addressees hereof in connection with the transactions contemplated by the Transaction Documents and may not be relied upon by any other person or entity, or for any other purpose, without our prior written consent.

                                       Very truly yours,

                                       MORRIS, NICHOLS, ARSHT & TUNNELL



                                       Walter C. Tuthill

                             CERTIFICATE OF OFFICER
                                       OF
                                FONTENELLE, INC.


                 Gary L. Greenstein, Vice President of Fontenelle, Inc., a Delaware corporation ("Fontenelle"), Fontenelle being a member and the manager of Wattenberg Gas Investments, LLC, a Delaware limited liability company (the "Company"), does hereby certify on behalf of Fontenelle and the Company as follows:

                 1. I am familiar with the Purchase and Sale Agreement dated June 14, 1996 ("Purchase Agreement"), between Orion Acquisition, Inc. ("Orion") and the Company, the documents attached as Exhibits or Schedules thereto (collectively with the Purchase Agreement, the "Orion Documents") and the transactions contemplated thereby.

                 2. I am familiar with all business activities engaged in by Fontenelle, which activities consist solely of (i) acting as a member and the manager of the Company and causing the Company to enter into the Orion Documents and to perform its obligations thereunder, (ii) acting as a member and manager of TGas Investments, LLC, a Delaware limited liability company ("TGas") and, in such capacity, causing TGas to enter into a Purchase and Sale Agreement dated as of August 1, 1995 between TGas and Dalen Resources Oil & Gas Co. and the documents identified as Exhibits or Schedules thereto, and causing TGas to perform its obligations under such documents, (iii) acting as a member and manager of Natural Gas Investments, L.L.C., a Delaware limited liability company ("NGI") and, in such capacity, causing NGI to enter into Purchase and Sale Agreements dated as of September 1, 1995 and November 1, 1995 between NGI and Cabot Oil & Gas Corporation and Cabot Oil & Gas Production Corporation, respectively, and the documents identified as Exhibits or Schedules thereto, and causing NGI to perform its obligations under such documents, (iv) acting as a member and manager of the Company and, in such capacity, causing the Company to enter into the Purchase and Sale Agreement dated as of December 1, 1995, and a First Amendment to Purchase and Sale Agreement, Assignment, Option, Management Agreement, Gas Purchase Agreement and Limited Power of Attorney dated April 25, 1996, between the Company and HS Resources, Inc. and the documents identified as Exhibits or Schedules thereto, and causing the Company to perform its obligations under such documents, (v) acting as a member and manager of DJ Gas Investments, LLC, a Delaware limited liability company ("DJGI") and, in such capacity, causing DJGI to enter into (1) the Purchase and Sale Agreement dated as of March 12, 1996 between DJGI and SOCO Wattenberg Corporation, and (2) the Purchase and Sale Agreement dated as of March 12, 1996 between DJGI and Snyder Oil Corporation, and the documents identified as Exhibits or Schedules thereto, and causing DJGI to perform its obligations under such documents, and (vi) acting as a member of the Company, and in such capacity, causing the Company to enter into a Purchase and Sale Agreement dated May 21, 1996, between the Company and Wattenberg Resources Land, L.L.C. and the documents identified as Exhibits or Schedules thereto, and causing the Company to perform its obligations under such documents.

                 3. The execution, delivery and performance by Fontenelle of the Orion Documents to which it is a party will not violate any agreement, instrument, order, writ, judgment or decree to which Fontenelle is a party or by which it is bound.

                 4. Fontenelle's execution and delivery of the Orion Documents for and on behalf of the Company, and Fontenelle serving as manager of the Company and causing the Company to perform its obligations under the Orion Documents to which it is a party, will not violate any agreement, instrument, order, writ, judgment or decree to which Fontenelle is a party or by which it is bound.

                 5. Fontenelle continues as the manager of the Company and has not been removed as such pursuant to Section 8.1 of the Operating Agreement of the Company dated as of November 8, 1995, as amended and restated effective April 25, 1996, May 21, 1996 and June 12, 1996.

                 IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Officer, effective June 1, 1996.



                                       --------------------------------------
                                       Gary L. Greenstein

June 14, 1996

Orion Acquisition, Inc.
1999 Broadway, Suite 3600
Denver, Colorado  80202
Attn: General Counsel

The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
New York City, New York  10005
Attn: Richard F. Betz

                 Re:  Wattenberg Gas Investments, LLC

Ladies and Gentlemen:

                 I am Associate General Counsel to FMR Corp. ("FMR"). In my capacity as Associate General Counsel, I am familiar with the transactions contemplated by the Purchase and Sale Agreement dated June 14, 1996 (the "Agreement") between Orion Acquisition, Inc. and Wattenberg Gas Investments, LLC ("WGI"). Any capitalized terms used herein which are not defined herein shall have the meanings given to them in the Agreement.

                 I have examined the Agreement, the Ratification of Obligations (the "Ratification") and the other documents and instruments associated with the closing (the "Closing") of the transactions contemplated by the Agreement, and have made such other factual and legal investigations as I deemed necessary.

                 Based on the foregoing, and subject to the assumptions, qualifications, and limitations set forth herein, I am of the opinion that:

                 1. FMR is a corporation duly organized and validly existing under the law of the Commonwealth of Massachusetts, is duly qualified to carry on its business, and is in good standing in the Commonwealth of Massachusetts and in each jurisdiction in which the failure to so qualify would have a material adverse impact on FMR's ability to fulfill its obligations under the Ratification.

                 2. FMR has all requisite corporate power and authority to carry on its business as presently conducted, to enter into the Ratification and to perform its obligations under the Ratification. The consummation of the transactions contemplated by the Ratification and any other collateral documents to be executed by FMR at Closing will not violate, nor be in conflict with, (i) any provision of its articles of incorporation, bylaws or governing documents, (ii) any material agreement or instrument to which FMR is a party or is bound, or (iii) any judgment, decree, order, statute, rule or regulation applicable to FMR.

                 3. The execution, delivery and performance of the Ratification and any collateral documents to be executed by FMR at Closing and the transactions contemplated thereby have been duly and validly authorized by all requisite corporate action on the part of FMR.

                 4. All documents and instruments required to be executed and delivered by FMR under the Agreement have been duly executed and delivered on behalf of FMR. Such documents and instruments do and shall, constitute legal, valid and binding obligations of FMR, enforceable in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

                 The Opinions expressed in this letter are subject to the following qualifications and limitations:

                 A. This opinion letter is rendered solely for the use and benefit of HS Resources, Inc., Orion Acquisition, Inc. and their lender banks, including The Chase Manhattan Bank, N.A., and their respective counsel in connection with the transactions contemplated by the Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent.

                 B. This opinion letter is rendered as of the date hereof. I do not undertake to advise you of matters that may come to my attention or to the attention of FMR subsequent to the date hereof and that may affect the opinions expressed herein, including, without limitation, future changes in applicable law.

                 C. This opinion letter is limited to the matters stated herein. No opinion is implied, nor may any opinion be inferred, beyond the matters expressly stated herein.

                 D. I have made such examination of law as in my judgment is necessary or appropriate for purposes of this opinion. I am a member of the bar of the Commonwealth of Massachusetts. I do not express any opinion herein with respect to the law of any jurisdiction other than the law of the Commonwealth of Massachusetts and the law of the United States of America.

                                       Very truly yours,
                                       FMR CORP.
                                       Jay Freedman
                                       Associate General Counsel

June 14, 1996


Orion Acquisition, Inc.
1999 Broadway, Suite 3600
Denver, Colorado  80202
Attn: General Counsel

The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
New York City, New York  10005
Attn: Richard F. Betz

Ladies and Gentlemen:

                 I am Counsel to SSB Investments, Inc. (the "Company") and to State Street Boston Corporation (the "Guarantor"). The Company is a member of Wattenberg Gas Investments, LLC, a Delaware limited liability company ("WGI"). In my capacity as Counsel for the Company and Guarantor, I have examined the Operating Agreement for WGI dated effective as of November 8, 1995, as amended and restated April 25, 1996, May 21, 1996 and June 14, 1996 (the "LLC Agreement"), the Ratification of Obligations dated June 14, 1996, the Assignment of Contribution Obligations dated June 14, 1996, and the Assignment of Guaranty Rights (collectively, the "Documents"), and have made such other factual and legal investigations as I have deemed necessary.

                 Based on the foregoing, and subject to the assumptions, qualifications, and limitations set forth herein, I am of the opinion that:

                 1. The Company is a corporation duly organized and validly existing under the law of the Commonwealth of Massachusetts, and is duly qualified and in good standing in each jurisdiction in which the failure to so qualify would have a material adverse impact on the transaction contemplated by the Purchase and Sale Agreement dated June 14, 1996 between Orion Acquisition, Inc. ("Orion") and WGI (the "Purchase Agreement") or on the Assets as defined therein.

                 2. The Company has all requisite corporate power and authority to carry on its business as presently conducted, to enter into the LLC Agreement, the Ratification of Obligations and the Assignment of Contribution Obligations and to perform its obligations contemplated under such documents. The consummation of the transactions contemplated by the LLC Agreement, the Ratification of Obligations and the Assignment of Contribution Obligations will not violate, nor be in conflict with, (i) any provision of the Company's Certificate of Incorporation, bylaws or governing documents, (ii) any material agreement or instrument to which the Company is a party or is bound, or (iii) any judgment, decree, order, statute, rule or regulation applicable to the Company.

                 3. The execution, delivery and performance of the LLC Agreement, the Ratification of Obligations and the Assignment of Contribution Obligations have been duly and validly authorized by all requisite corporate action on the part of the Company.

                 4. The LLC Agreement, the Ratification of Obligations and the Assignment of Contribution Obligations have been duly executed and delivered on behalf of the Company.

                 5. The Guarantor is a corporation duly organized and validly existing under the law of the Commonwealth of Massachusetts, and is duly qualified and in good standing in each jurisdiction in which the failure to so qualify would have a material adverse impact on the transaction contemplated by the Purchase Agreement or on the Assets as defined therein.

                 6. The Guarantor has all requisite corporate power and authority to carry on its business as presently conducted, to enter into the Ratification of Obligations and the Assignment of Guaranty Rights and to perform its obligations under such documents. The consummation of the transactions contemplated by the Ratification of Obligations and the Assignment of Guaranty Rights will not violate, nor be in conflict with, (i) any provision of the Guarantor's Certificate of Incorporation, bylaws or governing documents,
(ii) any material agreement or instrument to which the Guarantor is a party or is bound, or (iii) any judgment, decree, order, statute, rule or regulation applicable to the Guarantor.

                 7. The execution, delivery and performance of the Ratification of Obligations and the Assignment of Guaranty Rights and the transactions contemplated thereby have been duly and validly authorized by all requisite corporate action on the part of the Guarantor.

                 8. The Ratification of Obligations and the Assignment of Guaranty Rights have been duly executed and delivered on behalf of the Guarantor and does and shall, constitute the legal, valid and binding obligation of the Guarantor enforceable in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

                 The opinions expressed in this letter are subject to the following qualifications and limitations:

                 A. This opinion letter is rendered solely for the use and benefit of HS Resources, Inc., Orion and their lender banks, including The Chase Manhattan Bank, N.A., and their respective counsel in connection with the transactions contemplated by the Documents and may not be relied upon by any other person or for any other purpose without my prior written consent.

                 B. This opinion letter is rendered as of the date hereof. I do not undertake to advise you of matters that may come to my or the Company's attention subsequent to the date hereof and that may affect the opinions expressed herein, including, without limitation, future changes in applicable laws.

                 C. This opinion letter is limited to the matters stated herein. No opinion is implied, nor may any opinion be inferred, beyond the matters expressly stated herein.

                                       Very truly yours,

                                       SSB INVESTMENTS, INC.
                                       STATE STREET BOSTON CORPORATION



                                       Charles C. Cutrell, III
                                       Counsel

June 14, 1996



Orion Acquisition, Inc.
1999 Broadway, Suite 3600
Denver, Colorado  80202
Attn: General Counsel

The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
New York City, New York  10005
Attn: Richard F. Betz

Ladies and Gentlemen:

                 We are counsel to Wattenberg Gas Investments, LLC, a Delaware limited liability company (the "Company"). In our capacity as counsel for the Company, we are familiar with the transactions contemplated by the Purchase and Sale Agreement dated as of June 14, 1996 (the "Agreement") between Orion Acquisition, Inc. (the "Seller") and the Company as the Buyer. Any capitalized terms used herein which are not defined herein shall have the meanings given to them in the Agreement.

                 We have examined the Agreement, the Assignment, the Option, the Management Agreement and the Ratification of Obligations, as such terms are defined in the Agreement (collectively the "Documents"). We have reviewed and are relying on the opinion to the Seller dated June 14, 1996 of Morris, Nichols, Arsht & Tunnell, special Delaware counsel of the Company, and we have made such other factual and legal investigations as we have deemed necessary. In addition, in rendering this opinion we have examined and relied upon certificates of the Manager of the Company with respect to certain factual matters.

                 In examining and reviewing the Documents, we have assumed (i) the genuineness of all signatures; (ii) the conformity to originals of all documents submitted to us as copies; (iii) the authenticity of all original documents of which we have received copies; (iv) the due authorization, execution, and delivery by the Seller of the Agreement and the other Documents to which it is a signatory; and (v) that the Documents to which the Seller is a signatory are binding on and enforceable against the Seller.

                 Based on the foregoing, and subject to the assumptions, qualifications, and limitations set forth herein, we are of the opinion that the Documents to which the Company is a signatory are binding on and enforceable against the Company by the Seller or by other signatories thereto, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to the assumption that enforcement of remedies will be undertaken in good faith and in a commercially reasonable manner and subject, as to enforceability, to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or law.

                 The opinion expressed in this letter is subject to the following qualifications and limitations:

                 A. The opinion expressed in this letter is limited solely to the law of the State of Colorado and applicable federal law of the United States of America.

                 B. This opinion letter is rendered solely for the use and benefit of Seller, HS Resources, Inc. and their lender banks, including The Chase Manhattan Bank, N.A., and their respective legal counsel in connection with the transactions contemplated by the Documents and may not be relied upon by any other person or for any other purpose without our prior written consent.

                 C. This opinion letter is rendered as of the date hereof. We do not undertake to advise you of matters that may come to our attention subsequent to the date hereof and that may affect the opinions expressed herein.

                 D. This opinion letter is limited to the matters stated herein. No opinion is implied, nor may any opinion be inferred, beyond the matters expressly stated herein.

                                       Very truly yours,



                                       DAVIS, GRAHAM & STUBBS LLP

                                   EXHIBIT T

                              MANAGEMENT AGREEMENT


                 This Management Agreement (the "Agreement"), dated effective as of June 1, 1996 (the "Effective Date"), is by and between Wattenberg Gas Investments, LLC, a Delaware limited liability company, (the "Company" or "WGI") and HS Resources, Inc., a Delaware corporation ("HS" or "Manager") (collectively, the "Parties"). Orion Acquisition, Inc., a Delaware corporation ("Orion"), is a wholly-owned subsidiary of HS.


                                    RECITALS

                 A. The Company owns certain working interests and overriding royalty interests in oil and gas leases and wells, as identified on the attached Exhibits A and B, respectively (collectively, the "Assets");

                 B. Manager has the resources and expertise necessary to operate and manage the Assets and to provide management services to the Company as set forth in this Agreement (collectively, the "Services" as defined in Article 2 below); and

                 C. The Company desires to retain Manager to provide such Services and Manager desires to provide such Services, all pursuant to the terms of this Agreement.


                                   AGREEMENT

                 In consideration for the Parties entering other agreements concurrently herewith and the mutual promises hereunder, the Parties agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

                 All capitalized terms used herein without definition shall have the have the meaning given in the Wellbore Assignment of Oil and Gas Leases with Reservation of Production Payment dated June 14, 1996, between Orion and the Company (the "Assignment"), or in the case of the terms "IRC," "Post-Effective Date Liabilities" and "Losses," in the Purchase and Sale Agreement dated June 14, 1996, by and between Orion and the Company (the "Purchase Agreement").

                                   ARTICLE 2
                                    SERVICES

                 2.1 Subject to Section 2.2 hereof, the constraints of applicable operating and other agreements to which all or any portion of the Assets are now or hereafter subject and the other terms of this Agreement, Manager agrees to and shall have the exclusive right and authority to manage the Assets for and on behalf of the Company, such management to include, without limitation, performance of the following management functions (the "Services"):

                          (a)     Operate, manage, and maintain the Assets.

                          (b)     Gather, process, condition, market, deliver,
transport or sell (or cause to be gathered, processed, conditioned, marketed, delivered, transported or sold) gas, oil and related hydrocarbons produced by the Company from the Assets, and pay or cause to be paid all royalties, production payments (including, without limitation, the Production Payment), net profits interests and all other such payment obligations arising in connection with the Assets or the production of hydrocarbons therefrom; provided, however, that Manager shall obtain the approval of the Company to enter into any sales or marketing agreements which have terms of one year or greater.

                          (c)     Operate the Assets in compliance in all
material respects with all federal, state (including any duly constituted federal or state regulatory body), and local laws, ordinances, rules, regulations and orders applicable to the Assets.

                          (d)     Operate the Assets in material compliance
with all environmental laws and to implement and complete, or cause to be implemented and completed, any remedial, removal or other response action required on the Assets under applicable environmental laws, with such actions to be implemented and completed in accordance with customary industry practices and in compliance with applicable environmental laws.

                          (e)     Inform the Company of any pending or
threatened action or investigation of which Manager receives written notice and which Manager believes in good faith could have a material adverse effect on the Assets, including all actions initiated or investigations threatened by a third party or governmental authority under applicable environmental laws.

                          (f)     Manage and dispose of all solid and/or
hazardous wastes generated in connection with the operation of the Assets in material compliance with applicable environmental laws and to initiate and complete any remedial, removal or other response actions required under applicable environmental laws in response to any release of a hazardous substance on the Assets.

                          (g)     Employ or contract for the services of any
Person required by Manager, in its reasonable discretion, to assist Manager in the performance of any of its duties and responsibilities under this Agreement, including, without limitation, any legal, accounting, geological, geophysical, engineering, operating and other services and advice as Manager deems advisable, in its reasonable discretion, from any Person.

                          (h)     Except for payment of the Production Payment,
pay and perform all obligations of the Company which relate to the Assets, including, without limitation, the payment to itself, on behalf of the Company, of working interest expenses attributable to the Assets and of all money to which it becomes entitled pursuant to the Assignment, and payment to third parties, on behalf of the Company, of working interest expenses attributable to the Assets.

                          (i)     Maintain insurance with respect to the Assets
as is reasonable and customary in the industry, and with respect to all such insurance, cause the Company to be named as an additional insured party on all such insurance policies.

                          (j)     Execute and file and record, when appropriate
or required, all assignments and other instruments, permits, applications, requests or regulatory documents or instruments relating to the Assets.

                          (k)     Establish and maintain all bank accounts,
books and records, capital accounts, the Net Profits Account and other accounts as are required or convenient to operate the Assets.

                          (l)     Perform all accounting and reporting as
required by the Assignment, the Purchase Agreement, and any other agreement relating to the Assets and to which the Company is subject; provided, however, for purposes of this Agreement, the Operating Agreement for Wattenberg Gas Investments, LLC dated effective as of November 8, 1995, as amended and restated April 25, 1996, May 21, 1996 and June 14, 1996, shall not be deemed to be an agreement relating to the Assets to which the Company is subject; and provided further that Manager shall not adopt an entitlement accounting method for gas imbalances that causes the parties subject to the imbalance to be treated as a partnership for federal income tax purposes.

                          All accounting and reporting shall be performed in
accordance with the provisions of this Agreement, consistently applied. Such accounting and reporting may initially be performed based on estimated figures, and subsequently based on actual figures. Beginning with the partial calendar quarter commencing on June 1, 1996, and every applicable calendar quarter thereafter, Manager shall prepare and furnish to the Company within 60 days after the end of each calendar quarter a Quarterly Report. "Quarterly Report" shall mean a report detailing gas production and sales from the Assets attributable to the Wells for the most recent calendar quarter. Such Quarterly Report shall include (1) an accounting of the Net Profits Account, including a summary of all credits and debits, and Production Payments determined in accordance with the Assignment, (2) an accounting of the Company's share of all tax credit qualified gas sales and production, total gas sales and production attributable to the Assets and produced from the Wells, and (3) all other information necessary and sufficient for the Company to calculate and verify Expense Amounts.

                          On or before March 15th of each year, with respect to
the preceding calendar year, Manager shall furnish to the Company a report (referred to herein as the "Annual Report"), based upon mutually agreeable procedures, of (1) the Net Profits Account, including all credits and debits, and all Production Payments determined in accordance with the Assignment, (2) the Company's share of all tax credit qualified gas sales and production, total gas sales and production attributable to the Assets and produced from the Wells, (3) credits under IRC Section 29 which are attributable to the Assets,
(4) Expense Amounts determined in accordance with this Agreement, and (5) all other information necessary and sufficient for the Company to calculate and prepare its tax return for such year. If the production figures reported by Manager are amended by it or other producers subsequent to Manager furnishing an Annual Report to the Company, an amended Annual Report for the affected time period shall be furnished to the Company within 60 days after the end of a calendar quarter during which Manager received the amended production figures. Notwithstanding the immediately foregoing, Manager shall have no obligation to amend a prior Annual Report if the applicable period of limitations for the Internal Revenue Service to make assessments with respect to the year in question has expired.

                          (m)     Calculate, supply adequate substantiation,
and invoice the Company for the Expense Amounts determined in accordance with this Agreement and the Production Payment determined in accordance with the Assignment.

                          If the production information is amended after an
Expense Amount or Production Payment for any given quarter has been calculated, the Expense Amount and/or the Production Payment for that quarter shall be recalculated using the amended information (the "Amended Payment Amount").

                          Manager shall invoice the Company for all Expense
Amounts and Production Payments within 60 days after the end of each calendar quarter, or partial calendar quarter, and the receipt of all supporting data. Manager shall invoice the Company for all Amended Payment Amounts within 60 days after the end of the quarter during which Manager received the amended production information from Orion or other producers.

                          (n)     Manage all contracts relating to the Assets
to which the Company is or becomes a party (except for the Purchase Agreement).

                          (o)     Receive and collect all revenues and income
attributable to the Assets, including, without limitation, all Gross Proceeds and Other Income; the parties understand that all Expense Amounts are deemed not to be revenues and income attributable to the Assets for the purposes of this subsection (o), however, submitting invoices and sufficient supporting documentation to the Company for Expense Amounts is a required obligation of Manager under this Agreement.

                          (p)     Negotiate, execute and deliver all contracts
and agreements and amendments to existing contracts and agreements affecting the Assets which Manager believes are necessary or desirable in connection with the ownership, development, operation, production and maintenance of the Assets or to perform any of the Services hereunder; provided, however, that Manager shall obtain the approval of the Company to enter into any such contract or agreement which has a cost exceeding $25,000 per well (or per separately owned formation within a well), net to the interest of the Company. Unless Manager obtains the prior approval of the Company, Manager shall not intentionally undertake or approve any of the Services described in this Section 2.1(p) if any such Services will exceed by more than 10% the cost levels or estimates upon which the Company's approval was based.

                          (q)     Assume the defense of, handle, investigate
and/or settle all claims, demands, causes of action, lawsuits, mediations, arbitrations and other forms of dispute resolutions and other proceedings which relate in any way to the Assets or the Services performed pursuant to this Agreement; provided, however, that Manager shall obtain the approval of the Company to settle any claim, demand, cause of action or other proceeding if the cost exceeds $25,000 per well, net to the interest of the Company.

                          (r) Serve as the Company's representative as to all
hearings, proceedings, filings, permits, bonds, licenses or such other similar matters as they relate to the drilling of sidetrack wellbores from the Wells and which relate to any governmental, quasi-governmental or regulatory body or agency (other than the Internal Revenue Service), and to execute all applications, permits, orders, consents, waivers and agreements, as such relate to the Wells with respect to such body or agency. Should a conflict arise between the interests of Manager and the Company regarding the foregoing matters, Manager shall advise the Company of (i) any such conflict, and (ii) Buyer's right to represent itself with respect to such matters.

                          (s)     All other acts and things as are necessary to
carry out Manager's responsibilities under this Agreement.

If Manager is not at any time the operator of a particular portion of the Assets, the obligations of Manager under this Agreement with respect to such portion of the Assets shall be construed to require only that Manager use its reasonable best efforts to cause the operator of such portion of the Assets to take such actions or render such performance within the constraints of the applicable contracts.

                2.2       Determination and Payment of the Expense Amount.

                          (a)  The Parties anticipate that the aggregate of (i)
Gross Proceeds and Other Income from the Assets and (ii) the Expense Amount (as hereinafter defined) (collectively, the "Aggregate Amount") will be sufficient to perform all of the Services hereunder. Unless Manager obtains the prior approval of the Company and except for emergency situations, Manager will not undertake or approve Services or operations on the Assets that in any instance are anticipated to involve costs and expenses exceeding the Aggregate Amount for such period when such costs and expenses are payable and which excess costs and expenses cannot reasonably in good faith be expected to be recouped from the Aggregate Amount from a subsequent period or periods. If Manager reasonably in good faith anticipates that costs and expenses which will need to be incurred during a particular period in order to perform the Services hereunder for such period will exceed the Aggregate Amount for that same period, and that the excess of costs and expenses over the Aggregate Amount cannot reasonably in good faith be expected to be recouped from the Aggregate Amount from a subsequent period or periods, then Manager shall forward to the Company a timely request for the amount of funds required for Manager to timely perform such Services, together with documentation supporting Manager's request. The Company shall respond to Manager's request on or before 10 business days after receipt of such request. If the Company in its reasonable and sole discretion elects to grant Manager's request, Manager will undertake such Services or operations on the Assets and the Company shall pay to Manager the funds required for Manager to timely perform such Services, with the Company to recoup all such funds out of the revenues and income collected by Manager pursuant to Section 2.1(o) and amounts payable by the Company pursuant to Section 2.2(b) on a schedule to be determined by the Parties.

                          (b)  The Company recognizes and agrees that for any
Payment Period during which credits are available to the Company under IRC
Section 29 from the production of "qualified fuels" (within the meaning of IRC
Section 29) from the Assets, the Gross Proceeds and Other Income from the Assets attributable to such Payment Period after reduction for funds necessary to satisfy the Production Payment payable to Orion for such period will be insufficient to pay "all expenses attributable to the Assets," which shall mean, for the purposes of this Agreement, all debits made to the Net Profits Account as set forth in Section 4.3 of the Assignment for such Payment Period. The

Company hereby agrees to pay all such excess costs and expenses for any Payment Period (the "Expense Amount") from sources other than Gross Proceeds and Other Income from the Assets. The Company's obligation to fund Expense Amounts shall survive the termination of this Agreement for any reason.

                 2.3 The Company hereby covenants and agrees with Manager as follows:

                          (a)     All revenues and income collected by Manager
pursuant to Section 2.1(o) and amounts payable by the Company pursuant to
Section 2.2(b) shall be used by Manager to perform the Services hereunder.

                          (b)     Any Person is entitled to rely on this
Agreement as granting to Manager the power and authority to manage the Assets and to perform the Services on behalf of the Company. In order to allow Manager to carry out its duties and to exercise its powers hereunder, the Company has executed a Memorandum of Management Agreement and Power of Attorney (the "Power of Attorney") in the form set forth on Schedule 1. The Company shall execute such counterparts of the Power of Attorney as are necessary to carry out the purpose of this Agreement and to evidence that Manager has the power and authority to manage the Assets and to perform the Services on behalf of the Company. The Company and Manager acknowledge that, for purposes of administrative convenience, certain limitations on the authority of Manager which are set forth in this Agreement are not set forth in the Power of Attorney, and that this circumstance shall not result in any expansion in the authority of Manager. The Company shall, for all purposes of this Agreement, be deemed to have elected to participate in any actions properly taken by Manager in accordance with the Power of Attorney.


                                   ARTICLE 3
                            PERFORMANCE OF SERVICES

                 Manager agrees to use reasonable best efforts to perform all of the Services in a reasonable prudent and timely manner consistent with good oil field and business practices.


                                   ARTICLE 4
                               FEES AND EXPENSES

                 4.1 Management Fee. Commencing on the Effective Date and continuing throughout the term of this Agreement, the Company shall pay Manager a fee of $2500 per month (the "Management Fee"). The Management Fee is intended to reimburse Manager for all of its corporate level internal administrative expenses incurred in managing the Assets. The Management Fee does not cover and the Manager shall pay all COPAS overhead charges payable to any Person (including Manager) with respect to the

Assets under any applicable operating or other agreements, in accordance with
Section 2.1(h) as part of the Company's obligations relating to the Assets. With respect to any Well which is not covered by an operating agreement, Manager shall charge the Company and pay to itself out of the revenue and income collected by it pursuant to Section 2.1(o) above or paid to it pursuant to Section 2.2(b), a monthly overhead charge of $350 per Well; provided, however that such well rate shall be adjusted in the manner provided in Paragraph 1(A)(3) of Section III of the 1985 COPAS Accounting Procedure.

                 4.2 Expenses Attributable to the Assets. As the owner of the Assets, the Company is obligated to pay the expenses associated with the Assets and it is recognized and agreed that during each Payment Period for which a Credit Payment Amount is due, the Company must fund the Expense Amount from sources other than Gross Proceeds and Other Income from the Assets during such Payment Period. In connection with providing the Services, if and to the extent that Manager pays or advances expenses associated with the Assets on behalf of the Company, the Company agrees to reimburse Manager for such expenses as follows: Within 60 days following the end of each Payment Period, Manager shall invoice the Company for that portion of the Expense Amount paid by Manager on behalf of the Company (the "Reimbursable Expense Amount").

                          (a)  The Company agrees to pay each Reimbursable
Expense Amount to Manager within 15 days following its receipt of an invoice therefor from Manager. On any past due Reimbursable Expense Amount, the Company agrees to pay (i) interest at the Agreed Rate (defined below) from the date on which such Reimbursable Expense Amount is due until the date on which such Reimbursable Expense Amount is paid, and (ii) an additional amount equal to the amount, if any, of all interest paid to the Company under the Contribution Agreements on any contributions that were not timely made. The term "Agreed Rate" shall mean the annual rate of interest equal to the lesser of (i) the prime rate in effect at The Chase Manhattan Bank, N.A. (or its successor, or if such bank no longer exists, the U.S. prime rate generally recognized in the financial media from time to time) and (ii) the maximum rate of interest allowed by applicable law.

                          (b) Each invoice delivered by Manager to the Company
pursuant to this Section 4.2 shall include the calculation of the expenses which are the subject thereof, together with supporting documentation.


                                   ARTICLE 5
                                INDEMNIFICATION

                 5.1 Manager shall defend, indemnify and hold harmless the Company, and its members; officers; partners; directors; employees; agents; administrators and representatives; including the officers, employees, agents, administrators and representatives of such members; from and against all Losses which arise directly or indirectly from or in connection with Manager's breach of its duties or obligations under this Agreement; provided that the Company is not in material default under the terms and conditions of this Agreement and does not remain in material default under the terms and conditions of this Agreement after Manager has given the Company written notice of such material default and given the Company a reasonable amount of time to cure such material default; and provided further, Manager's indemnity obligations under the terms of this Agreement shall not extend to any Losses which arise or result directly or indirectly from or in connection with the Company's gross negligence, willful misconduct, and/or material non-compliance with its obligations under this Agreement if the Company continues to be in material non-compliance with its obligations under this Agreement after Manager has given the Company written notice of material non-compliance and given the Company a reasonable amount of time to cure said material non-compliance or correct the results of the Company's gross negligence or willful misconduct.

                 5.2 Manager shall defend, indemnify and hold harmless the Company, and its members; officers; partners; directors; employees; agents; administrators and representatives; including the officers, employees, agents, administrators and representatives of such members; from and against all losses which arise directly or indirectly from or in connection with Post-Effective Date Liabilities involving environmental matters, to the extent that Orion or Manager, or their successors and assigns, is jointly liable with the Company and such environmental matters are attributable to the period of time during which this Agreement is in force and effect. Orion shall be responsible for and liable for all costs, expenses, liabilities and obligations accruing or relating to the owning, operating, or maintaining of the Assets or the producing, transporting and marketing of hydrocarbons from the Assets relating to periods before the Effective Date in accordance with Section 13.2 of the Purchase Agreement.


                                   ARTICLE 6
                                   ASSIGNMENT

                 This Agreement may be assigned by the Company with the prior written consent of Manager, which consent shall not be unreasonably withheld. Without the prior written consent of the Company, the accounting functions to be performed by Manager hereunder and Manager's indemnity obligations hereunder may not be assigned and shall remain the obligations of Manager. With respect to all of the other rights, authority, duties and obligations, this Agreement may be assigned by Manager in whole or in part at the same time and to the same extent the Production Payment may be assigned by Orion pursuant to the Assignment.

Upon any such assignment of this Agreement and except for the indemnity obligations and accounting obligations of Manager, Manager shall have no further liability to the Company with respect to any obligations or duties accruing following the effective date of such assignment as to the portion of the Agreement so assigned.

                                   ARTICLE 7
                               TERM / TERMINATION

                 7.1 This Agreement shall be effective for the period from the Effective Date until June 1, 1997. Thereafter, this Agreement shall continue on a year-to-year basis, but may be terminated by either party upon 90 days written notice to the other party. Notwithstanding the foregoing, if the Internal Revenue Service ("IRS") publishes a Revenue Procedure or other guidance in the IRS Cumulative Bulletin allowing for a longer term with respect to management agreements contemplated under a transaction essentially similar to the Purchase Agreement, the Company and Manager agree to extend the term of this Agreement in accordance with such guidance, but in no event shall the term of this Agreement extend beyond January 1, 2005. This Agreement shall not be applicable to any portion of the Assets as to which Orion has effected a partial exercise of the Option.

                 7.2  If Manager is in breach of its obligations set forth in
Article 3, and the Company is materially damaged as a result of such breach, the Company shall so inform Manager in writing of such breach (an "Event of Default"). Thereafter, Manager shall have 30 days in which to cure the Event of Default or such longer period of time as is reasonably necessary under the circumstances so long as Manager undertakes to commence the cure of such Event of Default within such 30-day period and such cure is diligently prosecuted thereafter. If Manager does not cure the Event of Default within that time frame, the Company, at its sole option and discretion, may terminate this Agreement, and retain any legal and equitable rights and remedies it may have against Manager on account of such breach.


                                   ARTICLE 8
                                 MISCELLANEOUS

                 8.1 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other.

                 8.2 This Agreement shall be governed by and construed in accordance with the law of the State of Colorado without reference to the conflict of laws provisions thereof.

                 8.3 All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, by United States mail, telecopy, telefax or other electronic transmission service to the appropriate address as set forth below.


                 If to Manager:

                 HS Resources, Inc.
                 1999 Broadway, Suite 3600
                 Denver, Colorado  80202
                 Attn:  General Counsel
                 Telephone: (303) 296-3600
                 Fax:  (303) 296-3601

                 with a copy to:

                 Orion Acquisition, Inc.
                 1999 Broadway, Suite 3600
                 Denver, Colorado  80202
                 Attn:  General Counsel
                 Telephone: (303) 296-3600
                 Fax:  (303) 296-3601

                 If to Company:

                 Wattenberg Gas Investments, LLC
                 c/o FMR Corp.
                 82 Devonshire Street, R22C
                 Boston, Massachusetts 02109
                 Attention:  Roger D. Tullberg
                 Fax:  (617) 476-6248
                 Telephone:  (617) 563-4791

                 with a copy to:

                 Sullivan & Worcester
                 One Post Office Square
                 Boston, Massachusetts  02109
                 Attention: Christopher C. Curtis, Esq.
                 Telephone: (617) 338-2839
                 Fax:  (617) 338-2880

                 and a copy to:

                 SSB Investments, Inc.
                 225 Franklin Street, M-8
                 Boston, Massachusetts  02110
                 Attention: Susan A. Feig
                 Telephone: (617) 654-3685
                 Fax:  (617) 654-4850
or at such other address and to the attention of such other person as such Party may designate by written notice to the other Party.

                 8.4 Notwithstanding anything herein provided to the contrary, the Company shall be deemed to have given its approval to Manager for any matter requiring the Company's approval if the Company fails to deny its approval to Manager within 7 days of receipt from Manager of a request for approval under this Agreement, or within such shorter time period if the situation requires Manager to act before the 7-day period has expired and Manager notifies Company of such shorter time frame.

                 8.5 Subject to Article 6 hereof, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Further, this Agreement, and the rights and obligations hereunder, shall be a covenant running with the lands attributable to the Assets.

                 8.6 This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Parties. Any party hereto may, only by an instrument in writing, waive compliance by another Party with any term or provision of this Agreement on the part of such other Party to be performed or complied with. The waiver by any Party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

                 8.7 If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                 8.8 In addition to any other remedy which Manager may enjoy under this Agreement, at law or in equity, Manager shall have the right to seek and enforce the remedy of specific performance by the Company of its obligations under this Agreement.

                 8.9 The provisions of Section 2.2 and of Article 5 shall survive the termination of this Agreement for any reason with respect to liabilities or obligations under such provisions that accrue or arise during the period of time that this Agreement, including any amendments, replacements or renewals of this Agreement, is valid and in effect.

                 8.10 This Agreement is not intended to create, and shall not be construed to create, a relationship of partnership or an association for profit between Manager and the Company.

                 8.11     The Parties agree not to record this Management
Agreement.

                 IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                       Wattenberg Gas Investments, LLC

                                       By:    Its Manager, Fontenelle, Inc.


                                              By:
                                                 ----------------------------
                                                 Name:  Gary L. Greenstein
                                                 Title: Vice President

                                       HS Resources, Inc.


                                       By:
                                           ----------------------------------
                                           Name:  Annette Montoya
                                           Title: Vice President

                                   SCHEDULE 1


            MEMORANDUM OF MANAGEMENT AGREEMENT AND POWER OF ATTORNEY


                 This MEMORANDUM OF MANAGEMENT AGREEMENT AND POWER OF ATTORNEY (this "Power of Attorney") is dated as of June 14, 1996 and effective as of June 1, 1996 (the "Effective Date"), and is executed by and between Wattenberg Gas Investments, LLC, a Delaware limited liability company having an office at 82 Devonshire Street, R22C, Boston, Massachusetts 02109 (the "Company") and HS Resources, Inc., a Delaware corporation, having an office at 1999 Broadway, Suite 3600, Denver, Colorado 80202 (the "Manager") (collectively, the "Parties"). Orion Acquisition, Inc., a Delaware corporation ("Orion"), is a wholly-owned subsidiary of Manager.

                 The Parties hereby give notice that they entered into a Management Agreement dated June 14, 1996 (the "Agreement"), whereby the Company contracted with Manager for Manager to perform certain operating and management services relative to the lands and leases identified on Exhibit A and to the wells identified on Exhibit B (collectively, the "Assets" as further defined in that Purchase and Sale Agreement dated June 14, 1996 between the Parties (the "Purchase Agreement")). The Company does hereby appoint and constitute Manager as its duly authorized Attorney-in-Fact with the powers and obligations set forth herein. Manager may present this Power of Attorney to any third party as evidence of its authority to perform the duties and obligations of Manager under the Agreement.

                 Manager has agreed to manage the Assets for and on behalf of the Company, by performing certain management services, as limited and described in more detail in the Agreement (the "Services").

                 Effective as of the Effective Date, the Company does hereby revoke all prior powers of attorney granted in connection with the following matters and does hereby appoint and constitute Manager as its duly authorized Attorney- in-Fact with power and authority for the Company and in its name, place and stead to execute, acknowledge and deliver such instruments as Manager deems necessary or convenient in connection with the following matters relating to real or personal property constituting the Assets:

                          (a)     Operate, manage, and maintain the Assets.

                          (b) Gather, process, condition, market, deliver, transport or sell (or cause to be gathered, processed, conditioned, marketed, delivered, transported or sold) gas, oil and related hydrocarbons produced by the Company from the Assets, and pay or cause to be paid all royalties, production payments, net profits interests and all other such payment obligations arising in connection with the Assets or the production of hydrocarbons therefrom; provided, however, that Manager shall obtain the approval of the Company to enter into any sales or marketing agreements which have terms of one year or greater.

                          (c) Operate the Assets in compliance in all material respects with all federal, state (including any duly constituted federal or state regulatory body), and local laws, ordinances, rules, regulations and orders applicable to the Assets.

                          (d) Operate the Assets in material compliance with all environmental laws and to implement and complete, or cause to be implemented and completed, any remedial, removal or other response action required on the Assets under applicable environmental laws, with such actions to be implemented and completed in accordance with customary industry practices and in compliance with applicable environmental laws.

                          (e) Manage and dispose of all solid and/or hazardous wastes generated in connection with the operation of the Assets in material compliance with applicable environmental laws and to initiate and complete any remedial, removal or other response actions required under applicable environmental laws in response to any release of a hazardous substance on the Assets.

                          (f) Employ or contract for the services of any person required by Manager, in its reasonable discretion, to assist Manager in the performance of any of its duties and responsibilities under the Agreement, including, without limitation, any legal, accounting, geological, geophysical, engineering, operating and other services and advice as Manager deems advisable, in its reasonable discretion, from any person.

                          (g) Pay and perform all obligations of the Company which relate to the Assets, including, without limitation, the payment to itself, on behalf of the Company, of working interest expenses attributable to the Assets and of all money to which it becomes entitled, and payment to third parties, on behalf of the Company, of working interest expenses attributable to the Assets.

                          (h) Maintain insurance with respect to the Assets as is reasonable and customary in the industry, and with respect to all such insurance, cause the Company to be named as an additional insured party on all such insurance policies.

                          (i) Execute and file and record, when appropriate or required, all assignments and other instruments, permits, applications, requests or regulatory documents or instruments relating to the Assets.

                          (j) Establish and maintain all bank accounts, books and records, capital accounts, Net Profits Account and other accounts as are required or convenient to operate the Assets.

                          (k) Perform all accounting and reporting related to the Assets.

                          (l) Calculate and invoice the Company for amounts due under the Purchase Agreement.

                          (m) Manage all contracts relating to the Assets to which the Company is or becomes a party (except for the Purchase Agreement and the Operating Agreement of the Company).

                          (n) Receive and collect all revenues and income attributable to the Assets.

                          (o) Negotiate, execute and deliver all contracts and agreements and amendments to existing contracts and agreements affecting the Assets which Manager believes are necessary or desirable in connection with the ownership, development, operation, production and maintenance of the Assets or to perform any of the Services under the Agreement.

                          (p) Assume the defense of, handle, investigate and/or settle all claims, demands, causes of action, lawsuits, mediations, arbitrations and other forms of dispute resolutions and other proceedings which relate in any way to the Assets or the Services performed pursuant to the Agreement.

                          (q) Act on behalf of and bind the Company with respect to all hearings, proceedings, filing, permits, bonds, licenses or such other similar matters as they relate to the Assets (including, but not limited to the drilling of sidetrack wellbores from the Wells) or a portion thereof and which relate to any governmental, quasi-governmental or regulatory body or agency (other than the Internal
                 Revenue Service), and to execute all applications, permits, orders, consents, waivers and agreements, as such relate to the Assets or a portion thereof, with respect such body or agency.

                 (r) Exercise on behalf of the Company the right to not participate or to non-consent any proposal.

                 (s) Pool or unitize the Company's interests in the Assets.

                 (t) All other acts and things as are necessary to carry out Manager's responsibilities under the Agreement.

         The powers herein conferred shall extend to all acts and transactions described in (a) - (t) above affecting the Assets and extend to all forms of interests in the Assets. This Power of Attorney is irrevocable by the Company and is coupled with an interest in the lands covered by the Assets for the period from the Effective Date until the Agreement is terminated. If Orion elects to exercise its rights under the Option to Purchase Oil and Gas Interests dated June 14, 1996 between the Company and Orion (the "Option"), this Power of Attorney shall no longer be effective as to the Assets on which Orion has exercised the Option.

         If Manager is not at any time the operator of a particular portion of the Assets, the obligations of Manager under the Agreement with respect to such portion of the Assets shall be construed to require only that Manager use reasonable best efforts to cause the operator of such portion of the Assets to take such actions or render such performance within the constraints of the applicable contracts.

         Manager shall use reasonable best efforts to perform the Services in a reasonable and prudent manner consistent with good oil field and business practices.

         Any person is entitled to rely on this Power of Attorney as notice that Manager has been given the power and authority to manage the Assets and to perform the Services on behalf of the Company.

                                        WATTENBERG GAS INVESTMENTS, LLC
                                        By:   Its Manager, Fontenelle, Inc.


                                        By:
                                           ------------------------------------
                                        Name:  Gary L. Greenstein
                                        Title: Vice President


                                        HS RESOURCES, INC.


                                        By:
                                           ------------------------------------
                                        Name:  Annette Montoya
                                        Title: Vice President

STATE OF COLORADO  )
   CITY AND        ) ss.
COUNTY OF DENVER   )

                 The foregoing instrument was acknowledged before me this 14th day of June, 1996, by Annette Montoya, Vice President of HS Resources, Inc., a Delaware corporation, on behalf of such corporation.

                 Witness my hand and official seal.


                                       ---------------------------------------
                                       Notary Public

                                       My commission expires:
                                                              ----------------

(SEAL)




COMMONWEALTH OF MASSACHUSETTS     )
                                  ) ss.
COUNTY OF SUFFOLK                 )

                 The foregoing instrument was acknowledged before me this 17th day of June, 1996, by Gary L. Greenstein, Vice President of Fontenelle, Inc. a Delaware corporation, Manager of Wattenberg Gas Investments, LLC, a Delaware limited liability company on behalf of such company.

                 Witness my hand and official seal.



                                       ---------------------------------------
                                       Notary Public

                                       My commission expires:
                                                              ----------------
(SEAL)

                                   EXHIBIT U


                                ESCROW AGREEMENT


                 This Escrow Agreement is made and entered into this ____ day of ______________, by and between Orion Acquisition, Inc. ("Seller"), Wattenberg Gas Investments, LLC ("Buyer"), and __________________ BANK ("Escrow Agent"). Seller and Buyer are sometimes herein jointly referred to as the "Parties."


                                    RECITALS

                 A. Seller and Buyer are the Seller and Buyer, respectively, under that certain Purchase and Sale Agreement dated June 14, 1996 (the "Purchase Agreement"), and Grantor and Grantee, respectively, under the Wellbore Assignment of Oil and Gas Leases with Reservation of Production Payment dated June 14, 1996 (the "Assignment"); and

                 B. Pursuant to Section 8.3 of the Purchase Agreement, Seller and Buyer have agreed that Buyer shall deposit certain amounts in an escrow account; and

                 C. Escrow Agent has agreed to act as such in accordance with the terms, provisions and conditions of this Escrow Agreement and to hold the funds described herein in accordance with the terms and provisions hereof.


                                   AGREEMENT

                 In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                 1. Of even date herewith, Buyer has delivered to Escrow Agent and Escrow Agent hereby acknowledges the receipt of an Expense Amount (as defined in the Management Agreement dated June 14, 1996 between Seller and HS Resources, Inc.) for deposit into the account set up hereunder (the "Escrow Account"). Seller and Buyer have advised Escrow Agent that Buyer will deliver additional Expense Amounts for deposit into the Escrow Account. Such sums, together with any interest or other earnings of the money so deposited shall be referred to herein as the "Escrow Funds."

                 2. During the term of this Escrow Agreement, Escrow Agent shall hold and maintain the Escrow Funds and said funds shall be invested or reinvested by Escrow Agent at the joint written direction of Seller and Buyer. Seller and Buyer hereby direct Escrow Agent to invest the Escrow Funds in the _______________________ Fund.

                 The Escrow Agent shall sell all or any designated part of such investments so directed in writing jointly by Seller and Buyer. All commissions, brokerage taxes, fees and expenses, if any, applicable to the acquisition or sale of the investments under this paragraph shall be paid initially from the interest or income generated from the Escrow Funds and thereafter from any remaining amounts in the Escrow Funds. The Escrow Agent shall not be liable for losses on any investments made by it pursuant to and in compliance with such instructions.

                 3. The Escrow Agent shall hold and disburse the Escrow Funds during the term of this Escrow Agreement in accordance with the joint written instructions from Seller and Buyer. The Escrow Agent shall deliver the Escrow Funds or any part thereof to the party designated to receive such funds if Escrow Agent receives joint written instructions from both Seller and Buyer to do so. The Escrow Agent shall hold the Escrow Funds until it has received a joint written instruction notice from Seller and Buyer as to how delivery of the Escrow Funds shall be made. Should any controversy arise between Seller and Buyer and/or the Escrow Agent with respect to this Escrow Agreement or with respect to the right to receive the Escrow Funds, the Escrow Agent shall have the right to consult counsel and/or to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the Parties. Should such actions be necessary, or should the Escrow Agent become involved in litigation in any manner whatsoever on account of this Escrow Agreement or the Escrow Funds held hereunder, the Parties bind and obligate themselves, their successors, assigns and legal representatives to pay the Escrow Agent, in addition to any charge made hereunder for acting as Escrow Agent, reasonable attorney's fees incurred by the Escrow Agent, and any other disbursements, expenses, losses, costs and damages in connection with and resulting from such actions.

                 4.       Duties of the Escrow Agent

                          (a)     The duties of the Escrow Agent are only such
as are herein specifically provided, being purely ministerial in nature, and the Escrow Agent shall incur no liability whatsoever except for gross negligence or willful misconduct. The Escrow Agent is not a party to any other agreement regarding the subject matter contained herein and as such shall only be bound by the terms and conditions of this Escrow Agreement.

                          (b)     The Escrow Agent shall be under no
responsibility for the recitals in this Escrow Agreement, the covenants or undertakings set forth in the Purchase Agreement, the Assignment, or in respect of any of the items deposited with the Escrow Agent other than to comply with the specific duties and responsibilities set forth herein and with any written instructions or other communications herein provided for; and, without limiting the generality of the foregoing, the Escrow Agent shall have no obligation or responsibility to determine the correctness of any statement or calculation made by any party hereto in any written instruction or other communication or the genuineness or validity of any document. The Escrow Agent shall be fully protected in acting in accordance with any written instructions or other communications from Seller and Buyer given to it in accordance with the provisions hereof and reasonably believed by it to have been signed by the proper parties. The Escrow Agent shall have no liability for losses arising from any cause beyond its control, including (but not limited to) the following: (i) the act, failure or neglect of any agent or correspondent selected by the Escrow Agent for the remittance of funds; (ii) any delay, error, omission or default of any mail, delivery, cable or wireless agency or operator; (iii) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. The Escrow Agent shall be entitled to pay from the Escrow Funds the cost and expense of defending any legal proceedings which may be instituted against it with respect to the subject matter of this Escrow Agreement (including counsel and investigatory fees); provided, however, the Escrow Agent shall consult with Seller and Buyer prior to incurring any such legal expenses. The Escrow Agent shall not be required to institute legal proceedings of any kind.

                 5. The Escrow Agent may resign at any time by giving written notice to Seller and Buyer. Such resignation shall not be effective until a new Escrow Agent has been appointed by the joint written agreement of Seller and Buyer. The Escrow Agent may at any time be removed by notice in writing delivered to the Escrow Agent by Seller and Buyer. The Escrow Agent's sole responsibility thereafter shall be to keep safely all Escrow Funds then held by it and to deliver the same to a person designated by the Parties or in accordance with the directions of a final order or judgment from a court having competent jurisdiction.

                 6. For its services pursuant to this Escrow Agreement, the Escrow Agent shall be entitled to a fee of _______________________ DOLLARS ($______.00 U.S.). Any fees and expenses due the Escrow Agent shall be borne one- half (1/2) by Seller and one-half (1/2) by Buyer and shall be paid within 10 days after the receipt of an invoice from the Escrow Agent for such fees and expenses. The Parties jointly and severally agree to pay to the Escrow Agent its fees for the services rendered by it pursuant to the provisions of this Escrow Agreement and will reimburse the Escrow Agent for its reasonable expenses, including reasonable attorney's fees incurred in connection with the negotiations, drafting and performance by it of such services. Except as otherwise noted, this fee covers account acceptance, set-up and termination expenses, plus usual and customary related administrative services such as safekeeping, investment, collection and distribution of assets, including normal record keeping and reporting requirements. Any additional services beyond the receipt, investment and payment of funds specified in this Escrow Agreement, or activities requiring excessive administrator time or out-of-pocket expenses such as optional substitution of collateral or securities, shall be deemed extraordinary fees for which related costs, transaction charges and additional fees will be billed at the Escrow Agent's standard charges for such items.

                 7. The Parties agree to jointly and severally indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, tax, liability and expense that may be incurred by the Escrow Agent arising out of or in connection with its acceptance or appointment as the Escrow Agent hereunder, including the legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder. Any fees and expenses resulting from the foregoing indemnification shall be borne one-half (1/2) by Seller and one-half (1/2) by Buyer.

                 8. The Escrow Agent is hereby given a lien on the Escrow Funds for all indebtedness that may become owing to the Escrow Agent hereunder, which lien may be enforced by the Escrow Agent by setoff or appropriate foreclosure proceedings.

                 9. The Parties warrant to the Escrow Agent that there are no federal, state or local tax liabilities or filing requirements whatsoever concerning the Escrow Agent's actions contemplated hereunder and warrant and represent to the Escrow Agent that the Escrow Agent has no duty to withhold or file any report regarding any tax liability (other than with respect to interest on the Escrow Funds) under any federal or state income tax, local or state property tax, local or state sales or use taxes, or any other tax by any taxing authority. The Parties agree to jointly and severally indemnify the Escrow Agent fully for any tax liability, penalties or interest incurred by the Escrow Agent arising hereunder and agree to pay in full any such tax liability together with penalty and interest if any tax liability is ultimately assessed against the Escrow Agent for any reason as a result of its actions hereunder (except for the Escrow Agent's individual income tax liability with respect to its fees).

                 10. All notices, requests, directions, instructions, waivers, approvals or other communications to any party hereto shall be made or delivered in person or by registered mail or certified mail, postage prepaid, addressed to such party as provided below, or to such other address as such party may hereafter specify in a written notice to the other parties named herein, and all such notices or other communications shall be in writing so addressed and shall be effective upon receipt by the addressee thereof:

                 Escrow Agent:    _____________________ BANK
                                  Corporate Trust Department


                                  Attn:  ______________________
                                  Telephone: (   )
                                  Fax:  (   )

                 Seller:          Orion Acquisition, Inc.
                                  1999 Broadway, Suite 3600
                                  Denver, Colorado  80202
                                  Attn:  General Counsel
                                  Telephone: (303) 296-3600
                                  Fax:  (303) 296-3601

                 Buyer:           Wattenberg Gas Investments, LLC
                                  c/o FMR Corp.
                                  82 Devonshire Street, R22C
                                  Boston, Massachusetts  02109
                                  Attn:  Roger D. Tullberg
                                  Telephone: (617) 563-4791
                                  Fax:  (617) 476-6248

                                  with a copy to:

                                  SSB Investments, Inc.
                                  225 Franklin Street, M-8
                                  Boston, Massachusetts  02110
                                  Attention: Susan A. Feig
                                  Telephone: (617) 654-3685
                                  Fax:  (617) 654-4850

                 11. No agreement shall be effective to amend or supplement this Escrow Agreement unless such agreement is in writing and signed by the parties hereto. This Escrow Agreement may be executed in any number of execution counterparts.

                 12. This Escrow Agreement shall be governed by and construed in accordance with the law of the State of Colorado, except that statutory provisions regarding fiduciary duties and liabilities of Trustees shall not apply to this Escrow Agreement. The Parties expressly waive such duties and liabilities, it being their intent to create solely an agency relationship and hold the Escrow Agent liable only in the event of its gross negligence or willful misconduct in order to obtain lower fee schedule rates as specifically negotiated with the Escrow Agent.

                 13. This Escrow Agreement shall terminate by its own terms when no funds remain in the Escrow Account, unless sooner terminated in writing by the Parties, in which case the balance of any funds remaining in the Escrow Account upon such termination shall promptly be paid in accordance with written instructions signed by Seller and Buyer.

                 IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first above written.


                                       ORION ACQUISITION, INC.


                                       By:
                                           -----------------------------------
                                       Name:  Annette Montoya
                                       Title: Vice President


                                       WATTENBERG GAS INVESTMENTS, LLC

                                       By its Manager, Fontenelle, Inc.


                                       By:
                                           -----------------------------------
                                       Name:  Gary L. Greenstein
                                       Title: Vice President


                                                            BANK,
                                       --------------------
                                           as Escrow Agent


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:                        President
                                              ----------------------

                                   EXHIBIT V


                           LIMITED POWER OF ATTORNEY


                 Wattenberg Gas Investments, LLC, a Delaware limited liability company, having an office at 82 Devonshire Street, R22C, Boston, Massachusetts 02109 (the "Company") does hereby make, constitute and appoint Thomas H. McCarthy, Jr. having an office at 3047 So. Claude Court, Denver, Colorado 80210, to be its true and lawful attorney (attorney-in-fact), for it and in its name and behalf, to execute and deliver the Assignment, Bill of Sale and Conveyance attached hereto as Schedule 1, requiring execution and delivery in the name of the Company pursuant to the terms of that certain Purchase and Sale Agreement dated June 14, 1996 between the Company and Orion Acquisition, Inc. ("Orion"), for the leases and wells identified by exhibit therein (the "Assets").

                 The attorney-in-fact shall execute and is obligated to execute from time to time the attached Assignment, Bill of Sale and Conveyance, in any number of counterparts and covering all or any portion of the Assets, upon the written request of Orion, regardless of any objection by any party including the Company. Such written request shall include a copy of a written notice from Orion to the Company, which Orion represents has been received by the Company at least 60 days prior to the submittal to the attorney-in-fact (which the attorney-in-fact shall not be required to verify), stating that (a) the Company failed to perform an obligation under (i) the Purchase and Sale Agreement, (ii) the Wellbore Assignment of Oil and Gas Leases with Reservation of Production Payment dated June 14, 1996 between Orion and the Company, (iii) the Option to Purchase Oil and Gas Interests dated June 14, 1996 between the Company and Orion (the "Option"), or (iv) the Management Agreement dated June 14, 1996 between the Company and HS Resources, Inc., and (b) that Orion tendered any required payment to WGI for the Assets to be conveyed by the Assignment, Bill of Sale and Conveyance in accordance with the terms of the Option. The written request shall also include a signed statement by an officer of Orion, that the Company has not remedied such failure to perform in the 60 days since the Company's receipt of the written notice of such failure to perform.

                 This Limited Power of Attorney is irrevocable by the Company and is coupled with an interest in the lands covered by the Assets. The foregoing power of attorney shall be effective from the date hereof until Orion receives a conveyance of all of the Assets or until the Option expires, which ever is earlier.

                 Gary L. Greenstein, Vice President of Fontenelle, Inc., in its capacity as Manager of the Company, hereby certifies that the execution of this Limited Power of Attorney is authorized by the Operating Agreement of the Company dated effective as of November 8, 1995, as amended and restated April 25, 1996, May 21, 1996 and June 14, 1996 and other governing authority of the Company and that the Company will ratify and confirm all lawful actions taken by Thomas H. McCarthy, Jr., or his successor, on behalf of the Company which are authorized by this Limited Power of Attorney. The Company and Orion each waive any and all claims against the attorney-in-fact and the right to enjoin the attorney-in-fact for any actions authorized herein. The Company and Orion each shall indemnify and release the attorney-in-fact from any damages incurred by or claims made against the attorney-in-fact for any exercise of authority granted herein.

                 Thomas H. McCarthy, Jr. may not resign as attorney-in-fact under this Limited Power of Attorney until he appoints a successor attorney-in-fact and notifies the Company and Orion of such appointment, and the successor agrees to such appointment in a writing delivered to Orion. In the event that Thomas H. McCarthy, Jr. is deceased, is permanently incapacitated or otherwise is unable to perform under this Limited Power of Attorney, Dante L. Zarlengo, having an office at 621 - 17th Street, Suite 2200, Denver, Colorado 80293 is appointed as the successor attorney-in-fact for the Company.

                 Orion may assign all of its right, title, interest and obligation under this Limited Power of Attorney to HS Resources, Inc. ("HS"), a Delaware corporation, without any prior notice or consent of WGI. Upon satisfaction of the requirements set forth above and receipt of evidence of such an assignment by Orion, the attorney-in-fact shall execute and deliver the requested Assignment, Bill of Sale and Conveyances to HS.

                 This Limited Power of Attorney is executed on June 14, 1996, and effective for all purposes as of June 1, 1996.

                                       WATTENBERG GAS INVESTMENTS, LLC

                                       By:   Its Manager, Fontenelle, Inc.

                                             By:
                                                ------------------------------
                                             Name:  Gary L. Greenstein
                                             Title: Vice President

                                       ORION ACQUISITION, INC.


                                       By:
                                          -----------------------------
                                       Name:  Annette Montoya
                                       Title: Vice President

                                       THOMAS H. MCCARTHY, JR.

                                       By:
                                          -----------------------------
                                       Name:  Thomas H. McCarthy, Jr.

COMMONWEALTH OF MASSACHUSETTS     )
                                  )    ss.
COUNTY OF SUFFOLK                 )

        The foregoing instrument was acknowledged before me this 17th day of June, 1996, by Gary L. Greenstein, Vice President of Fontenelle, Inc. a Delaware corporation, Manager of Wattenberg Gas Investments, LLC, a Delaware limited liability company on behalf of such company.

Witness my hand and official seal.

                                       --------------------------------------
                                       Notary Public

                                       My commission expires:
                                                             ----------------
(SEAL)



STATE OF COLORADO )
   CITY AND       ) ss.
COUNTY OF DENVER  )

                 The foregoing instrument was acknowledged before me this 14th day of June, 1996, by Annette Montoya, in her capacity as Vice President of Orion Acquisition, Inc., a Delaware corporation on behalf of such corporation.

                 Witness my hand and official seal.


                                       --------------------------------------
                                       Notary Public

                                       My commission expires:
                                                             ----------------
(SEAL)

STATE OF COLORADO )
   CITY AND       ) ss.
COUNTY OF DENVER  )

                 The foregoing instrument was acknowledged before me this 14th day of June, 1996, by Thomas H. McCarthy, Jr., an individual.

                 Witness my hand and official seal.

                                       --------------------------------------
                                       Notary Public

                                       My commission expires:
                                                              ---------------
(SEAL)

                                   SCHEDULE 1

                    ASSIGNMENT, BILL OF SALE AND CONVEYANCE


                 THIS ASSIGNMENT, BILL OF SALE AND CONVEYANCE ("Assignment") is dated this ____ day of _________, but effective as of _______________ (the "Effective Date"), from WATTENBERG GAS INVESTMENTS, LLC, a Delaware limited liability company with an office at 82 Devonshire Street, R22C, Boston, Massachusetts 02109 (herein called "Assignor"), to ORION ACQUISITION, INC., a Delaware corporation with an office at 1999 Broadway, Suite 3600 Denver, Colorado 80202 (herein called "Assignee").


                 For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, and DELIVER unto Assignee all of the following:

                 A. All of Assignor's right, title and interest in and to the oil and gas leases described in Exhibit A, insofar and only insofar as said leases cover the right to produce the wells described in Exhibit B from the intervals in such wells identified in Exhibit B as of the Effective Date (the above described interests in such leases being herein called the "Leases" and the above described interest in such wells being herein called the "Wells"), subject to any restrictions, exceptions, reservations, conditions, limitations, burdens, contracts, agreements and other matters applicable to the Leases and the Wells, and excluding such portion of the Leases and the Wells which were not conveyed to Assignor because of Defective Interests or which were determined to be Excluded Assets (as such terms are defined in the Purchase and Sale Agreement between Assignor and Assignee dated June 14, 1996 (the "Purchase Agreement");

                 B. The right, title and interest of Assignor in and to overriding royalty interests in the Leases insofar and only insofar as the Leases cover the wellbores associated with the Wells from the producing intervals identified in Exhibit B;

                 C. To the extent affected, the right, title and interest of Assignor in and to, or derived from, the presently existing and valid oil, gas and mineral unitization, pooling, operating and communitization agreements, declarations and orders affecting the Leases and Wells, and in and to the properties covered and the units created thereby;

                 D. To the extent affected, the right, title and interest of Assignor in and to the personal property and fixtures that are appurtenant to the Wells, including all wells, casing, tubing, pumps, separators, tanks, lines and other personal property and oil field equipment appurtenant to such Wells; provided, however, that Assignor shall remain co-owner of any personal property appurtenant to any property owned by Assignor that is not exclusively part of the Wells;

                 E. To the extent affected, the right, title and interest of Assignor in and to and under, or derived from, the presently existing and valid gas sales, purchase, gathering and processing contracts and operating agreements, joint venture agreements, partnership agreements, rights- of-way, easements, permits and surface leases and other contracts, agreements and instruments (but specifically excluding any management agreements), only in relevant part to the extent and insofar as the same are appurtenant to the Leases, Wells and the units referred to in Paragraph C above; provided, however, that Assignor shall remain co-owner of any agreements, including unitization and pooling agreements, if they pertain to any property owned by Assignor that is not exclusively part of the Leases or Wells.

                 All of the foregoing leases, interests, rights and properties described in Paragraphs A through E, above, are herein called the "Properties" and are located in the various counties identified in Exhibits A and B.

                 To have and to hold the Properties forever, subject to the following:

                 1. THIS ASSIGNMENT IS MADE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, EXCEPT AS TO PARTIES CLAIMING BY, THROUGH OR UNDER ASSIGNOR.

                 2. Assignor shall execute such forms of assignment conveying Assignor's interest in the Properties as may be required by any governmental authority to conform to governmental regulation and such assignments shall not serve to enlarge or diminish the rights herein conveyed.

                 3. This Assignment shall be binding upon and inure to the benefit of Assignee and Assignor and their respective successors and assigns.

                 Executed and effective as of the day and year first above written.



                                       By:
                                          -----------------------------------
                                       Name:  Thomas H. McCarthy, Jr.
                                       Title: Attorney-in-Fact




STATE OF COLORADO                 )
   CITY AND                       ) ss.
COUNTY OF DENVER                  )

                 The foregoing instrument was acknowledged before me this ____ day of ______________ by Thomas H. McCarthy, Jr. as Attorney-in-Fact of WATTENBERG GAS INVESTMENTS, LLC, a Delaware limited liability company, on behalf of such company.

                 Witness my hand and official seal.

My Commission Expires:
                                       --------------------------------------
                                       Notary Public
                                       Name:
                                       Address:
- - --------------------------------

[seal]